UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08200

BRIDGEWAY FUNDS, INC.

(Exact name of registrant as specified in charter)

5615 Kirby Drive, Suite 518 Houston, Texas	77005-2448
(Address of principal executive offices)	(Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2007

AGGRESSIVE INVESTORS 1

(Closed to New Investors)

AGGRESSIVE INVESTORS 2

ULTRA-SMALL COMPANY

(Closed)

ULTRA-SMALL COMPANY MARKET

MICRO-CAP LIMITED

(Closed to New Investors)

SMALL-CAP GROWTH

SMALL-CAP VALUE

LARGE-CAP GROWTH

LARGE-CAP VALUE

BLUE CHIP 35 INDEX

BALANCED

www.Bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2007*

	June Qtr. 4/1/07 to 6/30/07	Annualized
Fund		1 Year	5 Year	10 Year	Inception to Date	Inception
Aggressive Investors 1	8.31%	10.79%	15.91%	18.67%	20.74%	August 5, 1994
Aggressive Investors 2	11.14%	16.68%	15.31%		13.90%	October 31, 2001
Ultra-Small Company	4.12%	9.12%	24.08%	20.21%	22.26%	August 5, 1994
Ultra-Small Company Market	3.40%	10.08%	20.12%		16.08%	July 31, 1997
Micro-Cap Limited	3.00%	-3.43%	11.35%		16.85%	June 30, 1998
Small-Cap Growth	7.74%	8.54%			13.71%	October 31, 2003
Small-Cap Value	12.76%	16.98%			18.70%	October 31, 2003
Large-Cap Growth	7.13%	16.98%			9.98%	October 31, 2003
Large-Cap Value	4.92%	19.57%			16.60%	October 31, 2003
Blue Chip 35 Index	7.44%	19.81%	8.99%		6.64%	July 31, 1997
Balanced	1.97%	5.87%	7.25%		5.87%	June 30, 2001

Bridgeway Funds Returns for Calendar Years 1995 through 2006*

Fund	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%
Ultra-Small Company Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%
Small-Cap Growth										11.59%	18.24%	5.31%
Small-Cap Value										17.33%	18.92%	12.77%
Large-Cap Growth										6.77%	9.33%	4.99%
Large-Cap Value										15.15%	11.62%	18.52%
Blue Chip 35 Index				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures include the reimbursement of dividends and capital gains. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. Periods of less than one year are not annualized.

As stated in the current prospectus, the annual gross operating expense ratios are: Aggressive Investors 1 Fund 1.58%, Aggressive Investors 2 Fund 1.12%, Ultra-Small Company Fund 1.09%, Ultra-Small Company Market Fund 0.65%, Micro-Cap Limited Fund 1.60%, Balanced Fund 0.94%, Small-Cap Growth Fund 0.81%, Small-Cap Value Fund 0.77%, and Large-Cap Growth Fund 0.82%.

The annual gross operating expense ratio for Large-Cap Value Fund and Blue Chip 35 Index Fund are 0.86% and 0.47% respectively. The Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 0.84% and 0.15% respectively. Any material change to this policy would require a vote by shareholders.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website www.bridgeway.com.

Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

*Numbers highlighted in green indicate periods when the Fund out performed its primary benchmark.

i	www.Bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

Dear Fellow Shareholders,

Most of the Bridgeway Funds enjoyed a very strong quarter ended June 30, 2007. Unfortunately, this was not enough to offset a poor September 2006 quarter, and our fiscal year returns were among the poorest—relative to our primary market benchmarks—of any year in the last decade. We are finally starting to see indications of a style shift toward larger and more growth-oriented stocks. (See page 2.) Consistent with this shift, our Aggressive Investors style funds were among the best performers during the fiscal year, and our worst showing came from Micro-Cap Limited Fund. Running counter to this trend, however, Small-Cap Value Fund enjoyed a particularly rewarding recent three months and once again leads its market performance benchmark since inception. In fact, each of our Bridgeway Funds maintains this distinction, so I am particularly pleased with the long-term consistency we have achieved through the years. (See the facing page for returns in the format required by the SEC.)

I am also pleased to acknowledge another performance highlight that occurred during the fiscal year concerning two of the Funds managed by Bridgeway Capital Management, Inc. (“Bridgeway” or the “Adviser”), Ultra-Small Company Fund and Aggressive Investors 1 Fund. You can see details on page 2.

Our two passively managed funds, Ultra-Small Company Market and Blue Chip 35 Index, both celebrated their 10th anniversaries since their inception in July 1997 (page 3). We continue to hammer home the perils of chasing hot returns, providing some updated (and disturbing) data from our own Funds. A hint for the antidote? See page 3.

Each year, we present the worst thing that happened at Bridgeway. As shareholders, you are the true owners and have every right to know “the good, the bad, and the ugly.” The revelations for fiscal 2007 may surprise you a bit (page 3).

We continue to get questions about how our founder invests his own money. By way of disclosure, John publishes his own target asset allocation plan (page 6). Be forewarned…each investor’s situation is different; don’t just follow John’s plan. He has a steel stomach for market downturns, a characteristic that has helped his financial picture over the last two decades, but also has caused some short-term bumps along the way.

Audited financial statements begin on page 120. Our last section includes information on why the Bridgeway Funds’ Board of Directors renewed the advisory contract with Bridgeway (page 147).

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds and this company. Please keep your ideas coming—both favorable and critical. They provide us with a vital tool in helping us serve you better.

Sincerely,

John Montgomery	Richard P. Cancelmo, Jr.

Elena Khoziaeva	Michael A. Whipple

Your investment management team

www.Bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version:  The tide finally may have turned toward larger and more growth-oriented companies in the quarter ended June 30, 2007. We’ve been waiting to see stronger performances from these sub-classes for quite a while.

As you probably know, we don’t pay much attention to market trends at Bridgeway. Our investment process looks the same in a bear or bull market. We tend to examine market trends only after the fact, primarily to explain what happened by looking in the rear view mirror. We encourage investors to keep their portfolios in balance with respect to their appropriate asset allocation (how much they want to have in each asset class and fund), and not use potential trend information to try to time the market. (“The trend is NOT always your friend.”)

On that note, the overall market did continue in a favorable direction over the past quarter, but not without some volatility along the way. The Federal Reserve ended its period of interest rate hikes in June 2006 and left federal funds unchanged at 5.25% throughout the fiscal year. The subprime mortgage fiasco hindered any potential recovery in housing, while sending yields on fixed income securities climbing in the latest quarter. The global buyout boom continued as private equity managers and other investors continued to seek perceived value in other (non-housing) sectors of the market. Each corner of the stock market achieved a welcome positive return for the quarter ended June 30, 2007 as the following mutual fund data from Morningstar indicates:

	4/1/07 to 6/30/07
	Value	Core	Growth
Large	6.10%	6.21%	6.70%
Mid	5.98%	6.44%	7.84%
Small	4.40%	5.51%	7.24%

	7/1/06 to 6/30/07
	Value	Core	Growth
Large	20.98%	19.50%	17.17%
Mid	21.20%	20.47%	19.00%
Small	16.39%	17.02%	16.28%

Overall, quarterly and fiscal year returns were quite strong across the board. Mid-cap stocks were the big winners, which helped the performance of our Aggressive Investors Funds, beginning in the quarter ended March 31, 2007. In the last two quarters of the fiscal year, Aggressive Investors 2 Fund more than made up for the underperformance in calendar year 2006, another example of the wisdom of staying put during periods of absolute or relative underperformance. A more subtle trend was that growth stocks generally took the lead over their value counterparts in the most recent quarter.

Two in the Top Ten

The Short Version:  We are pleased that two of our earliest funds, Aggressive Investors 1 Fund (9th out of 1,547 funds) and Ultra-Small Company Fund (6th out of 1,547 funds), have achieved track records that landed them in the top ten among all 1,547 domestic stock mutual funds (sorted to include only the best performing class within multiple-class fund families) over the last ten years ended June 30, 2007 according to Morningstar. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.*

Bridgeway Funds is the only mutual fund company to place two funds on the ten year short list. While we enjoyed a quick internal “high five,” we will never rest on our laurels. The real test will come over the next ten years (and the ten years after that). As long-term investors, all Bridgeway staff are working hard to continue and improve our performance.

* Past performance is no guarantee of future results. Aggressive Investors 1 Fund ranked 3,543rd of 3,962 domestic equity funds for 1 year and 341st of 2,773 for 5 years. Ultra-Small Company Fund ranked 3,687th of 3,962 domestic equity funds for 1 year and 38th of 2,773 for 5 years.

2	Annual Report | June 30, 2007

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Happy Birthday: BRLIX and BRSIX turn 10!

The Short Version:  Ultra-Small Company Market Fund and Blue Chip 35 Index Fund celebrated their milestone ten year anniversaries since inception, and we wish to thank our shareholders (new and old) for their continued confidence.

Like any proud parent, we celebrate all of the important milestones in our “offspring’s” lives. In the mutual fund world, those accomplishments come in the form of excellent performance over an extended period of time.

When a fund makes it to three years since inception, its managers are pleased to finally have a credible track record to tout (assuming it is a credible record). Five years is the next major milestone, when investors may see fund performance in more than one market environment. At ten years, funds have typically experienced various cycles, both bullish and bearish times for their styles and the markets as a whole. Bridgeway Funds is pleased to have four funds in the ten year category. We also look forward to building the track record of our youngest funds (Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund)—and extending these four within the framework of our four business values: integrity, investment performance, cost efficiency and friendly service. We look forward to celebrating the next ten years with you as well.

Invest in the Worst or Best?

The Short Version:  Recent research indicates that both individual and institutional investors tend to buy funds with strong three to five year historical performance. Over the years, Bridgeway has come to a very significant conclusion: chasing returns (or buying after-the-fact) is one of the best ways to destroy value and end up with poor performance (or worse) over time. Please, don’t invest in our funds in this short-sighted manner. We believe the best solution to long-term success is to find well managed funds appropriate for your needs and risk tolerance and to invest for the long haul.

In our December 2006 report section entitled “Preaching to the Choir,” I expressed our investment team’s view that two of the biggest enemies of strong investor returns are emotions and “chasing short (or mid) term returns.” I titled that section “Preaching to the Choir,” because if you were still invested at the end of that year, you hadn’t jumped ship. Alas, I wrote that section a bit prematurely (or too few people were reading). Using Aggressive Investors 2 Fund as an example—17% of our shareholders’ money was redeemed in the March 2007 quarter. Undoubtedly, some of these shareholders didn’t like the fact that the Fund underperformed the market for the first calendar year since its inception in 2001. But, as some research has indicated, periods of underperformance are frequently followed by outperformance, and those ex-shareholders who had bailed the Fund missed the 11% increase in just the June 2007 quarter alone.

This short-sighted approach to investing reflects a problem that is prevalent in the investment world and one that Bridgeway (along with competitors, journalists, and regulators) must address by way of investor education. As a footnote, investors started returning to Aggressive Investors 2 Fund again in June, just in time for those shareholders to have missed the biggest part of our run-up so far in 2007. Talk about poor timing.

Additional research indicates that if you analyzed trailing mid-term performance and invested each year in our worst fund, you would significantly outperform a strategy of investing in our best-performing fund at that time. While not successful in every period, we definitely recommend a “stay put” strategy—one my sister calls the Rip Van Winkle method of investing. This entails deciding on a long-term asset allocation, putting it in place, and staying put (sleeping) through peaks and valleys, as discussed more below.

The Worst Thing at Bridgeway in Fiscal Year 2007

The Short Version:  The worst thing that happened at Bridgeway during the past year was higher staff turnover as we experienced two retirements and two unexpected departures. Though unusual for us, the turnover rate was low by industry standards.

This important section has become a Bridgeway tradition within each annual report. As a shareholder, you are the owner and “boss,” and we think you have a right to know the negatives as well as the positives. In previous years, this section has dealt with operational errors, accounting errors, investment performance, and compliance issues. For the second year in a row, we are pleased to report no major glitches in these categories. However, the issue I’m about to highlight is just as important to us: higher turnover among Bridgeway staff.

www.Bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

For five years in a row, from 2001 through mid-2006, not a single Bridgeway partner (full-time staff member) left our firm for any reason at all. Zero—a remarkable record that is unheard of in our business (or any business for that matter). We aspire to maintain long term relationships with everyone: our shareholders, our vendors, and our partners. We strive to create a rewarding work environment, full of high energy people committed to strong relationships, our company vision and mission, and our investors’ financial well-being. Low turnover improves communications, builds skills and wisdom (that stay internal to Bridgeway), and cultivates a culture that pursues our mission in a very powerful way. On that note, we are sad to report that over the twelve month period ending June 30, 2007, four of twenty-four partners left the firm for different reasons. This isn’t high in our industry, but it’s very high for Bridgeway. We experienced our first death (Kim, a leader in our foundation work), our first retirement (Glen, our first Fund treasurer), and our first “halftime” event (Joanna, the first person we hired at Bridgeway in 1993). Another partner left to pursue other passions through a new profession.

You’re probably wondering what a “halftime” event is. For a detailed explanation, read the book Halftime, by Bob Buford. In a nutshell, halftime represents a time of transformation toward using skills learned in the for-profit sector to make a meaningful impact in the non-profit world. That was the case with Joanna. In addition to her numerous responsibilities at Bridgeway, Joanna helped create these important shareholder communications and ensured they made it to your doorstep each quarter. She was our very first partner (after myself) and was instrumental in helping turn a sketchy business plan into a successful and unique company. Now she is back in start-up mode, helping to create a new community foundation from the ground up. (Yes, there is life after Bridgeway.) I have every confidence that she will achieve significant successes in her new venture and will have a great influence there like she has at Bridgeway and throughout her rewarding career. Joanna was an English teacher in an “earlier life” and coached high school cheerleading. She was a great cheerleader at Bridgeway too, and helped create various aspects of the culture we enjoy today. I’ll miss her organizational skills, her “emceeing” at Bridgeway events, her keeping after me to get things done on time (I improved significantly during our 14 years together…didn’t I, Joanna?), and the closeness of her friendship down the hall. I’m expecting our relationship as fellow shareholders and friends to continue.

I wrote a section about Kim, a remarkable individual who left us way too soon, in our last annual report. Now, I’d like to share a few words about Glen. The “elder statesman” of our Bridgeway family (oh, come on, he retired in his early 60’s; that seems younger all the time), Glen programmed our initial accounting system to keep track of shareholder records and calculate our Fund prices for most of the first decade of our existence. He was on the quiet end of the spectrum, and everyone stopped to listen when he spoke. He was very creative and a good problem solver who remained flexible and upbeat during the tremendous changes and challenges he “survived” as Bridgeway grew from $10 million in assets to $100 million to about $3 billion when he retired.

Surely the folks who left the company will be sorely missed for their professionalism and friendship. Did the exodus create havoc in our operations? No, especially since most of the departures were planned or evolved over time. When Kim went on medical leave, we ramped up support from an outside foundation service organization, and other partners pitched in, both by covering her daily assignments and by caring for our dear friend. We had an orderly and planned transition around Glen’s retirement. We began shifting some internal responsibilities in administration in advance of Joanna’s departure to assume her new role. Overall, we have a much broader and deeper “bench” at Bridgeway than in previous years. One of our ongoing goals is never to become dependent on any one person, including myself. (As an old sports coach used to say, “there is no ‘I’ in team.”)

The Hard Truth about Soft Dollars

The Short Version:  Deep within the pages of Bridgeway Funds’ Statement of Additional Information is the brief disclosure that the Adviser does not participate in any soft dollar commission arrangements. (Soft dollars are trading commissions taken right out of your Fund’s performance that pay for such things as research, computer terminals, and news services for the adviser.) On the surface, using commissions to pay for research or other services may not seem like a very big deal, but at Bridgeway we believe these arrangements represent unnecessary and costly expenses for our shareholders. Our no-soft-dollar policy minimizes trading costs to maximize shareholder returns.

A few times over the years we have highlighted the negative impact of this practice called “soft dollars.” Since the founding of Bridgeway, we have avoided this practice and feel it represents an untenable conflict of interest between the Adviser (Bridgeway Capital Management) and our Fund shareholders. The conflict? While the Adviser benefits directly through lower expenses, the shareholder ultimately writes the check in the form of higher stock trading commission costs. Recent

4	Annual Report | June 30, 2007

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

research by Roger Edelen, Greg Kadlec and Richard Evans confirms these economic benefits to an investment adviser at the expense of fund shareholders and lends further justification to Bridgeway’s long-held policy. Their study concludes that funds using soft dollars report both higher average trading costs and trading volume than those that do not engage in the practice. In addition, the study finds no correlation between the use of soft dollar arrangements and better fund performance. In other words, the increased trading costs due to soft dollar arrangements are borne by investors through diminished returns.

At Bridgeway, we perform all of our stock related research in-house and pay for services with the Adviser’s money (instead of through higher trading commissions). By doing our part to minimize trading costs to shareholders, Bridgeway’s commission rate is less than a penny a share and is among the lowest in the industry.

Could the Adviser increase its profits by participating in soft dollars arrangements? Absolutely, at least in the short term. Will we ever do that? Absolutely NOT. Our shareholders will always be our top priority, and, as fellow shareholders ourselves, we understand. Our no-soft-dollar policy is one of the many ways that we put shareholders first.

How Does John Invest His Money?

John’s Translation:  We have a strong commitment to disclosure at Bridgeway, and I think it is fair for shareholders to know exactly how their portfolio manager invests his or her money. Some people say I have a steel stomach in a market downturn. Thus, my target allocation for my personal investments may be more aggressive than would be considered appropriate for most people. I rely very heavily on the funds we manage to build my “nest egg” for retirement (which is more than a few years away).

A Bridgeway partner recently informed me that our shareholders continue to ask the question, “How does John invest his money?” Since I haven’t shared my target asset allocation with you in a while, I thought I’d give you an update in this annual report. Bear in mind, everybody’s situation is different: our goals, our risk tolerance, our investing experience, our time horizons. I am not recommending that you follow my target allocation. I share my allocation with you to show you my thought process and also by way of disclosure; however, because your situation is undoubtedly different than mine, you should not simply copy what I’m doing.

Personally, I have a high pain threshold in a market downturn. I don’t usually look at my account statements (though accounting folks review them for accuracy and tax reporting). My rule of thumb, both professionally and personally, is, “If it doesn’t make a difference in a decision you make, don’t look.” I realize this is hardly classical wisdom, but I see two big problems with following one’s investments too frequently. First, investors tend to become more nervous, especially in a downturn, which causes (in my opinion) unnecessary stress, and based on several studies, too much costly changing from one investment to another. Second, investors tend to “chase hot returns,” buying more after a big run-up and selling after a downturn-a formula for financial disaster.

So what’s the antidote to obsessing about returns? Is there a more productive way to spend time and energy? My philosophy is…

a)	structure an asset allocation plan that matches your goals, investing time horizon, and tolerance for risk (generally, diversified short-term income investments for short-term needs and more stocks for long-term needs),

b)	write it down,

c)	implement it, and

d)	rebalance it every one or two years (or as lifestyle changes occur).

www.Bridgeway.com	5

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

By way of disclosure…

First, I am 51 years young and my three children have all completed college. (We wrote our last tuition check in April!) My wife and I pay expenses out of our joint employment income from our respective workplaces, so my investments are essentially all long-term focused and earmarked for our retirement years. For near-term obligations (or maybe an emergency fund), I have historically used short-term bonds (including inflation-protected bonds) and a small amount within a money market fund.

Second, at any given time, my actual allocation will vary somewhat from the target below due to periodic cash flow and tax management considerations. Generally, I try to keep it in balance over time. By rebalancing on a periodic basis, I am able to invest more dollars in funds that have underperformed and trim what has done really well.

Third, I use Bridgeway-managed portfolios for 100% of my stock market investing needs. (No portfolio manager at Bridgeway is permitted to buy domestic equities directly; we “eat our own cooking.”)

Fourth, this table does not include my substantial, majority ownership in Bridgeway Capital Management, since I plan to retire off of my personal investments as detailed below. [The allocation of Bridgeway Funds through my Bridgeway Capital Management ownership can be found in the Statement of Additional Information on our web site].

Fifth, in addition to my mutual fund allocation, I also have some investments in an illiquid real estate partnership that my brother (also a director of Bridgeway Capital Management) manages, a holding that represents less than 10% of my retirement assets.

Finally, the following table depicts my personal targeted fund allocation, but does not show or explain how the Bridgeway managers (including me) manage money within each fund.

Whew! Here’s my long term target allocation:

Fund	Allocation
Bridgeway Aggressive Investors 1 and 2 Funds	46%
Bridgeway Ultra-Small Company Fund	17
Bridgeway Micro-Cap Limited Fund	13
Calvert Large-Cap Growth Fund	10
Bridgeway Balanced Fund	8
Bridgeway Blue Chip 35 Index Fund	1
Bridgeway Large-Cap Growth Fund	1
Bridgeway Large-Cap Value Fund	1
Bridgeway Small-Cap Growth Fund	1
Bridgeway Small-Cap Value Fund	1
Bridgeway Ultra-Small Company Market Fund	1

Total	100%

Disclaimer

The following is a reminder from the friendly folks at Bridgeway Funds who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Discussions of historical performance do not guarantee and are not indicative of future performance.

6	Annual Report | June 30, 2007

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Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the third quarter in a row, our Fund beat its primary market benchmark, the S&P 500 Index. Aggressive Investors 1 Fund appreciated 8.31% in the quarter ended June 30, 2007 compared to a gain of 6.28% for the S&P 500 Index and 7.13% for our peer benchmark, the Lipper Capital Appreciation Funds Index. The Russell 2000 Index of smaller stocks was up 4.42% for the June quarter, reflecting a recent “trend” favoring larger and especially mid-sized companies. I am pleased with the “clean sweep” of our quarterly returns.

Nevertheless, our recent strong quarterly performance was not enough to offset the poor showing during the September 2006 quarter, and our Fund lagged its primary market benchmark for the first full fiscal year since 1998. For the Fiscal Year ended June 30, 2007, the Fund returned 10.79% compared to 20.58% for the S&P 500 Index and 18.00% for the Lipper Capital Appreciation Funds Index. While an absolute return above 10% is nothing to sneeze at (indeed, it is roughly equal to the long-term annual return of domestic stocks overall), our investment objective focuses on returns relative to the market. Therefore, by our way of thinking, fiscal 2007 was not a good year for Aggressive Investors 1 Fund.

The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 To 6/30/07	10 Year 7/1/97 to 6/30/07	Life-to-Date 8/5/94 to 6/30/07

Aggressive Investors 1 Fund	8.31%	10.79%	15.91%	18.67%	20.74%
S&P 500 Index (large companies)	6.28%	20.58%	10.71%	7.12%	11.60%
Russell 2000 Index (small companies)	4.42%	16.43%	13.88%	9.06%	11.45%
Lipper Capital Appreciation Funds Index	7.13%	18.00%	11.50%	6.89%	9.81%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, Aggressive Investors 1 Fund ranked 281st of 344 capital appreciation funds for the twelve months ending June 30, 2007, 28th of 234 over the last five years, 2nd of 114 over the last ten years, and 1st of 62 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Growth of $10,000 Invested in Aggressive Investors 1 Fund and Indexes from 8/5/94 to 6/30/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our top performing stocks for the June quarter were very broad based with six of the eight major sector groups represented on this list. No one part of the economy drove our strong performance. Our top two performing stocks contributed almost three percentage points to our quarterly return. Sixty of our 87 stocks had positive returns.

These are the ten best performers for the June quarter:

Rank	Description	Industry	% Gain
1	CROCS Inc	Apparel	82.0%
2	McDermott International Inc	Engineering & Construction	69.7%
3	Research In Motion Ltd	Computers	46.5%
4	General Cable Corp	Electrical Comp & Equip	41.8%
5	Ceradyne Inc	Miscellaneous Manufacturing	35.1%
6	Southern Copper Corp	Mining	31.5%
7	Apple Inc	Computers	31.4%
8	CommScope Inc	Telecommunications	30.2%
9	Holly Corp	Oil & Gas	25.1%
10	Chaparral Steel Co	Iron/Steel	23.6%

CROCS, Inc., best known for its comfortable, colorful, designer (plastic) shoes, operates about 11,000 retail stores worldwide. Based in Niwot, Colorado, the company’s sales have been growing more than two-fold, and earnings have been exploding. Originally, CROCS was a smaller diversifying position, yet it comprised more than 3% of our Fund’s net assets at the end of June due to its very strong appreciation over the past year. The company has produced a steady stream of positive news and the stock price has followed suit. CROCS went public in early 2006, and its share price has almost tripled since that time.

McDermott International, Inc. is an engineering and construction company focused on the energy sector. This Houston, Texas-based company soared to an all-time high in the June quarter after announcing better than expected first quarter earnings. The favorable news continued as McDermott was awarded a significant oil platform management contract by Saudi Aramco and new pipeline projects in Vietnam and Qatar. The stock price rose on these announcements, and the company represented the second strongest performer during the quarter.

Our third best performer was Research in Motion, maker of the ever popular Blackberry. I recently replaced my four year old Blackberry with a “Pearl.” This remarkable, tiny instrument is a phone, camera, email, and GPS locator all in one. Others appear to be buying too, as the company appreciated over 45% in the quarter.

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Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  On the other end of the spectrum, only one company declined more than 20% for the June quarter. Similar to our best performers, our poorer performing stocks were also very broad based, with six of eight major sectors represented. All together, these 10 stocks cost our Fund less than 2% of quarterly return.

These are the ten stocks that performed the worst in the June quarter:

Rank	Description	Industry	% Loss
1	The First Marblehead Corp	Diversified Financial Svcs	-22.1%
2	NBTY Inc	Pharmaceuticals	-16.8%
3	Xcel Energy Inc	Electric	-16.7%
4	Brush Engineered Materials Inc	Mining	-15.8%
5	Sovereign Bancorp Inc	Savings & Loans	-14.3%
6	TeleTech Holdings Inc	Commercial Services	-11.5%
7	Mattel Inc	Toys/Games/Hobbies	-11.5%
8	Ryanair Holdings plc	Airlines	-10.8%
9	American Electric Power Co Inc	Electric	-10.8%
10	Albemarle Corp	Chemicals	-10.5%

The First Marblehead Corporation is a repeating poor performer from last quarter. The company provides outsourcing services for private education lending, a growing market, but one that has come under increased scrutiny over alleged kickbacks to universities. During the quarter, rival Sallie Mae agreed to be acquired, and two major banks, Bank of America and JP Morgan, were involved in financing the proposed buyout transaction. (The deal has yet to be completed.) Those two institutions represented significant funding sources for First Marblehead, and investors grew concerned that they may shift a larger percentage of their business to Sallie Mae. Our models finally cried “uncle,” but not before another significant decline. Fortunately, the company represented a very small Fund position and cost us only about -0.20% during the quarter.

Our second worst performer, NBTY, Inc., actually cost us the most in performance, about a half a percent. This nutritional supplement company manufactures and markets products under the brand names Nature’s Bounty, Solgar, and Ester-C, among others. NBTY reported a strong quarter of earnings, but Wall Street apparently didn’t like its moderating sales growth and the company sold off on this news. Of note, the company’s online sales plunged by 5%, and its large wholesale unit also declined.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Similar to the picture for the quarter, our best performing stocks for the Fiscal Year demonstrated the diversity of our holdings. Our top performing stock for the quarter was also the top performing stock for the Fiscal Year. Our best three performers added nearly five percentage points to our Fiscal Year return. Unfortunately, these top holdings were not strong enough to offset the laggards in the next section, which contributed to a lower fund return relative to our market benchmark.

These are the ten best performers for the Fiscal Year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	CROCS Inc	Apparel	229.1%
2	Cleveland-Cliffs Inc	Iron/Steel	85.4%
3	Big Lots Inc	Retail	62.8%
4	Research In Motion Ltd	Computers	56.0%
5	Guess? Inc	Apparel	48.5%
6	Chaparral Steel Co	Iron/Steel	46.8%
7	General Cable Corp	Electrical Comp & Equip	45.1%
8	AT&T Inc.	Telecommunications	40.7%
9	Holly Corp	Oil & Gas	39.5%
10	Varian Semiconductor Equip Assoc Inc	Semiconductors	37.5%

10	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

CROCS also represented our best performer of the year with the company contributing over 2% to the overall return of the Fund. Another consumer company, Guess? Inc., was also a significant contributor, adding just over 1% to our performance during the Fiscal Year. The Los Angeles, California-based clothing retailer reported record earnings in the first quarter of 2007 and its North American unit has experienced 17 straight quarters of sales growth.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  While seven sectors were represented on our worst performing list for the Fiscal Year, the three worst performers were all industrial companies. The poor performers of the Fiscal Year were tightly focused around the September quarter, when four of our five models performed poorly and most of our companies that announced disappointments were pounded hard. More details were included with our September quarter report.

These are the ten stocks that performed the worst for the Fiscal Year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Plexus Corp	Electronics	-38.9%
2	EGL Inc	Transportation	-38.5%
3	American Science & Engineering Inc	Electronics	-35.2%
4	Hansen Natural Corp	Beverages	-32.3%
5	Zoran Corp	Semiconductors	-31.6%
6	The First Marblehead Corp	Diversified Fin Svcs	-30.7%
7	NutriSystem Inc	Internet	-27.4%
8	Volt Information Sciences Inc	Commercial Services	-26.2%
9	Tetra Technologies Inc	Oil & Gas Services	-25.6%
10	Dress Barn Inc	Retail	-25.0%

Plexus Corporation is similar to many of the stocks above as its worst damage occurred in the September 2006 quarter. Plexus, an electronics manufacturer, which we owned at the beginning of the Fiscal Year, was hurt pretty hard when the company announced in late July an expected unfavorable shift toward less profitable products and higher expenses for stock options and compensation costs. The stock price immediately tumbled about 30% on the news, a reaction that was all too characteristic of many of our stocks in the May through September 2006 timeframe.

Hansen Natural is an example of a company that performed extremely well for us in the past, but gave back a portion of those gains this Fiscal Year. The company markets and distributes energy drinks under such brands as Monster Energy, Lost Energy and Ace. While we have written about the strong performances of Hansen in past reports (it was our top performer in fiscal 2006), the company met a similar fate as Plexus above and plunged last August 2006 when it reported earnings that were one penny below analysts’ expectations. Its stock price plummeted 25% in one day after the announcement. We closed out our position last fall.

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Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

Top Ten Holdings as of June 30, 2007

Three of the Fund’s five largest holdings as of June 30, 2007 were also among our best performers for the year: CROCS, Big Lots, and Guess? Inc. Combined, these three companies represented almost 14% of the Fund’s net assets and contributed over 5% to its return. As a whole, our top 10 holdings represented 33.9% of net assets – fairly lean by our standards – and represented significant diversification among industry sectors.

Rank	Description	Industry	Percent of Net Assets
1	Big Lots Inc	Retail	6.2%
2	FEI Co	Electronics	4.2%
3	Guess? Inc	Apparel	4.2%
4	McDermott International Inc	Engineering & Construction	3.5%
5	CROCS Inc	Apparel	3.4%
6	Varian Semiconductor Equip Assoc Inc	Semiconductors	3.1%
7	Cooper Tire & Rubber Co	Auto Parts & Equipment	2.4%
8	Morgan Stanley	Diversified Finan Serv	2.4%
9	Vail Resorts Inc	Entertainment	2.3%
10	Apple Inc	Computers	2.2%

			33.9%

Industry Sector Representation as of June 30, 2007

Our significant underweighting in the financial sector helped our June quarter performance as many of these companies continued to be hindered by bad news in the subprime mortgage market. On the other hand, the Fund was overweighted in consumer, cyclicals, an allocation that hurt our performance. Overall, the effect was relatively minor and our market beating performance for the quarter was more attributable to the quality of our model’s individual stock picks. Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% S&P 500 Index	Difference
Basic Materials	6.3%	3.1%	3.2%
Communications	14.8%	11.6%	3.2%
Consumer, Cyclical	26.0%	8.4%	17.6%
Consumer, Non-cyclical	10.8%	19.7%	-8.9%
Energy	5.8%	10.7%	-4.9%
Financial	8.4%	20.2%	-11.8%
Industrial	16.8%	11.9%	4.9%
Technology	9.0%	10.9%	-1.9%
Utilities	2.1%	3.5%	-1.4%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Differences Between the “Sister Funds,” Aggressive Investors 1 and 2

The Short Version:  There are investment differences between our two Aggressive Investors Funds, but right now I consider them very minor . . . but if this is so, why the 5.9% difference in returns over the last year???

As highlighted in our prospectus, our two Aggressive Investors Funds have identical investment objectives and the investment strategies are very similar. The primary difference is that Aggressive Investors 2 Fund does not invest in stocks for which there is relatively low market liquidity, that is, stocks that don’t trade a lot of shares. This tends to correlate with, but is not identical to, very small companies. The Adviser believes this gives Aggressive Investors 1 Fund an advantage in a market environment in which small stocks dominate, such as the period from 2000-2006. It may actually be a

12	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

disadvantage in a period of large stock domination. It is interesting to note that in the last fiscal year, the S&P 500 Index of large companies outperformed the Russell 2000 Index of small companies, and true to our belief, this contributed some to Aggressive Investor 2 Fund’s better return. However, two other factors also contribute to a difference in returns in these Funds.

The second factor is the timing of investments. Since Aggressive Investors 1 Fund is a closed fund and Aggressive Investors 2 Fund is still open, new investments in the latter Fund are invested in some newer stock picks that we may decide to hold off on purchasing in Aggressive Investors 1 Fund until we decide to sell a current holding – or we may end up never investing in. This is good in some market environments and bad in others. Counting the additional transaction costs of investing new money, I’d say this is pretty much a “draw” over the long haul, but may contribute to substantial year-to-year variation in returns. (As a side note, this phenomenon also leads to a higher number of total stocks in Aggressive Investors 2 Fund, currently 74, versus 67 in Aggressive Investors 1 Fund.)

The third factor is simply “statistical noise,” or the “luck of the draw” as to which Fund will perform better in a given, shorter time period. Since one holding can contribute (and occasionally does contribute) several percentage points of fund return, a single difference in holdings can contribute to a substantial variation in fund return.

When you add all these together, it’s hard for me as the portfolio manager (or a shareholder) to get very excited about the differences in these Funds at this stage. Over the very long haul, I think Aggressive Investors 1 Fund has a slight advantage in returns, although perhaps with higher volatility and during the period of time Aggressive Investors 2 Fund remains open, with somewhat poorer tax efficiency. In the next five years, however, large stocks may do better than the less liquid ones, which may be a net benefit to Aggressive Investors 2 Fund. And of course, it is impossible to predict accurately aspects of the overall market or the timing and effect of these Fund characteristics. The best defense against all these market moves is outlined on page 3. Then, if you can beat a relevant market benchmark over the long haul (we’ve done so historically since inception, but can promise nothing about the future), then this provides some “cushion” against the downturns.

For the record, Aggressive Investors 1 Fund outperformed Aggressive Investors 2 Fund in 2002, 2003, and 2006. Aggressive Investors 2 Fund outperformed in 2004, 2005, and the first six months of 2007. Again, it’s hard for me to get very worked up about the differences.

Shareholder Feedback

Following up on the prior section, I thought I’d comment on some things our shareholders (and one ex-shareholder) have said in the discussion about Aggressive Investors 1 and 2 Funds:

“BRAIX is fast becoming twice the size of BRAGX. No doubt performance chasers are contributing.” It’s true, Aggressive Investors 2 Fund is 85% bigger than Aggressive Investors 1 Fund and that gap is widening. I do think some performance chasers (unfortunately) are buying Aggressive Investors 2 Fund (since it is open), but unlike purchasing stocks, I don’t think this adds in any significant way to the difference in returns between these Funds.

“These funds have an incredible amount of overlap.” Yes, absolutely. They currently use all the same models.

“The expense ratio of Aggressive Investors 1 is higher.” Yes. The base fee and performance fee rates are slightly higher, reflecting the closed fund status. Also, a bigger part of this difference is due to the higher growth of net assets in Aggressive Investors 2 Fund, which leads to a smaller performance fee expressed as a percentage of current year average net assets (this is a function of net assets over the trailing five year period). If this makes your head hurt, just skip on. If you want more information, read the section in our Statement of Additional Information on performance based fees.

“Aggressive Investors 2 has recent better returns and a lower expense ratio and is therefore the better fund.” I would definitely not conclude this, although I certainly agree that all else being the same, a lower expense ratio is better.

“Wake up J.M.” OK, I admit to suffering a bit of jet lag from a trip to India, but I hope this section indicates I’m fully awake and in gear!

www.Bridgeway.com	13

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

“Bridgeway Aggressive Investors 1 was the last active fund I bought, but in 2001 or 2002, Montgomery, while losing between 15 and 19%, elected to give himself a bonus for beating the benchmark. That was too much for me and I dumped the fund which already had a high enough expense ratio.” I’m not sure whether this person is referring to the management fee of the Fund or my personal salary, so I’ll briefly cover both. The management fee can theoretically increase when the Fund has declined, for example, when we beat our market benchmark in a bear market. This is intended to align the Adviser’s compensation with our investment objective: “. . . to exceed the stock market total return . . . over longer periods of time . . .” The actual calculation is rather complicated. (See page 64 and 65 of the prospectus for more information.) There can be no election to increase the fee after the performance period, however. The independent directors do review this structure and vote on it annually, as outlined in the section on pages 147 to 148. The management fee rate of Aggressive Investors 1 Fund never increased during this period. Overall, our expense ratio increased from 1.81% in fiscal year 2002 to 1.90% in fiscal year 2003, though it has declined over the years in between to 1.72% in fiscal year 2007. The expense ratio is a function of the management fee, assets under management and the rates we negotiate with other service providers (e.g. for accounting, audit, etc.). The rate increased in fiscal year 2003 due to declining net assets in a bear market. My personal salary did increase during this period, and has each year except in 2004. My salary is set by a process that includes specific goals (including Fund relative performance in accordance with our investment objective) and outside consultant data, but has been capped for some years at Bridgeway’s “7:1 maximum” (I can’t make more than seven times the lowest compensated person at Bridgeway).

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

14	Annual Report | June 30, 2007

THIS PAGE INTENTIONALLY LEFT BLANK

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Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 99.01%
Apparel - 8.67%
	CROCS, Inc.*+	290,800	$12,513,124
	Guess?, Inc.+	318,000	15,276,720
	Iconix Brand Group, Inc.*+	185,600	4,124,032

			31,913,876

Auto Parts & Equipment - 3.48%
	Cooper Tire & Rubber Co.	320,300	8,846,686
	Goodyear Tire & Rubber Co.*+	113,800	3,955,688

			12,802,374

Banks - 1.26%
	US Bancorp+	141,000	4,645,950

Chemicals - 2.02%
	Potash Corp. of Saskatchewan	95,100	7,414,947

Commercial Services - 3.32%
	Huron Consulting Group, Inc.*+	47,200	3,446,072
	Sotheby’s	78,400	3,607,968
	TeleTech Holdings, Inc.*	158,400	5,144,832

			12,198,872

Computers - 3.94%
	Apple, Inc.*	67,400	8,225,496
	Research In Motion*+	31,400	6,279,686

			14,505,182

Diversified Financial Services - 4.36%
	Intercontinental Exchange, Inc.*	24,700	3,651,895
	Merrill Lynch & Co., Inc.	43,300	3,619,014
	Morgan Stanley	104,300	8,748,684

			16,019,593

Electric - Utilities - 2.11%
	American Electric Power Co., Inc.	48,600	2,188,944
	Enel SPA**	35,400	1,900,980
	Entergy Corp.+	24,400	2,619,340
	National Grid, PLC**	14,496	1,069,515

			7,778,779

Electrical Components & Equipment - 2.51%
	Belden CDT, Inc.	71,900	3,979,665
	General Cable Corp.*+	69,600	5,272,200

			9,251,865

Industry	Company	Shares	Value

Electronics - 5.24%
	Avnet, Inc.*	98,400	$3,900,576
	FEI Co.*+	473,100	15,356,826

			19,257,402

Engineering and Construction - 3.55%
	McDermott International, Inc.*	157,200	13,066,464

Entertainment - 2.29%
	Vail Resorts, Inc.*+	138,600	8,436,582

Forest Products & Paper - 1.17%
	Rock-Tenn Co.	135,700	4,304,404

Hand/Machine Tools - 1.03%
	Baldor Electric Co.+	76,500	3,769,920

Healthcare - Products - 0.64%
	Stryker Corp.	37,200	2,346,948

Insurance - 1.14%
	Odyssey Re Holdings Corp.	97,500	4,181,775

Internet - 2.26%
	Priceline.com, Inc.*+	64,000	4,399,360
	Valueclick, Inc.*+	132,800	3,912,288

			8,311,648

Iron/Steel - 1.60%
	Chaparral Steel Co.	82,100	5,900,527

Machinery - Construction & Mining - 1.04%
	Terex Corp.*	46,900	3,812,970

Media - 3.10%
	Comcast Corp., Special Class A*	154,350	4,315,626
	The DIRECTV Group, Inc.*+	156,800	3,623,648
	EchoStar Communications Corp.*	80,100	3,473,937

			11,413,211

Metal Fabrication - Hardware - 1.45%
	Precision Castparts Corp.	44,000	5,339,840

Mining - 1.41%
	Southern Copper Corp.+	55,100	5,193,726

Miscellaneous Manufacturers - 1.82%
	Ceradyne, Inc.*+	90,300	6,678,588

16	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas - 2.16%
	Holly Corp.	72,700	$5,393,613
	Tesoro Corp.+	44,800	2,560,320

			7,953,933

Oil & Gas Services - 2.56%
	Dril-Quip, Inc.*	96,800	4,351,160
	National Oilwell Varco, Inc.*	48,600	5,066,064

			9,417,224

Pharmaceuticals - 6.79%
	Bristol-Myers Squibb Co.	174,300	5,500,908
	Cephalon, Inc.*+	45,900	3,689,901
	Express Scripts, Inc.*	74,000	3,700,740
	Gilead Sciences, Inc.*	117,600	4,559,352
	Merck & Co., Inc.	151,200	7,529,760

			24,980,661

Real Estate - 0.38%
	CB Richard Ellis Group, Inc.*	38,500	1,405,250

Retail - 8.63%
	Big Lots, Inc.*+	770,100	22,656,342
	Jack in the Box, Inc.*	53,300	3,781,102
	Kohl’s Corp.*	75,100	5,334,353

			31,771,797

Savings & Loans - 1.17%
	Washington Mutual, Inc.+	101,100	4,310,904

Semiconductors - 3.31%
	Amkor Technology, Inc.*	60,000	945,000
	Varian Semiconductor Equipment Associates, Inc.*	280,800	11,248,848

			12,193,848

Software - 1.69%
	Oracle Corp.*	315,200	6,212,592

Telecommunications - 9.27%
	AT&T, Inc.	191,797	7,959,575
	BT Group PLC**	78,600	5,233,188
	Cisco Systems, Inc.*	156,400	4,355,740
	CommScope, Inc.*+	81,700	4,767,195
	Telefonica SA**	38,800	2,590,288
	Verizon Communications, Inc.	157,000	6,463,690

Industry	Company	Shares/ Contracts	Value

Telecommunications (continued)
	Vimpel-Communications**	26,000	$2,739,360

			34,109,036

Toys/Games/Hobbies - 2.61%
	Hasbro, Inc.+	235,900	7,409,619
	Mattel, Inc.+	87,400	2,210,346

			9,619,965

Transportation - 1.03%
	Kirby Corp.*	20	768
	Tidewater, Inc.+	53,400	3,784,992

			3,785,760

TOTAL COMMON STOCKS - 99.01%			364,306,413

(Cost $292,046,102)

PURCHASED CALL OPTIONS - 0.02%
Big Lots, Inc.
Expiring: July, 2007 at $35.00
807	8,070
Walt Disney Co.
Expiring: July, 2007 at $35.00
1,350	64,125

TOTAL PURCHASED CALL OPTIONS	72,195

(Cost $514,015)

MONEY MARKET MUTUAL FUNDS - 0.22%

	Rate^	Shares	Value
Blackrock Temp Cash Liquidity Fund Institutional Shares #21	5.21%	822,261	822,261

TOTAL MONEY MARKET MUTUAL FUNDS			822,261

(Cost $822,261)

TOTAL INVESTMENTS - 99.25%			$365,200,869
(Cost $293,382,378)
Other Assets in Excess of Liabilities - 0.75%			2,756,993

NET ASSETS - 100.00%			$367,957,862

*	Non Income Producing Security
**	ADR - American Depositary Receipt
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $137,551,100 at June 30, 2007.

See Notes to Financial Statements.

www.Bridgeway.com	17

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Aggressive Investors 2 Fund beat its primary market benchmark, the S&P 500 Index, for the third consecutive quarter. The Fund appreciated 11.14% in the quarter ended June 30, 2007 compared to a gain of 6.28% for the S&P 500 and 7.13% for our peer benchmark, the Lipper Capital Appreciation Funds Index. The Russell 2000 Index of smaller stocks was up 4.42% for the June quarter, reflecting a recent “trend” favoring larger and mid-sized companies. I am pleased with the “clean sweep” of our quarterly returns.

While recent performance was enough to push our Fund slightly ahead of the Russell 2000 Index of small companies for the Fiscal Year as a whole, we still lagged our primary market and peer benchmarks. Our Fund appreciated 16.68% compared to 20.58% for the S&P 500 Index and 18.00% for the Lipper Capital Appreciation Funds Index. While an absolute return above 16%+ is nothing to sneeze at (indeed, it is above the long-term annual return of domestic stocks overall), our investment objective focuses on returns relative to the market. Therefore, by our way of thinking, fiscal 2007 was not a good year for Aggressive Investors 2 Fund.

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 to 6/30/07	Life-to-Date 10/31/01 to 6/30/07

Aggressive Investors 2 Fund	11.14%	16.68%	15.31%	13.90%
S&P 500 Index (large companies)	6.28%	20.58%	10.71%	8.27%
Russell 2000 Index (small companies)	4.42%	16.43%	13.88%	13.88%
Lipper Capital Appreciation Funds Index	7.13%	18.00%	11.50%	8.81%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in this category, comprised of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, Aggressive Investors 2 Fund ranked 214th of 344 capital appreciation funds for the twelve months ending June 30, 2007, 39th of 234 for the past five years and 29th of 224 such funds since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

18	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Growth of $10,000 Invested in Aggressive Investors 2 Fund and Indexes from 10/31/01 (inception) to 6/30/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our top-performing stocks for the June quarter were very broad based, with six of the eight major sector groups represented on this list. No one part of the economy drove our strong performance. Our top two performing stocks contributed roughly three percentage points to our quarterly return.

These are the ten best performers for the June quarter:

Rank	Description	Industry	% Gain
1	CROCS Inc	Apparel	82.0%
2	McDermott International Inc	Engineering & Construction	69.7%
3	Research In Motion Ltd	Computers	46.5%
4	Frontier Oil Corp	Oil & Gas	34.1%
5	Apple Inc	Computers	31.4%
6	CommScope Inc	Telecommunications	30.7%
7	America Movil SAB de CV	Telecommunications	29.6%
8	Potash Corp of Saskatchewan	Chemicals	27.6%
9	Ceradyne Inc	Miscellaneous Manufacturing	25.8%
10	Holly Corp	Oil & Gas	25.1%

CROCS, Inc., best known for its comfortable, colorful, designer (plastic) shoes, operates about 11,000 retail stores worldwide. Based in Niwot, Colorado, the company’s sales have been growing more than two-fold, and earnings have been exploding. Originally, CROCS was a smaller diversifying position, yet it comprised more than 3% of our Fund’s net assets at the end of June due to its very strong appreciation over the past year. The company has produced a steady stream of positive news and the stock price has followed suit. CROCS went public in early 2006, and its share price has almost tripled since that time.

Our number two performer, McDermott International, Inc., is an engineering and construction company focused on the energy sector. The Houston, Texas-based company soared to an all-time high in the June quarter after announcing better than expected first quarter earnings. The favorable news continued as McDermott was awarded a significant oil platform management contract by Saudi Aramco and new pipeline projects in Vietnam and Qatar. The stock price rose on these announcements, and the company represented the second strongest performer for the Fund during the quarter.

www.Bridgeway.com	19

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  On the other end of the spectrum, only one company declined more than 20% for the June quarter. All together, these ten stocks only cost our Fund about two percentage points of quarterly return.

These are the ten stocks that performed the worst in the June quarter:

Rank	Description	Industry	% Gain
1	The First Marblehead Corp	Diversified Financial Svcs	-24.2%
2	NBTY Inc	Pharmaceuticals	-18.8%
3	Brush Engineered Materials Inc	Mining	-16.7%
4	Xcel Energy Inc	Electric	-16.2%
5	Sovereign Bancorp Inc	Savings & Loans	-15.7%
6	TeleTech Holdings Inc	Commercial Services	-11.5%
7	Mattel Inc	Toys/Games/Hobbies	-11.3%
8	American Electric Power Co Inc	Electric	-10.8%
9	Ryanair Holdings plc	Airlines	-9.3%
10	Albemarle Corp	Chemicals	-8.9%

The First Marblehead Corporation is a repeating poor performer from last quarter. The company provides outsourcing services for private education lending, a growing market, but one that has come under increased scrutiny over alleged kickbacks to universities. During the quarter, rival Sallie Mae agreed to be acquired, and two major banks, Bank of America and JP Morgan, were involved in financing the proposed buyout transaction. (The deal has yet to be completed.) Those two institutions represented significant funding sources for First Marblehead, and investors grew concerned that they may shift a larger percentage of their business to Sallie Mae. Our models finally cried “uncle,” but not before another significant decline. Fortunately, the company represented a very small Fund position and cost us only about -0.20% during the quarter.

Our second worst performer, NBTY, Inc., actually cost us the most in performance for the quarter, still less than one percent. This nutritional supplement company manufactures and markets products under the brand names Nature’s Bounty, Solgar, and Ester-C, among others. NBTY reported a strong quarter of earnings, but Wall Street apparently didn’t like its moderating sales growth, and the company sold off on this news. Of note, the company’s online sales plunged by 5%, and its large wholesale unit also declined.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Similar to the picture for the June 2007 quarter, our best performing stocks for the fiscal year demonstrated the Fund’s diversity as six sectors were represented among our top seven holdings. Our top performing stock for the quarter was also the top performer for the fiscal year. Our best three performers added nearly five percentage points to our fiscal year return and contributed greatly to helping the Fund play “catch-up” relative to our performance benchmarks after the poor showing in the September 2006 quarter.

These are the ten best performers for the Fiscal Year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	CROCS Inc	Apparel	219.4%
2	Cleveland-Cliffs Inc	Iron/Steel	95.9%
3	America Movil SAB de CV	Telecommunications	86.2%
4	Big Lots Inc	Retail	64.1%
5	Research In Motion Ltd	Computers	56.0%
6	Tesoro Corp	Oil & Gas	55.1%
7	Avnet Inc	Electronics	53.1%
8	At&T Inc	Telecommunications	48.2%
9	Broadwing Corp	Telecommunications	46.7%
10	Guess? Inc	Apparel	46.2%

20	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

As it did in the June quarter, CROCS represented our best performer of the year with the company contributing over two percent to the overall return of the Fund. Apparently men, women, and children alike could not get enough of those comfortable, designer shoes (that occasionally appear in our offices on casual Fridays…no names revealed).

American Movil SAB de CV was a top performer that represented the global diversity within our Fund. (The Adviser may currently invest up to 10% of the Fund’s net assets in foreign companies; in practice, we only invest this small percentage in ones like American Movil that trade on American exchanges.) This Mexico City-based company provides the bulk of the wireless and cellular communications services throughout Latin America, a rapidly growing region in which only about half of the population uses cell phones. Early in the quarter, the company entered into a venture with AT&T and attempted (unsuccessfully) to buy a stake in the largest phone company in Italy, indicating its intent to continue on its global growth track. American Movil SAB de CV contributed about one and a half percent to the return of the Fund for the Fiscal Year.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  The three worst performers of the fiscal year were industrial companies and another from that same sector appeared on the list at number nine. And yet, those four industrial companies only negatively contributed -1.67% to the Fund’s overall return. The poor performers of the fiscal year were tightly focused around the September quarter, when four of our five models performed poorly and most of our companies that announced disappointments were pounded hard. More details were included with our September quarter report.

These are the ten stocks that performed the worst in the Fiscal Year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Plexus Corp	Electronics	-41.2%
2	EGL Inc	Transportation	-38.0%
3	American Science & Engineering Inc	Electronics	-35.3%
4	The First Marblehead Corp	Diversified Fin.Svcs	-32.8%
5	Hansen Natural Corp	Beverages	-32.4%
6	Zoran Corp	Semiconductors	-32.1%
7	Komag Inc	Computers	-31.6%
8	Aspreva Pharmaceuticals Corp	Pharmaceuticals	-27.4%
9	Encore Wire Corp	Electrical Comp, & Equip.	-27.1%
10	Tetra Technologies Inc	Oil & Gas Services	-26.2%

Plexus Corporation is similar to many of the stocks above as its worst damage occurred in the September 2006 quarter. Plexus, an electronics manufacturer, which we owned at the beginning of the fiscal year, was hurt pretty hard when the company announced in late July an expected unfavorable shift toward less profitable products and higher expenses for stock options and compensation costs. The stock price immediately tumbled about 30% on the news, a reaction that was all too characteristic of many of our stocks in the May through September 2006 timeframe.

Hansen Natural is an example of a company that performed extremely well for us in the past, but gave back a portion of those gains this fiscal year. The company markets and distributes energy drinks under such brands as Monster Energy, Lost Energy and Ace. While we have written about the strong performances of Hansen in past reports (it was our top performer in fiscal 2006), the company met a similar fate as Plexus above and plunged last August 2006 when it reported earnings that were one penny below analysts’ expectations. Its stock price plummeted 25% in one day after the announcement. We liquidated our entire position during 2006.

www.Bridgeway.com	21

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

Top Ten Holdings as of June 30, 2007

Three of the Fund’s five largest holdings as of June 30, 2007 were also among our best performers for the year: CROCS, American Movil SAB de CV, and Big Lots. Combined, these three companies represented over 11% of the Fund’s net assets and contributed over six percent to its return. As a whole, our top 10 holdings represented 30.0% of net assets – fairly lean by our standards – and represented significant diversification among industry sectors.

Rank	Description	Industry	Percent of Net Assets
1	Big Lots Inc	Retail	5.1%
2	Guess? Inc	Apparel	3.5%
3	McDermott International Inc	Engineering & Construction	3.1%
4	CROCS Inc	Apparel	3.0%
5	America Movil SAB de CV	Telecommunications	3.0%
6	Avnet Inc	Electronics	2.8%
7	Varian Semiconductor Equip	Semiconductors	2.7%
8	Apple Inc	Computers	2.5%
9	Bristol-Myers Squibb Co	Pharmaceuticals	2.3%
10	Tidewater Inc	Transportation	2.0%

			30.0%

Industry Sector Representation as of June 30, 2007

Our significant underweighting in the financial sector helped our June quarter performance as many of these companies continued to be hindered by the ongoing challenges surrounding the subprime mortgage market. On the other hand, the Fund was overweighted in consumer, cyclicals, an allocation that hurt our performance. Overall, the sector effect was relatively minor, and our market beating performance for the quarter was more attributable to the quality of our model’s individual stock picks. Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% S&P 500 Index	Difference
Basic Materials	8.2%	3.1%	5.1%
Communications	16.2%	11.6%	4.6%
Consumer, Cyclical	20.9%	8.4%	12.5%
Consumer, Non-cyclical	12.4%	19.8%	-7.4%
Energy	8.1%	10.7%	-2.6%
Financial	7.4%	20.2%	-12.8%
Industrial	15.6%	11.9%	3.7%
Technology	9.2%	10.9%	-1.7%
Utilities	2.0%	3.4%	-1.4%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Differences Between the “Sister Funds,” Aggressive Investors 1 and 2

The Short Version:  There are investment differences between our two Aggressive Investors Funds, but right now I consider them very minor . . . but if this is so, why the 5.9% difference in returns over the last year???

As highlighted in our prospectus, our two Aggressive Investors Funds have identical investment objectives and the investment strategies are very similar. The primary difference is that Aggressive Investors 2 Fund does not invest in stocks for which there is relatively low market liquidity, that is, stocks that don’t trade a lot of shares. This tends to correlate with, but is not identical to, very small companies. The Adviser believes this gives Aggressive Investors 1 Fund an advantage in a market environment in which small stocks dominate, such as the period from 2000-2006. It may actually be a disadvantage in a

22	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

period of large stock domination. It is interesting to note that in the last fiscal year, the S&P 500 Index of large companies outperformed the Russell 2000 Index of small companies, and true to our belief, this contributed some to Aggressive Investor 2 Fund’s better return. However, two other factors also contribute to a difference in returns in these Funds.

The second factor is the timing of investments. Since Aggressive Investors 1 Fund is a closed fund and Aggressive Investors 2 Fund is still open, new investments in the latter Fund are invested in some newer stock picks that we may decide to hold off on purchasing in Aggressive Investors 1 Fund until we decide to sell a current holding – or we may end up never investing in. This is good in some market environments and bad in others. Counting the additional transaction costs of investing new money, I’d say this is pretty much a “draw” over the long haul, but may contribute to substantial year-to-year variation in returns. (As a side note, this phenomenon also leads to a higher number of total stocks in Aggressive Investors 2 Fund, currently 74, versus 67 in Aggressive Investors 1 Fund.)

The third factor is simply “statistical noise,” or the “luck of the draw” as to which Fund will perform better in a given, shorter time period. Since one holding can contribute (and occasionally does contribute) several percentage points of fund return, a single difference in holdings can contribute to a substantial variation in fund return.

When you add all these together, it’s hard for me as the portfolio manager (or a shareholder) to get very excited about the differences in these Funds at this stage. Over the very long haul, I think Aggressive Investors 1 Fund has a slight advantage in returns, although perhaps with higher volatility and during the period of time Aggressive Investors 2 Fund remains open, with somewhat poorer tax efficiency. In the next five years, however, large stocks may do better than the less liquid ones, which may be a net benefit to Aggressive Investors 2 Fund. And of course, it is impossible to predict accurately aspects of the overall market or the timing and effect of these Fund characteristics. The best defense against all these market moves is outlined on page 3. Then, if you can beat a relevant market benchmark over the long haul (we’ve done so historically since inception, but can promise nothing about the future), then this provides some “cushion” against the downturns.

For the record, Aggressive Investors 1 Fund outperformed Aggressive Investors 2 Fund in 2002, 2003, and 2006. Aggressive Investors 2 Fund outperformed in 2004, 2005, and the first six months of 2007. Again, it’s hard for me to get very worked up about the differences.

Shareholder Feedback

Following up on the prior section, I thought I’d comment on some things our shareholders (and one ex-shareholder) have said in the discussion about Aggressive Investors 1 and 2 Funds:

“BRAIX is fast becoming twice the size of BRAGX. No doubt performance chasers are contributing.” It’s true, Aggressive Investors 2 Fund is 85% bigger than Aggressive Investors 1 Fund and that gap is widening. I do think some performance chasers (unfortunately) are buying Aggressive Investors 2 Fund (since it is open), but unlike purchasing stocks, I don’t think this adds in any significant way to the difference in returns between these Funds.

“These funds have an incredible amount of overlap.” Yes, absolutely. They currently use all the same models.

“The expense ratio of Aggressive Investors 1 is higher.” Yes. The base fee and performance fee rates are slightly higher, reflecting the closed fund status. Also, a bigger part of this difference is due to the higher growth of net assets in Aggressive Investors 2 Fund, which leads to a smaller performance fee expressed as a percentage of current year average net assets (this is a function of net assets over the trailing five year period). If this makes your head hurt, just skip on. If you want more information, read the section in our Statement of Additional Information on performance based fees.

“Aggressive Investors 2 has recent better returns and a lower expense ratio and is therefore the better fund.” I would definitely not conclude this, although I certainly agree that all else being the same, a lower expense ratio is better.

“Wake up J.M.” OK, I admit to suffering a bit of jet lag from a trip to India, but I hope this section indicates I’m fully awake and in gear!

www.Bridgeway.com	23

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

“Bridgeway Aggressive Investors 1 was the last active fund I bought, but in 2001 or 2002, Montgomery, while losing between 15 and 19%, elected to give himself a bonus for beating the benchmark. That was too much for me and I dumped the fund, which already had a high enough expense ratio.” I’m not sure whether this person is referring to the management fee of the Fund or my personal salary, so I’ll briefly cover both. The management fee can theoretically increase when the Fund has declined, for example, when we beat our market benchmark in a bear market. This is intended to align the Adviser’s compensation with our investment objective: “. . . to exceed the stock market total return . . . over longer periods of time . . .” The actual calculation is rather complicated. (See page 64 and 65 of the prospectus for more information.) There can be no election to increase the fee after the performance period, however. The independent directors do review this structure and vote on it annually, as outlined in the section on pages 147 to 148. The management fee rate of Aggressive Investors 1 Fund never increased during this period. Overall, our expense ratio increased from 1.81% in fiscal year 2002 to 1.90% in fiscal year 2003, though it has declined over the years in between to 1.72% in fiscal year 2007. The expense ratio is a function of the management fee, assets under management and the rates we negotiate with other service providers (e.g. for accounting, audit, etc.). The rate increased in fiscal year 2003 due to declining net assets in a bear market. My personal salary did increase during this period, and has each year except in 2004. My salary is set by a process that includes specific goals (including Fund relative performance in accordance with our investment objective) and outside consultant data, but has been capped for some years at Bridgeway’s “7:1 maximum” (I can’t make more than seven times the lowest compensated person at Bridgeway).

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

24	Annual Report | June 30, 2007

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	25

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 98.92%
Apparel - 8.73%
	CROCS, Inc.*+	460,800	$19,828,224
	Guess?, Inc.+	476,000	22,867,040
	Iconix Brand Group, Inc.*+	302,900	6,730,438
	Warnaco Group, Inc.*	188,700	7,423,458

			56,849,160

Auto Parts & Equipment - 2.04%
	Cooper Tire & Rubber Co.	247,600	6,838,712
	Goodyear Tire & Rubber Co.*+	185,100	6,434,076

			13,272,788

Banks - 0.40%
	US Bancorp+	79,000	2,603,050

Chemicals - 1.91%
	Potash Corp. of Saskatchewan+	159,799	12,459,528

Commercial Services - 3.15%
	Huron Consulting Group, Inc.*	89,300	6,519,793
	Sotheby’s	134,400	6,185,088
	TeleTech Holdings, Inc.*	239,700	7,785,456

			20,490,337

Computers - 4.91%
	Apple, Inc.*	136,100	16,609,644
	Hewlett-Packard Co.	138,900	6,197,718
	Research In Motion, Ltd.*+	45,600	9,119,544

			31,926,906

Diversified Financial Services - 4.43%
	Intercontinental Exchange, Inc.*	38,300	5,662,655
	JPMorgan Chase & Co.	114,200	5,532,990
	Merrill Lynch & Co., Inc.	56,800	4,747,344
	Morgan Stanley	153,600	12,883,968

			28,826,957

Electric - Utilities - 1.92%
	American Electric Power Co., Inc.	79,300	3,571,672
	Enel SPA**	53,100	2,851,470
	Entergy Corp.	36,600	3,929,010
	National Grid PLC**	29,300	2,161,754

			12,513,906

Electrical Components & Equipment - 2.95%
	Belden CDT, Inc.	111,300	6,160,455

Industry	Company	Shares	Value

Electrical Components & Equipment (continued)
	General Cable Corp.*	172,200	$13,044,150

			19,204,605

Electronics - 3.63%
	Avnet, Inc.*+	466,700	18,499,988
	Novatel, Inc.*	141,300	5,129,190

			23,629,178

Engineering & Construction - 3.09%
	McDermott International, Inc.*	242,250	20,135,820

Hand/Machine Tools - 1.01%
	Baldor Electric Co.+	133,400	6,573,952

Healthcare - Products - 0.60%
	Stryker Corp.	61,900	3,905,271

Insurance - 0.99%
	Odyssey Re Holdings Corp.	149,700	6,420,633

Internet - 2.89%
	CDC Corp., Class A*+	608,300	5,115,803
	Priceline.com, Inc.*+	104,500	7,183,330
	Valueclick, Inc.*+	220,900	6,507,714

			18,806,847

Iron/Steel - 2.95%
	Chaparral Steel Co.	122,800	8,825,636
	Cleveland-Cliffs, Inc.+	133,600	10,376,712

			19,202,348

Machinery - Construction & Mining - 1.95%
	Terex Corp.*	156,500	12,723,450

Media - 2.70%
	Comcast Corp., Special Class A*	144,700	4,045,812
	DIRECTV Group, Inc.*+	339,900	7,855,089
	EchoStar Communications Corp.*	130,600	5,664,122

			17,565,023

Metal Fabrication - 1.14%
	Precision Castparts Corp.	61,300	7,439,368

Mining - 3.26%
	Alcoa, Inc.	199,900	8,101,947
	Southern Copper Corp.+	139,000	13,102,140

			21,204,087

26	Annual Report | June 30, 2007

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Miscellaneous Manufacturers - 1.67%
	Ceradyne, Inc.*+	146,967	$10,869,679

Oil & Gas - 3.14%
	Frontier Oil Corp.+	192,600	8,430,102
	Holly Corp.	108,700	8,064,453
	Tesoro Corp.+	69,200	3,954,780

			20,449,335

Oil & Gas Services - 2.84%
	Dril-Quip, Inc.*	176,500	7,933,675
	National Oilwell Varco, Inc.*	101,400	10,569,936

			18,503,611

Pharmaceuticals - 8.50%
	Bristol-Myers Squibb Co.	465,500	14,691,180
	Cephalon, Inc.*+	123,500	9,928,165
	Express Scripts, Inc.*	120,200	6,011,202
	Gilead Sciences, Inc.*	166,800	6,466,836
	Merck & Co., Inc.	171,000	8,515,800
	Pfizer, Inc.	380,400	9,726,828

			55,340,011

Real Estate - 0.99%
	CB Richard Ellis Group, Inc.*	175,700	6,413,050

Retail - 7.36%
	Big Lots, Inc.*+	1,128,200	33,191,644
	Jack in the Box, Inc.*	82,700	5,866,738
	Kohl’s Corp.*	124,500	8,843,235

			47,901,617

Savings & Loans - 0.48%
	Sovereign Bancorp, Inc.+	31,100	657,454
	Washington Mutual, Inc.+	58,000	2,473,120

			3,130,574

Semiconductors - 2.80%
	Amkor Technology, Inc.*	60,000	945,000
	Varian Semiconductor Equipment Associates, Inc.*	430,950	17,263,857

			18,208,857

Software - 1.41%
	Oracle Corp.*	464,500	9,155,295

Industry	Company	Shares/ Contracts	Value

Telecommunications - 10.48%
	America Movil SAB de CV**	311,000	$19,260,230
	AT&T, Inc.	312,795	12,980,993
	BT Group PLC**	116,000	7,723,280
	Cisco Systems, Inc.*	324,300	9,031,755
	CommScope, Inc.*+	131,900	7,696,365
	Telefonica SA**	58,300	3,892,108
	Verizon Communications, Inc.	84,900	3,495,333
	Vimpel-Communications**	39,000	4,109,040

			68,189,104

Toys/Games/Hobbies - 2.57%
	Hasbro, Inc.	418,700	13,151,367
	Mattel, Inc.+	142,500	3,603,825

			16,755,192

Transportation - 2.03%
	Tidewater, Inc.+	186,400	13,212,032

TOTAL COMMON STOCKS - 98.92%			643,881,571

(Cost $501,260,555)

PURCHASED CALL OPTIONS - 0.01%
Big Lots, Inc.
Expiring: July 2007 at $40.00
270	675
Walt Disney Co.,
Expiring: July 2007 at $35.00
2,100	99,750

TOTAL OPTIONS	100,425

(Cost $514,720)

MONEY MARKET MUTUAL FUNDS - 2.66%

	Rate^	Shares	Value
Blackrock Temp Cash Liquidity Fund Institutional Shares #21 (Cost $17,323,100)	5.21%	17,323,100	17,323,100

TOTAL MONEY MARKET MUTUAL FUNDS			17,323,100

(Cost $17,323,100)

TOTAL INVESTMENTS - 101.59%			$661,305,096
(Cost $519,098,375)
Liabilities in Excess of Other Assets - (1.59)%			(10,365,812)

NET ASSETS - 100.00%			$650,939,284

*	Non Income Producing Security
**	ADR - American Depositary Receipt
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $181,853,709 at June 30, 2007

See Notes to Financial Statements.

www.Bridgeway.com	27

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Ultra-Small Company Fund Shareholder,

The Ultra-Small Company Fund returned 4.12% for the quarter ended June 30, 2007, beating its primary benchmark, the CRSP Cap-Based Portfolio 10 Index which rose 3.74%, but lagging the Russell 2000 Index of somewhat larger companies (up 4.42%) and also our peer benchmark, the Lipper Small-Cap Stock Funds Index (up 6.31%). It was a mixed quarter of results.

In spite of beating our primary market benchmark for three quarters in a row, recent performance was not enough to offset the poor showing during the September 2006 quarter, and our Fund lagged each of its performance benchmarks for the full fiscal year. Since inception, our record is nine full fiscal years beating our primary market benchmark and four years lagging it. The table below presents our June quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 to 6/30/07	10 Year 7/1/97 to 6/30/07	Life-to-Date 8/5/94 to 6/30/07

Ultra-Small Company Fund	4.12%	9.12%	24.08%	20.21%	22.26%
CRSP Cap-Based Port. 10 Index	3.74%	15.56%	23.28%	15.79%	16.46%
Lipper Small-Cap Stock Funds Index	6.31%	19.27%	14.10%	8.59%	11.12%
Russell 2000 Index (small companies)	4.42%	16.43%	13.88%	9.06%	11.45%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,780 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, the Ultra-Small Company Fund ranked 76th of 95 micro-cap funds for the last twelve months ended June 30, 2007, 1st of 66 such funds for the last five years, 3rd of 28 funds for ten years and 1st of 9 funds since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

28	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Growth of $10,000 Invested in Ultra-Small Company Fund and Indexes from 8/5/94 to 6/30/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our top performing stocks for the June quarter were very broad based with all eight major sector groups represented on this list. As such, no one part of the economy drove our performance. Our top two performing stocks were not among our larger positions and contributed less than two percentage points to our quarterly return.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	Life Partners Holdings Inc	Insurance	143.1%
2	ICO Inc	Chemicals	72.2%
3	Twin Disc Inc	Machinery-Diversified	68.4%
4	RadNet Inc	Healthcare-Services	66.9%
5	Everlast Worldwide Inc	Apparel	60.3%
6	Arabian American Development Co	Oil & Gas	55.4%
7	Air Methods Corp	Healthcare-Services	52.7%
8	MFRI Inc	Misc Manufacturing	51.0%
9	Web.com Inc	Internet	44.1%
10	Trio Tech International	Semiconductors	43.5%

Life Partners Holdings represented our top performing stock for the quarter ended June 30, 2007. This financial services company facilitates viatical and life settlement transactions involving life insurance policies, typically owned by seniors and terminally ill individuals. These policy owners have determined that they no longer need the insurance coverage and instead prefer to sell the policies and use the proceeds for the latter stages of their lives. Demand for such services continued to increase as these transactions often benefit the policy owners far more than merely surrendering them back to the insurance companies for cash value. Life Partners has experienced strong earnings growth over the past three quarters and soared over 140% in the recent quarter.

ICO was our second top performer of the quarter as the chemical company reported record revenues and its share price climbed to a new 52-week high. ICO is a global raw materials supplier that markets to diverse companies selling a variety of products including household furniture, auto parts, fertilizer, and paint.

www.Bridgeway.com	29

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  On the other end of the spectrum, our worst performing companies struggled during the June quarter with one stock declining by over 40% and two others dropping by over 30%. Again, all eight major sectors were represented in this list. Altogether, these 10 stocks cost our Fund just over 3% of quarterly return.

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	Cray Inc	Computers	-44.6%
2	Angeion Corp	Healthcare-Products	-37.8%
3	Gaming Partners International Corp	Entertainment	-37.0%
4	Constar International Inc	Packaging & Containers	-29.8%
5	Tessco Technologies Inc	Telecommunications	-29.3%
6	Procentury Corp	Insurance	-27.8%
7	Boots & Coots International Control Inc	Oil & Gas Services	-26.0%
8	Universal Stainless & Alloy	Iron/Steel	-25.5%
9	Opnet Technologies Inc	Software	-24.8%
10	Avici Systems Inc	Telecommunications	-24.7%

Cray Inc. designs and manufacturers high-performance company systems, typically known as supercomputers. During the June quarter, the company announced some significant production and delivery delays on core systems which are expected to push revenues that were expected to be earned this year into early-2008. Cray also reported disappointing quarterly earnings and revised their expectations for the entire year downward. We liquidated our position in Cray with a loss of about 40%. As such, this holding represented our worst performer of the quarter.

Gaming Partners International Corp. was the Fund’s third worst performer of the June quarter. In mid-May, the gaming equipment manufacturer announced a dramatic decline in quarterly profits and reported material weaknesses in its financial reporting which would delay the filing of its annual report. Its stock price plunged to a 52 week low on the news. Shareholder lawsuits have been filed about certain management misrepresentations and misleading statements. This small holding cost the Fund about 0.10% of its overall performance.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  While our best performing stocks for the fiscal year also demonstrated strong diversification, contributing about four percentage points to the Fund’s fiscal year performance. Of note, 32 (of 190 total) Fund stocks experienced greater than 30% returns.

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	M&F Worldwide Corp	Food	203.5%
2	Life Partners Holdings Inc	Insurance	143.1%
3	Twin Disc Inc	Machinery-Diversified	134.9%
4	Midwest Air Group Inc	Airlines	123.7%
5	Matrix Service Co	Oil & Gas Services	109.8%
6	Arabian American Development Co	Oil & Gas	104.0%
7	Everlast Worldwide Inc	Apparel	94.0%
8	Bolt Technology Corp	Oil & Gas Services	92.9%
9	ICO Inc	Chemicals	90.7%
10	US Global Investors Inc	Diversified Financial Svcs	90.3%

30	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

M&F Worldwide was our top performing stock of the fiscal year, having returned over 200% before we exited the position. While the company has historically been considered a food (licorice) company, it has transitioned into the check printing and forms business through a series of significant acquisitions, namely Clarke American and John H. Harland Co. I generally wonder about future success of a company that diverges significantly from its core business, but M&F seems to have done a great job here. As a result of these transactions, the reinvented company is now considered among the leaders in this industry.

Matrix Services Company provides construction and maintenance services to refineries, pipelines, petrochemical plants, and other energy-related companies. The company recently reported earnings that far exceeded analysts’ expectations. Additionally, in April, Standard & Poor’s announced that Matrix Services was being added to the S&P Small-Cap 600 Index. The company contributed over 2% to the Fund’s fiscal year performance.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Four of the Fund’s poorest performers for the fiscal year ended June 30, 2007 came from the technology sector, though combined, they only cost the Fund just under a percent and a half in performance. Looking at the Fund as a whole, 14 stocks experienced losses greater than 30% during the period.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Neurometrix Inc	Healthcare-Products	-47.6%
2	Advanced Environmental Recycling Tech	Building Materials	-46.9%
3	Vaalco Energy Inc	Oil & Gas	-46.5%
4	Datalink Corp	Computers	-45.4%
5	Captaris Inc	Software	-42.8%
6	Gaming Partners International Corp	Entertainment	-40.4%
7	Cray Inc	Computers	-39.7%
8	Optimal Group Inc	Computers	-39.4%
9	Parlux Fragrances Inc	Cosmetics/Personal Care	-37.7%
10	Medifast Inc	Commercial Services	-36.0%

As mentioned in the quarterly section above, one of our technology holdings, Cray, Inc., was among the worst performers; it declined almost 40% for the year. Anticipated production delays threaten the financial performance for the remainder of the year; we sold off our position in the company.

NeuroMetrix, Inc. is a healthcare company that was our worst performer of the year. The diagnostic company offers medical devices to test for nervous system disorders. Several insurance companies like BlueCross/Blue Shield and CIGNA have restricted reimbursements on certain nerve testing procedures which has prompted concern among medical professionals who fear they may be subject to expensive repayments. While company management downplays these issues, the concerns remain. We liquidated our position after losing about 48% during the year.

www.Bridgeway.com	31

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Top Ten Holdings as of June 30, 2007

The Fund’s three largest holdings as of June 30, 2007 were also among our best performers for the year: US Global Investors, Bolt Technologies and Matrix Services. Combined, these companies represented over 11% of the Fund’s net assets and contributed about 6% to its return. As a whole, our top 10 holdings represented over 30% of net assets and offered significant diversification among industry sectors.

Rank	Description	Industry	Percent of Net Assets
1	US Global Investors Inc	Diversified Financial Svcs	3.8%
2	Bolt Technology Corp	Oil & Gas Services	3.7%
3	Matrix Service Co	Oil & Gas Services	3.6%
4	CryoLife Inc	Biotechnology	3.2%
5	Hardinge Inc	Hand/Machine Tools	2.8%
6	Dawson Geophysical Co	Oil & Gas Services	2.8%
7	Air Methods Corp	Healthcare-Services	2.7%
8	CPI Corp	Commercial Services	2.7%
9	Cal-Maine Foods Inc	Food	2.5%
10	AZZ Inc	Miscellaneous Manufacturing	2.3%

			30.1%

Industry Sector Representation as of June 30, 2007

Our significant underweighting in the financial sector helped our June quarter performance as many of these companies continued to be hindered by the ongoing challenges surrounding the subprime mortgage market. On the other hand, the Fund was overweighted in industrial companies, a sector that generally performed well (though certainly returns varied from stock to stock). Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% CRSP Portfolio 10 Index	Difference
Basic Materials	4.6%	3.0%	1.6%
Communications	8.6%	9.6%	-1.0%
Consumer, Cyclical	10.6%	10.5%	0.1%
Consumer, Non-cyclical	21.5%	25.2%	-3.7%
Energy	14.1%	5.6%	8.5%
Financial	13.7%	23.3%	-9.6%
Industrial	18.3%	10.3%	8.0%
Technology	7.4%	9.8%	-2.4%
Utilities	1.2%	1.0%	0.2%
Diversified	0.0%	1.7%	-1.7%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

32	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

Conclusion

Ultra-Small Company Fund remains closed to investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

www.Bridgeway.com	33

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 97.10%
Apparel - 1.91%
	Everlast Worldwide, Inc.*	23,000	$740,140
	G-III Apparel Group, Ltd.*	119,200	1,882,168

			2,622,308

Auto Parts & Equipment - 1.55%
	Spartan Motors, Inc.+	125,100	2,129,202

Banks - 1.27%
	Community Bancorp/NV*	41,800	1,169,564
	Greene County Bancshares, Inc.	18,200	568,932

			1,738,496

Biotechnology - 3.50%
	CryoLife, Inc.*	333,600	4,340,136
	Harvard Bioscience, Inc.*	89,200	468,300

			4,808,436

Chemicals - 2.88%
	ICO, Inc.*	237,500	2,510,375
	Landec Corp.*	107,800	1,444,520

			3,954,895

Commercial Services - 8.12%
	CPI Corp.	53,400	3,711,300
	Dollar Financial Corp.*	107,200	3,055,200
	ICF International, Inc.*	115,800	2,329,896
	PRG-Schultz International, Inc.*+	128,700	2,046,330

			11,142,726

Computers - 0.38%
	Synplicity, Inc.*	75,400	527,800

Distribution - Wholesale - 1.13%
	Chindex International, Inc.*+	70,200	1,554,930

Diversified Financial Services - 4.21%
	AeroCentury Corp.*	36,000	554,400
	US Global Investors, Inc., Class A+	230,650	5,228,836

			5,783,236

Electric - Utilities - 1.12%
	Central Vermont Public Service Corp.	40,600	1,529,808

Electronics - 3.94%
	Espey Manufacturing & Electronics Corp.	6,000	144,540
	Excel Technology, Inc.*	48,300	1,349,502
	Jinpan International, Ltd.+	65,000	1,248,000
	Novatel, Inc.*	50,100	1,818,630
	Vicon Industries, Inc.*	82,900	847,238

			5,407,910

Industry	Company	Shares	Value

Engineering & Construction - 0.36%
	VSE Corp.	13,400	$493,522

Food - 4.64%
	Cal-Maine Foods, Inc.+	208,900	3,421,782
	Diamond Foods, Inc.	78,900	1,384,695
	Imperial Sugar Co.+	50,700	1,561,053

			6,367,530

Hand/Machine Tools - 3.08%
	Hardinge, Inc.	111,500	3,794,345
	K-Tron International, Inc.*	4,300	435,891

			4,230,236

Healthcare - Products - 0.27%
	Bovie Medical Corp.*	30,000	180,000
	MTS Medication Technologies, Inc.*	11,000	135,850
	Span-America Medical Systems, Inc.	1,900	48,184

			364,034

Healthcare - Services - 3.70%
	Air Methods Corp.*	101,246	3,712,691
	RadNet, Inc.*	143,000	1,362,790

			5,075,481

Insurance - 6.68%
	American Physicians Capital, Inc.*	59,550	2,411,775
	Brooke Corp.	20,000	295,800
	Life Partners Holdings, Inc.+	13,784	449,083
	Meadowbrook Insurance Group, Inc.*	180,000	1,972,800
	Mercer Insurance Group, Inc.	74,900	1,490,510
	Navigators Group, Inc*	18,000	970,200
	Procentury Corp.	93,900	1,573,764

			9,163,932

Internet - 2.47%
	Aladdin Knowledge Systems, Ltd.*	67,400	1,397,876
	TheStreet.com, Inc.	171,700	1,868,096
	Web.com, Inc.*	18,800	118,628

			3,384,600

Investment Companies - 0.92%
	Technology Investment Capital Corp.+	80,100	1,264,779

Iron/Steel - 1.59%
	Universal Stainless & Alloy*	61,800	2,177,214

34	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified - 2.07%
	Gerber Scientific, Inc.*	80,000	$929,600
	Hirsch International Corp.*	114,000	473,100
	Paragon Technologies, Inc.*	8,500	56,950
	Twin Disc, Inc.	19,300	1,387,863

			2,847,513

Metal Fabrication - Hardware - 2.86%
	Ampco-Pittsburgh Corp.	39,100	1,567,519
	L.B. Foster Co., Class A*	62,900	1,803,972
	Ladish Co., Inc.*	12,900	554,700

			3,926,191

Miscellaneous Manufacturers - 5.30%
	AZZ, Inc.*	94,800	3,190,020
	LSB Industries, Inc.*+	66,861	1,429,488
	MFRI, Inc.*	50,000	1,399,500
	Swank, Inc.*	6,500	61,750
	Synalloy Corp.+	34,200	1,193,580

			7,274,338

Oil & Gas - 1.90%
	Arabian American Development Co.*	42,500	274,125
	Transglobe Energy Corp.*	174,600	778,716
	Vaalco Energy, Inc.*	321,481	1,552,753

			2,605,594

Oil & Gas Services - 11.76%
	Bolt Technology Corp.*	115,250	5,075,610
	Dawson Geophysical Co.*	61,500	3,779,790
	Matrix Service Co.*	200,800	4,989,880
	Mitcham Industries, Inc.*	119,900	2,288,891

			16,134,171

Packaging Containers - 0.16%
	Constar International, Inc.*	35,000	215,250

Pharmaceuticals - 0.71%
	Draxis Health, Inc.*	163,600	968,512

Retail - 5.74%
	Books-A-Million, Inc.	82,586	1,399,007
	Ezcorp, Inc., Class A*	217,618	2,881,262
	PC Connection, Inc.*+	189,227	2,505,365
	Zones, Inc.*	120,800	1,087,200

			7,872,834

Industry	Company	Shares	Value

Savings & Loans - 0.24%
	Heritage Financial Group	9,000	$134,640
	Rainier Pacific Financial Group, Inc.	11,100	192,474

			327,114

Semiconductors - 3.52%
	Trio-Tech International	107,500	2,144,625
	Ultra Clean Holdings, Inc.*	192,300	2,688,354

			4,832,979

Software - 3.28%
	Bsquare Corp.*	135,000	803,250
	Captaris, Inc.*	150,700	771,584
	Moldflow Corp.*	133,400	2,932,132

			4,506,966

Telecommunications - 5.84%
	Anaren, Inc.*	61,600	1,084,776
	Avici Systems, Inc.	49,400	370,500
	Fibernet Telecom Group, Inc.*+	55,211	475,367
	Knology, Inc.*	149,600	2,598,552
	SAVVIS, Inc.*	48,333	2,392,967
	Tessco Technologies, Inc.*	56,500	1,097,230

			8,019,392

TOTAL COMMON STOCKS - 97.10%			133,251,929

(Cost $103,896,807)

MONEY MARKET MUTUAL FUNDS - 1.70%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund, Institutional Shares #21	5.21%	2,331,469	2,331,469

TOTAL MONEY MARKET MUTUAL FUNDS			2,331,469

(Cost $2,331,469)

TOTAL INVESTMENTS - 98.80%			$135,583,398
(Cost $106,228,276)
Other Assets in Excess of Liabilities - 1.20%			1,652,495

NET ASSETS - 100.00%			$137,235,893

*	Non Income Producing Security
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $20,017,381 at June 30, 2007

See Notes to Financial Statements.

www.Bridgeway.com	35

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY

June 30, 2007

Dear Fellow Ultra-Small Company Market Fund Shareholder,

The Ultra-Small Company Market Fund returned 4.20% for the six months ending June 30, 2007, lagging each of its benchmarks. The CRSP Cap-Based Portfolio 10 Index was up 5.36%, the Russell 2000 Index of somewhat larger companies was up 6.45% and the Lipper Small-Cap Stock Funds Index was up 10.19%. It was a poor six-month period.

The Fiscal Year ending June 30, 2007 was similarly poor. The Fund was up 10.08% compared to the CRSP Cap-Based Portfolio 10 Index (up 15.56%), the Lipper Small-Cap Stock Funds Index (up 19.27%), and the Russell 2000 Index (up 16.43%). Our record of holding on to some stocks for lower transaction costs and sidestepping a small number of others did not help our return during this period as it has over the longer period since inception.

The table below presents our six month, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	6 Months 1/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 to 6/30/07	Life-to-Date 7/31/97 to 6/30/07

Ultra-Small Company Market Fund	4.20%	10.08%	20.12%	16.08%
CRSP Cap-Based Portfolio 10 Index	5.36%	15.56%	23.28%	15.37%
Lipper Small-Cap Stock Funds Index	10.19%	19.27%	14.10%	8.67%
Russell 2000 Index	6.45%	16.43%	13.88%	8.64%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,780 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc as of June 30, 2007, Ultra-Small Company Market Fund ranked 75th of 95 micro-cap funds for the last twelve months ending June 30, 2007, 9th of 66 over the last five years and 6th of 30 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

36	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY (continued)

Growth of $10,000 Invested in Ultra-Small Company Market Fund and Indexes from 7/31/97 (inception) to 6/30/07

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  During the past 12-month period, the CRSP’s 10th decile, which represents the ultra-small category of stocks, was the lowest performer among the 10 CRSP indexes. In line with the possibility of a market shift from smaller companies to larger-capitalizations that we have been highlighting in previous reports, our ultra-small focus has not helped over the last six months and one year. While the CRSP 10 returned 15.6% for the Fiscal Year, by contrast, each of the top 6 deciles gained over 20%. This trend is counter to the long term historical record as presented in the right hand column below, but it could well continue for some period (though we believe the exact timing of this is impossible to predict).

Company Size According to the CRSP Cap-Based Portfolio Indexes[1]	6 Months	1 Year	5 Year	80 Years[2]
1 (ultra-large)	5.9%	20.0%	9.3%	9.5%
2	10.0%	21.9%	15.9%	11.1%
3	10.9%	21.9%	16.0%	11.5%
4	12.6%	21.4%	16.2%	11.3%
5	16.5%	26.8%	17.2%	12.0%
6	10.7%	20.5%	15.8%	11.9%
7	7.6%	16.1%	15.9%	11.8%
8	5.7%	18.0%	16.7%	12.2%
9	5.9%	17.1%	15.6%	12.3%
10 (ultra-small)	5.4%	15.6%	23.3%	14.1%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

[2]	June 1927 to June 2006.

Regarding our Fund, the top 10 performers contributed less than 2.5% to the Fund’s overall 10% performance for the fiscal year, an indication that no one stock or industry was overly influential on this year’s return.

www.Bridgeway.com	37

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY (continued)

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	DHB Industries Inc	Apparel	1374.1%
2	M&F Worldwide Corp	Food	313.5%
3	Bolt Technology Corp	Oil & Gas Services	264.9%
4	Midwest Air Group Inc	Airlines	181.0%
5	Nexstar Broadcasting Group Inc	Media	173.8%
6	Immersion Corp	Computers	155.6%
7	Point.360	Media	154.2%
8	Geo Group Inc/The	Commercial Services	149.1%
9	Pricesmart Inc	Retail	139.4%
10	Cal-Maine Foods Inc	Food	137.5%

DHB Industries manufactures and distributes protective body armor and related accessories for the United States military as well as law enforcement entities. During the fiscal year, the company was awarded several multi-million dollar contracts from the U.S. Army to provide protective vests to military personnel during the second half of 2007 and into early 2008. Its stock price surged on the announcements.

M&F Worldwide was our second top performing stock of the fiscal year, having returned over 300% before we exited the position. While the company has historically been considered a food (licorice) company, it has transitioned into the check printing and forms business through a series of significant acquisitions, namely Clarke American and John H. Harland Co. As a result of these transactions, the reinvented company is now considered among the leaders in this industry. The company contributed about 0.50% to the Fund’s performance for the fiscal year.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Biotech and pharmaceutical companies highlighted the list of worst performers with five of our lowest returning stocks coming from these industries. Combined, those companies cost the Fund less than 0.7% for the fiscal year.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Nuvelo Inc	Pharmaceuticals	-81.0%
2	ALL American Semiconductor	Semiconductors	-79.3%
3	Neopharm Inc	Pharmaceuticals	-78.8%
4	Global Power Equipment Group Inc	Machinery-Diversified	-77.8%
5	Microfield Group Inc	Holding Companies-Divers	-76.6%
6	Encysive Pharmaceuticals Inc	Biotechnology	-74.3%
7	Hollis-Eden Pharmaceuticals	Pharmaceuticals	-68.7%
8	Northfield Laboratories Inc	Biotechnology	-62.4%
9	Medifast Inc	Commercial Services	-62.0%
10	Coley Pharmaceutical Group Inc	Biotechnology	-61.0%

Nuvelo, Inc. is a pharmaceutical company that represents much of what can (and here did) go wrong for the Fund during the year. The company develops drugs in the areas of cardiovascular and cancer therapy. In December, its stock price plunged over 80% in one day on news that two clinical trials of one of its promising experimental drugs, Alfimeprase, did not meet the predetermined goals. Nuvelo has been working with Bayer on this treatment.

38	Annual Report | June 30, 2007

[LOGO]

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY (continued)

Outside of the pharmaceuticals, Cray Inc. was one of the Fund’s worst performers over the past three months. The company designs and manufacturers high-performance company systems, typically known as supercomputers. During the June quarter, the company announced some significant production and delivery delays on core systems which are expected to push revenues that were expected to be earned this year into early-2008. Cray also reported disappointing quarterly earnings and downwardly revised their expectations for the entire year. We harvested our loss (liquidated our position to help offset other gains) in Cray, resulting in a loss of about 30%. It cost the Fund almost 0.10% for the fiscal year.

Industry Sector Representation as of June 30, 2007

Consumer, non-cyclical was the largest sector representation for both our Fund and the CRSP 10 Index. Typically, any differences in the sector weightings between the Fund and the Index will be slight, though occasional variances occur due to our decision to consider turnover, costs, and tax efficiency in this passively managed fund. We are currently working to build our position in financial companies to bring it back in line.

	% of Stocks	% CRSP Portfolio 10 Index	Difference
Basic Materials	3.1%	3.0%	0.1%
Communications	11.0%	9.6%	1.4%
Consumer, Cyclical	10.8%	10.5%	0.3%
Consumer, Non-cyclical	26.5%	25.2%	1.3%
Energy	4.4%	5.6%	-1.2%
Financial	18.8%	23.3%	-4.5%
Industrial	12.6%	10.3%	2.3%
Technology	11.1%	9.8%	1.3%
Utilities	1.5%	1.0%	0.5%
Diversified	0.2%	1.7%	-1.5%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

www.Bridgeway.com	39

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 92.97%
Advertising - 0.75%
	inVentiv Health, Inc.*	198,300	$7,259,763
	Traffix, Inc.	248,700	1,367,850

			8,627,613

Aerospace/Defense - 0.24%
	CPI Aerostructures, Inc.*	33,400	277,220
	Ducommun, Inc.*	94,700	2,436,631

			2,713,851

Agriculture - 0.85%
	The Andersons, Inc.+	202,362	9,173,070
	Maui Land & Pineapple Co., Inc.*+	17,155	630,103

			9,803,173

Airlines - 0.23%
	Midwest Air Group, Inc.*+	167,309	2,512,981

Apparel - 0.76%
	Ashworth, Inc.*	134,126	938,882
	Cherokee, Inc.	52,400	1,914,696
	G-III Apparel Group, Ltd.*	143,400	2,264,286
	Sport-Haley, Inc.*	104,900	422,747
	Tandy Brands Accessories, Inc.	65,009	823,014
	Unifi, Inc.*	441,900	1,157,778
	Weyco Group, Inc.	48,675	1,310,818

			8,832,221

Auto Parts & Equipment - 1.51%
	Fuel Systems Solutions, Inc.*	81,750	1,355,415
	Miller Industries, Inc.*	70,600	1,772,060
	Noble International Ltd.+	127,900	2,614,276
	Proliance International, Inc.*	189,100	586,210
	Spartan Motors, Inc.+	242,471	4,126,848
	Tenneco, Inc.*	73,000	2,557,920
	Titan International, Inc.+	144,000	4,551,840

			17,564,569

Banks - 8.95%
	Abigail Adams National Bancorp	22,220	306,636
	Ameris Bancorp	123,400	2,772,798
	Appalachian Bancshares, Inc.*	33,500	577,875
	Arrow Financial Corp.	53,900	1,186,339
	Associated Banc-Corp.	78,480	2,566,296
	Bank of Florida Corp.*	56,000	973,280

Industry	Company	Shares	Value

Banks (continued)
	Bank of Granite Corp	124,722	$2,081,610
	Beach First National Bancshares, Inc.*	28,900	647,938
	Beverly Hills Bancorp, Inc.	147,900	1,156,578
	Cadence Financial Corp.	30,582	595,737
	Camden National Corp.	52,400	2,050,936
	Capital Bank Corp.	56,914	957,294
	Cardinal Financial Corp.	287,700	2,839,599
	Cass Information Systems, Inc.+	91,882	3,331,641
	Center Bancorp, Inc.	68,342	1,008,728
	Center Financial Corp.	103,909	1,758,140
	Central Bancorp, Inc./MA	12,300	308,115
	Centrue Financial Corp.	31,200	625,560
	CoBiz, Inc.	900	16,308
	Community Bancorp/NV*	118,876	3,326,150
	Farmers Capital Bank Corp.+	23,800	688,534
	Fidelity Southern Corp.	57,476	971,344
	Financial Institutions, Inc.	78,000	1,574,820
	First Bancorp/Troy NC	109,500	2,050,935
	First Community Bancshares Inc./VA	35,796	1,116,477
	First Mutual Bancshares Inc.	20,418	453,892
	First Regional Bancorp/Los Angeles CA*	35,049	891,647
	First South Bancorp Inc/Washington NC+	21,606	581,201
	FNB Corp./PA+	8,640	144,634
	FNB Corp./VA	37,603	1,349,948
	FNB Financial Services Corp.	44,218	624,800
	Gateway Financial Holdings, Inc.	94,122	1,375,122
	Glacier Bancorp, Inc.	1,458	29,670
	Greater Community Bancorp	4,703	74,072
	Green Bankshares, Inc.	85,613	2,676,262
	Guaranty Federal Bancshares, Inc.	62,556	1,882,936
	Heritage Commerce Corp.	115,700	2,739,776
	Horizon Financial Corp.	73,875	1,609,736
	ITLA Capital Corp.	56,019	2,919,710
	Lakeland Bancorp, Inc.	69,068	918,604
	Lakeland Financial Corp.	79,463	1,690,178
	MainSource Financial Group, Inc.	38,664	649,169
	MBT Financial Corp.+	55,400	780,032
	MidWestOne Financial Group, Inc.	77,412	1,354,710
	Nexity Financial Corp.*	47,773	491,106
	Northeast Bancorp	4,700	84,459
	Northrim BanCorp, Inc.	85,971	2,347,868
	PAB Bankshares, Inc.	70,000	1,340,500
	Pacific Mercantile Bancorp*	71,000	1,005,360
	Pacific State Bancorp*	26,786	481,612

40	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Banks (continued)
	Peoples Bancorp, Inc.	75,600	$2,046,492
	Pinnacle Financial Partners, Inc.*+	127,700	3,749,272
	Preferred Bank/Los Angeles, CA	63,750	2,550,000
	Prosperity Bancshares, Inc.	15,418	505,094
	SCBT Financial Corp.	33,883	1,233,341
	Sierra Bancorp+	49,100	1,384,620
	Smithtown Bancorp, Inc.+	70,730	1,794,420
	Southern Community Financial Corp./NC	66,700	590,295
	Southside Bancshares, Inc.+	102,542	2,227,211
	Southwest Bancorp, Inc.	96,300	2,315,052
	State Bancorp, Inc.	34,500	575,115
	Sterling Financial Corp.	67,408	1,950,788
	Suffolk Bancorp	42,800	1,366,176
	Superior Bancorp*	61,700	631,191
	Tennessee Commerce Bancorp, Inc.*+	46,300	1,169,075
	Umpqua Holdings Corp.	88,860	2,089,099
	United Security Bancshares+	27,015	550,566
	Univest Corp. of Pennsylvania+	57,865	1,303,120
	Vineyard National Bancorp+	132,825	3,050,990
	Virginia Commerce Bancorp*	123,284	2,084,732
	Virginia Financial Group, Inc.	23,511	521,944
	Washington Trust Bancorp, Inc.	54,577	1,375,886
	Webster Financial Corp.	28,741	1,226,378
	West Bancorporation, Inc.+	55,944	893,426
	Wilshire Bancorp, Inc.	234,944	2,861,618

			104,032,573

Beverages - 0.23%
	Green Mountain Coffee Roasters, Inc.*	26,400	2,078,736
	Peet’s Coffee & Tea, Inc.*	17,400	428,562
	Redhook ALE Brewery, Inc.*	23,000	183,770

			2,691,068

Industry	Company	Shares	Value

Biotechnology - 4.35%
	Anesiva, Inc.*	150,464	$925,354
	Avant Immunotherapeutics, Inc.*	428,818	355,919
	Avigen, Inc.*+	298,900	1,838,235
	BioSphere Medical, Inc.*	126,900	897,183
	Coley Pharmaceutical Group, Inc.*+	223,414	808,759
	CryoLife, Inc.*+	356,000	4,631,560
	CuraGen Corp.*	158,500	312,245
	Cytokinetics, Inc.*	144,900	818,685
	Encysive Pharmaceuticals, Inc.*+	330,900	589,002
	Entremed, Inc.*+	1,263,500	1,933,155
	Exact Sciences Corp.*	595,200	1,720,128
	GenVec, Inc.*+	337,463	793,038
	Immunogen, Inc.*	87,061	483,189
	Immunomedics, Inc.*+	160,556	666,307
	Inovio Biomedical Corp.*	250,700	701,960
	Keryx Biopharmaceuticals, Inc.*+	57,647	563,211
	Kosan Biosciences, Inc.*	318,023	1,660,080
	Lexicon Pharmaceuticals, Inc.*	180,844	580,509
	Lifecell Corp.*	299,250	9,139,095
	Maxygen, Inc.*	183,751	1,574,746
	Neose Technologies, Inc.*+	672,200	1,660,334
	Oscient Pharmaceuticals Corp.*+	370,045	1,691,106
	Sangamo Biosciences, Inc.*+	370,100	3,005,212
	Seattle Genetics, Inc.	373,255	3,661,632
	Sonus Pharmaceuticals, Inc.*	409,200	2,160,576
	StemCells, Inc.*+	602,800	1,392,468
	SuperGen, Inc.*+	310,409	1,725,874
	Third Wave Technologies, Inc.*	430,274	2,517,103
	Vical, Inc.*	337,600	1,752,144

			50,558,809

Building Materials - 0.28%
	AAON, Inc.	60,287	1,920,141
	Comfort Systems USA, Inc.	43,900	622,502
	US Home Systems, Inc.*	74,162	737,912

			3,280,555

www.Bridgeway.com	41

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Chemicals - 1.39%
	Aceto Corp.	128,044	$1,186,968
	American Pacific Corp.*	35,524	543,162
	American Vanguard Corp.+	152,000	2,176,640
	Balchem Corp.	181,575	3,299,218
	ICO, Inc.*	205,490	2,172,029
	Landec Corp.*	205,000	2,747,000
	NewMarket Corp.	29,200	1,412,404
	Penford Corp.	11,592	316,346
	Quaker Chemical Corp.	99,700	2,352,920

			16,206,687

Commercial Services - 4.64%
	Bankrate, Inc.*+	144,800	6,938,816
	Barrett Business Services, Inc.	99,331	2,565,720
	Carriage Services, Inc.*	134,500	1,110,970
	Corvel Corp.*	75,433	1,971,818
	CPI Corp.	57,600	4,003,200
	Diamond Management & Technology Consultants, Inc.	4,600	60,720
	Edgewater Technology, Inc.*	100,000	788,000
	First Consulting Group, Inc.*	20,106	191,007
	Franklin Covey Co.*	192,400	1,508,416
	The Geo Group, Inc.*	228,600	6,652,260
	Healthcare Services Group	35,550	1,048,725
	Hill International, Inc.*+	75,000	553,500
	HMS Holdings Corp.*+	218,000	4,172,520
	Home Solutions of America, Inc.*+	403,900	2,415,322
	Intersections, Inc.*	218,900	2,189,000
	Kendle International, Inc.*	22,390	823,280
	Learning Tree International, Inc.*	10,737	140,655
	Multi-Color Corp.	59,136	2,324,636
	National Research Corp.	40,300	1,014,351
	On Assignment, Inc.*	173,500	1,859,920
	PeopleSupport, Inc.*+	205,900	2,336,965
	PRG-Schultz International, Inc.*+	6,770	107,643
	QC Holdings, Inc.	30,000	450,000
	RCM Technologies, Inc.*	170,459	1,327,876
	Standard Parking Corp.*	81,100	2,849,043
	Team, Inc.*	65,600	2,950,032
	Universal Security Instruments, Inc.*	50,700	1,590,459

			53,944,854

Computers - 3.71%
	Ansoft Corp.*	100,600	2,966,694
	Comtech Group, Inc.*	36,492	602,483

Industry	Company	Shares	Value

Computers (continued)
	Cray, Inc.*+	171,528	$1,308,759
	Datalink Corp.*	378,500	2,543,520
	Dot Hill Systems Corp.*	516,068	1,857,845
	Furmanite Corp.*	151,200	1,170,288
	Immersion Corp.*	273,226	4,092,925
	Integral Systems, Inc.	77,500	1,884,025
	InterVoice, Inc.*	268,300	2,234,939
	LaserCard Corp.*+	154,000	1,681,680
	Magma Design Automation, Inc.*	220,300	3,093,012
	Netscout Systems, Inc.*	236,500	2,050,455
	Printronix, Inc.	69,800	907,400
	Radiant Systems, Inc.*	141,800	1,877,432
	Rimage Corp.*	112,700	3,560,193
	SI International, Inc.*	76,700	2,532,634
	Stratasys, Inc.*+	80,200	3,767,796
	Synplicity, Inc.*	320,700	2,244,900
	TechTeam Global, Inc.*	190,370	2,276,825
	Transact Technologies, Inc.*	86,481	518,021

			43,171,826

Distribution/Wholesale - 0.68%
	Bell Microproducts, Inc.*	207,300	1,351,596
	Central European Distribution Corp.*+	52,125	1,804,568
	Handleman Co.+	123,100	766,913
	Industrial Distribution Group, Inc.*	131,200	1,481,248
	Infosonics Corp.*+	115,998	356,114
	Navarre Corp.*+	223,644	872,212
	Rentrak Corp.*	83,800	1,241,078

			7,873,729

Diversified Financial Services - 1.74%
	AeroCentury Corp.*#	143,800	2,214,520
	Asta Funding, Inc.+	62,100	2,386,503
	Consumer Portfolio Services*	332,800	2,080,000
	Delta Financial Corp.+	156,954	1,925,826
	Federal Agricultural Mortgage Corp.	83,900	2,871,058
	Marlin Business Services Corp.*	93,800	1,998,878
	Nicholas Financial, Inc.*	118,500	1,273,875
	Sanders Morris Harris Group, Inc.	225,109	2,620,269
	TradeStation Group, Inc.*	245,974	2,865,597

			20,236,526

42	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Electric - Utilities - 0.29%
	Central Vermont Public Service Corp.	81,600	$3,074,688
	Unitil Corp.	9,400	255,680

			3,330,368

Electrical Components & Equipment - 0.79%
	Active Power, Inc.*	330,550	588,379
	American Superconductor Corp.*+	125,100	2,415,681
	C&D Technologies, Inc.*+	76,600	428,960
	The Lamson & Sessions Co.*+	203,600	5,409,652
	Nortech Systems, Inc.*+	1,400	10,388
	TII Network Technologies, Inc.*	143,700	376,494

			9,229,554

Electronics - 2.14%
	Advanced Photonix, Inc.*+	156,350	247,033
	Axsys Technologies, Inc.*	86,887	1,858,513
	Cyberoptics Corp.*	59,700	803,562
	DDi Corp.*	147,100	1,175,329
	FARO Technologies, Inc.*	145,600	4,638,816
	Frequency Electronics, Inc.	14,600	153,884
	Measurement Specialties, Inc.*	104,500	2,474,560
	Merix Corp.*	282,300	2,227,347
	Napco Security Systems, Inc.*+	113,934	717,784
	OI Corp.	35,200	482,240
	OYO Geospace Corp.*	36,600	2,715,354
	Stoneridge, Inc.*	199,200	2,458,128
	Technology Research Corp.	78,750	315,788
	UQM Technologies, Inc.*	191,100	798,798
	X-Rite, Inc.+	148,500	2,193,345
	Zygo Corp.*	116,600	1,666,214

			24,926,695

Energy - Alternate Sources - 0.14%
	Evergreen Solar, Inc.*+	178,400	1,659,120

Engineering & Construction - 0.74%
	Layne Christensen Co.*	161,900	6,629,805
	Michael Baker Corp.*	51,700	1,920,655

			8,550,460

Entertainment - 0.45%
	Canterbury Park Holding Corp.	59,400	770,418
	Silverleaf Resorts, Inc.*	388,800	2,313,360

Industry	Company	Shares	Value

Entertainment (continued)
	Steinway Musical Instruments	61,400	$2,123,826

			5,207,604

Environmental Control - 0.78%
	Ceco Environmental Corp.*	60,575	695,401
	Darling International, Inc.*	424,600	3,880,844
	Waste Industries USA, Inc.	130,900	4,468,926

			9,045,171

Food - 2.81%
	Cal-Maine Foods, Inc.+	312,700	5,122,026
	Cuisine Solutions, Inc.*	65,800	398,090
	Imperial Sugar Co.+	121,316	3,735,320
	Lifeway Foods, Inc.*+	156,302	1,764,650
	M&F Worldwide Corp.*	106,598	7,097,295
	Rocky Mountain Chocolate Factory, Inc.	108,136	1,717,200
	Spartan Stores, Inc.	343,650	11,309,522
	Village Super Market	24,600	1,176,126
	Zapata Corp.*	57,600	388,800

			32,709,029

Gas - 0.62%
	Chesapeake Utilities Corp.	57,400	1,966,524
	EnergySouth, Inc.	56,450	2,878,950
	SEMCO Energy, Inc*	297,000	2,307,690

			7,153,164

Hand/Machine Tools - 0.27%
	Hardinge, Inc.	46,598	1,585,730
	K-Tron International, Inc.*	10,600	1,074,522
	LS Starrett Co.	29,200	534,944

			3,195,196

Healthcare - Products - 4.40%
	Abaxis, Inc.*	169,700	3,539,942
	Angiodynamics, Inc.*	44,256	797,051
	Arrhythmia Research Technology*	109,100	1,304,836
	Atrion Corp.	39,148	3,836,504
	Bovie Medical Corp.*	286,900	1,721,400
	Candela Corp.*	121,000	1,401,180
	Cantel Medical Corp.*	64,599	1,098,829
	Cholestech Corp.*	114,900	2,526,651
	Criticare Systems, Inc.*	60,350	202,173
	Endologix, Inc.*	589,800	2,636,406
	EPIX Pharmaceuticals, Inc.*+	141,993	796,581
	E-Z-Em, Inc.*	53,100	849,600

www.Bridgeway.com	43

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Healthcare - Products (continued)
	Hanger Orthopedic Group, Inc.*	146,317	$1,580,224
	Lifecore Biomedical, Inc.*	217,646	3,454,042
	Merit Medical Systems, Inc*	17,500	209,300
	Microtek Medical Holdings, Inc*	440,000	2,024,000
	Micrus Endovascular Corp.*	127,500	3,136,500
	Natus Medical, Inc.*	138,600	2,206,512
	NMT Medical, Inc.*	171,100	2,032,668
	NxStage Medical, Inc.*+	77,421	1,001,054
	Orthologic Corp.*	441,899	627,497
	PhotoMedex, Inc.*	404,800	526,240
	Rochester Medical Corp.*+	128,000	1,922,560
	Somanetics Corp.*	167,852	3,073,370
	Sonic Innovations, Inc.*	167,831	1,468,521
	SRI/Surgical Express, Inc.*	6,755	35,126
	Tutogen Medical, Inc.*	192,800	1,926,072
	Utah Medical Products, Inc.	49,900	1,583,826
	Vital Images, Inc.*	1,851	50,273
	Zoll Medical Corp.*	160,200	3,574,062

			51,143,000

Healthcare - Services - 2.28%
	Air Methods Corp.*	115,939	4,251,483
	Alliance Imaging, Inc.*	335,992	3,154,965
	Almost Family, Inc.*	11,600	223,300
	Amedisys, Inc.*+	228,134	8,288,108
	Five Star Quality Care, Inc.*+	171,900	1,371,762
	Hythiam, Inc.*+	270,099	2,336,356
	I-Trax, Inc.*+	445,657	1,858,390
	NovaMed, Inc.*+	194,400	1,176,120
	Psychiatric Solutions, Inc.*	104,600	3,792,796

			26,453,280

Holding Companies - Diversified Operations - 0.20%
	Resource America, Inc.	114,900	2,368,089

Home Builders - 0.29%
	Amrep Corp.+	17,100	813,105
	Nobility Homes, Inc.	16,300	342,789
	Skyline Corp.	72,600	2,178,726

			3,334,620

Home Furnishings - 0.72%
	Audiovox Corp.*	85,900	1,114,122
	Cobra Electronics Corp.	170,300	1,641,692
	DTS, Inc.*	112,000	2,438,240
	Koss Corp.	4,138	77,712
	Universal Electronics, Inc.*	84,315	3,062,321

			8,334,087

Industry	Company	Shares	Value

Household Products/Wares - 0.18%
	Nashua Corp.*	38,600	$416,494
	Russ Berrie & Co., Inc.*	90,400	1,684,152

			2,100,646

Housewares - 0.26%
	Libbey, Inc.	30,518	658,273
	National Presto Industries, Inc.	38,804	2,419,041

			3,077,314

Insurance - 2.26%
	American Independence Corp.*	45,135	497,839
	Amerisafe, Inc.*	108,900	2,137,707
	Donegal Group, Inc.	185,425	2,762,833
	Investors Title Co.	56,432	2,854,331
	Meadowbrook Insurance Group, Inc.*	370,400	4,059,584
	Mercer Insurance Group, Inc.	144,257	2,870,714
	NYMAGIC, Inc.	62,400	2,508,480
	Penn Treaty American Corp.*	162,300	928,356
	Procentury Corp.	124,200	2,081,592
	SCPIE Holdings, Inc.*	89,550	2,238,750
	SeaBright Insurance Holdings, Inc.*	150,350	2,628,118
	United America Indemnity*	28,704	713,868

			26,282,172

Internet - 4.61%
	ActivIdentity Corp.*	453,900	2,087,940
	Aladdin Knowledge Systems*	51,974	1,077,941
	Art Technology Group, Inc.*	1,112,200	2,958,452
	Authorize.Net Holdings, Inc.*	177,291	3,171,736
	Centillium Communications, Inc.*	330,400	690,536
	Drugstore.Com*	645,534	1,736,486
	ePlus, Inc.*	100,800	980,784
	Expedia, Inc.*	144,098	4,220,630
	Harris Interactive, Inc.*	473,800	2,534,830
	IAC/InterActiveCorp.*	144,098	4,987,232
	I-many, Inc.*	523,200	1,438,800
	Imergent, Inc.+	176,500	4,317,190
	Insure.com, Inc.*	30,400	122,208
	Jupitermedia Corp.*+	164,000	1,193,920
	The Knot, Inc.*+	186,800	3,771,492

44	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Internet (continued)
	Looksmart*	99,776	$389,126
	Napster, Inc.*+	784,400	2,666,960
	Network Engines, Inc.*	889,500	1,636,680
	Online Resources Corp.*	165,400	1,816,092
	PC-Tel, Inc.*	218,287	1,910,011
	Perficient, Inc.*	186,138	3,853,057
	Quovadx, Inc.*	381,100	1,192,843
	TheStreet.com, Inc.+	335,500	3,650,240
	Valueclick, Inc.*+	38,914	1,146,406

			53,551,592

Investment Companies - 0.73%
	Harris & Harris Group, Inc.*+	202,700	2,270,240
	NexCen Brands, Inc.*	186,054	2,072,642
	Patriot Capital Funding, Inc.+	172,612	2,563,288
	Technology Investment Capital Corp.+	98,177	1,550,215

			8,456,385

Iron/Steel - 0.83%
	Friedman Industries	98,300	948,595
	Great Northern Iron Ore Property+	12,000	1,399,200
	Olympic Steel, Inc.	86,700	2,484,822
	Steel Dynamics, Inc.+	72,000	3,017,520
	Universal Stainless & Alloy*	50,500	1,779,115

			9,629,252

Leisure Time - 0.79%
	Aldila, Inc.	104,303	1,608,352
	Ambassadors International, Inc.+	94,278	3,135,686
	Cybex International, Inc.*	162,100	1,134,700
	GameTech International, Inc.*	222,600	2,114,700
	Multimedia Games, Inc.*	89,600	1,143,296

			9,136,734

Lodging - 0.75%
	Gaylord Entertainment Co.*+	44,852	2,405,861
	Interstate Hotels & Resorts, Inc.*	372,266	1,943,225
	Monarch Casino & Resort, Inc.*	164,800	4,424,880

			8,773,966

Industry	Company	Shares	Value

Machinery - Diversified - 2.22%
	Gehl Co.*	165,150	$5,013,954
	Hurco Cos, Inc.*	219,934	10,992,301
	Twin Disc, Inc.	136,400	9,808,524

			25,814,779

Media - 1.26%
	ADDvantage Technologies Group, Inc.*	194,100	989,910
	DG FastChannel, Inc.*	126,200	2,571,956
	Lodgenet Entertainment Corp.*+	144,700	4,639,082
	Moscow CableCom Corp.*	17,500	224,700
	Nexstar Broadcasting Group, Inc.*	109,600	1,440,144
	Outdoor Channel Holdings, Inc.*+	91,431	1,030,427
	Point.360*	61,200	353,124
	Salem Communications Corp.	152,300	1,689,007
	Sirius Satellite Radio, Inc.*+	582,300	1,758,546

			14,696,896

Metal Fabrication - Hardware - 1.02%
	Ampco-Pittsburgh Corp.	89,800	3,600,082
	Ladish Co., Inc.*+	64,700	2,782,100
	Lawson Products	25,900	1,002,330
	LB Foster Co.*	95,300	2,733,204
	Northwest Pipe Co.*	11,347	403,613
	Sun Hydraulics Corp.	27,566	1,357,626

			11,878,955

Mining - 0.62%
	Allied Nevada Gold Corp.*	8,971	38,665
	Kinross Gold Corp.*	22,353	261,083
	United States Lime & Minerals, Inc.*	53,700	1,975,086
	Uranerz Energy Corp.*+	686,100	3,505,971
	US Gold Corp.*+	242,500	1,333,750
	Vista Gold Corp.*+	11,300	48,590

			7,163,145

www.Bridgeway.com	45

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Miscellaneous Manufacturers - 1.46%
	AZZ, Inc.*	68,000	$2,288,200
	Ceradyne, Inc.*+	122,625	9,069,345
	Core Molding Technologies, Inc.*	56,400	403,260
	EnPro Industries, Inc.*	13,600	581,944
	Flanders Corp.*+	85,183	655,909
	Park-Ohio Holdings Corp.*	98,597	2,691,698
	Raven Industries, Inc.	35,600	1,271,276

			16,961,632

Office Furnishings - 0.03%
	Compx International, Inc.	19,400	358,900

Oil & Gas - 1.88%
	American Oil & Gas, Inc.*+	192,550	1,305,489
	ATP Oil & Gas Corp.*+	188,700	9,178,368
	Brigham Exploration Co.*	388,500	2,280,495
	Cano Petroleum, Inc.*	65,370	392,220
	Clayton Williams Energy, Inc.*	82,500	2,183,775
	Contango Oil & Gas Co.*+	30,190	1,095,595
	Double Eagle Petroleum Co.*+	97,842	1,745,501
	FX Energy, Inc.*+	83,201	761,289
	Meridian Resource Corp.*	404,000	1,220,080
	Royale Energy, Inc.	93,856	358,530
	Teton Energy Corp.*+	234,500	1,219,400
	Vaalco Energy, Inc.*	30,400	146,832

			21,887,574

Oil & Gas Services - 2.05%
	Bolt Technology Corp.*	207,509	9,138,696
	Dawson Geophysical Co.*	31,599	1,942,075
	Lufkin Industries, Inc.	95,742	6,180,146
	Matrix Service Co.*	142,332	3,536,950
	Omni Energy Services Corp.*	181,994	2,038,333
	TGC Industries, Inc.*	91,455	996,860

			23,833,060

Packaging & Containers - 0.24%
	AEP Industries, Inc.*	63,000	2,835,630

Pharmaceuticals - 4.95%
	Anika Therapeutics, Inc.*	197,639	3,002,136
	Array Biopharma, Inc.*+	244,314	2,851,144
	Auxilium Pharmaceuticals, Inc.*+	132,568	2,113,134
	Caraco Pharmaceutical Laboratories Ltd*	76,488	1,161,088
	Cell Therapeutics, Inc.*+	261,350	797,118

Industry	Company	Shares	Value

Pharmaceuticals (continued)
	Collagenex Pharmaceuticals, Inc.*	184,300	$2,285,320
	Cypress Bioscience, Inc.*	218,000	2,890,680
	Dendreon Corp.*+	424,900	3,008,292
	Discovery Laboratories, Inc.*+	1,083,000	3,064,890
	Hemispherx Biopharma, Inc.*+	831,400	1,097,448
	Indevus Pharmaceuticals, Inc.*	480,300	3,232,419
	Inspire Pharmaceuticals, Inc.*	334,070	2,111,322
	Integrated Biopharma, Inc.*	54,100	278,615
	Introgen Therapeutics, Inc.*+	57,080	205,488
	Mannatech, Inc.+	90,680	1,440,905
	Nastech Pharmaceutical Co., Inc.*+	105,596	1,152,052
	Neopharm, Inc.*+	213,380	245,387
	NitroMed, Inc.*+	181,721	399,786
	Pain Therapeutics, Inc.*+	114,000	992,940
	PetMed Express, Inc.*	211,999	2,722,067
	Pharmacyclics, Inc.*+	208,500	567,120
	The Quigley Corp.*	124,000	577,840
	Reliv International, Inc.	206,200	2,165,100
	Rigel Pharmaceuticals, Inc.*	220,562	1,965,207
	Sciclone Pharmaceuticals, Inc.*+	677,800	1,660,610
	Sciele Pharma, Inc.*+	279,200	6,577,952
	Spectrum Pharmaceuticals, Inc.*+	463,400	3,322,578
	Theragenics Corp.*	459,131	1,914,576
	Threshold Pharmaceuticals, Inc.*+	618,000	760,140
	Vivus, Inc.*+	576,100	3,013,003

			57,576,357

Real Estate - 0.55%
	California Coastal Communities, Inc.	5,000	84,700
	Consolidated-Tomoka Land Co.	43,800	3,034,902
	Grubb & Ellis Co.*	140,947	1,634,985
	Tarragon Corp.*	31,389	265,551
	United Capital Corp.*	255	7,331
	Wilshire Enterprises, Inc.	27,300	148,785
	ZipRealty, Inc.*+	155,800	1,168,500

			6,344,754

46	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Retail - 3.40%
	Big Dog Holdings, Inc.*+	147,000	$2,375,520
	Books-A-Million, Inc.	191,906	3,250,888
	Buffalo Wild Wings, Inc.*+	95,000	3,951,050
	Collegiate Pacific, Inc.	129,300	1,255,503
	Ezcorp, Inc.*	294,600	3,900,504
	Famous Dave’s Of America, Inc.*	172,400	3,841,072
	First Cash Financial Services, Inc.*	232,500	5,449,800
	Friendly Ice Cream Corp.*+	97,900	1,484,164
	Frisch’s Restaurants, Inc.	47,800	1,459,812
	GTSI Corp.*	17,086	220,580
	Hastings Entertainment, Inc.*	33,500	237,850
	Luby’s, Inc.*	252,700	2,441,082
	The Pantry, Inc.*	3,300	152,130
	PC Connection, Inc.*+	87,331	1,156,262
	Pricesmart, Inc.	126,200	3,120,926
	Rush Enterprises, Inc. Class A	43,600	946,992
	Rush Enterprises, Inc. Class B	43,600	912,984
	Shoe Carnival, Inc.*	78,700	2,163,463
	Zones, Inc.*	136,767	1,230,903

			39,551,485

Savings & Loans - 3.26%
	Abington Bancorp, Inc.+	131,680	1,257,544
	American Bancorp of New Jersey	183,800	1,896,816
	Brookline Bancorp, Inc.	72,316	832,357
	Citizens Community Bancorp, Inc.+	90,400	827,160
	Citizens First Bancorp, Inc.	64,274	1,401,173
	Clifton Savings Bancorp, Inc.	127,300	1,379,932
	Cooperative Bankshares, Inc.	57,250	944,625
	Federal Trust Corp.	45,500	373,100
	Fidelity Bancorp, Inc./Pittsburgh PA	47,512	817,206
	First Defiance Financial Corp.	56,100	1,672,902
	First Pactrust Bancorp, Inc.	53,800	1,343,924
	First Place Financial Corp./OH	44,584	941,614
	Harrington West Financial Group, Inc.	86,320	1,363,683
	HMN Financial, Inc.	55,300	1,943,795
	Home Federal Bancorp	14,076	402,996
	Home Federal Bancorp, Inc.+	79,600	1,320,564
	Legacy Bancorp, Inc.	32,596	487,310

Industry	Company	Shares	Value

Savings & Loans (continued)
	LSB Corp.	76,350	$1,286,498
	MASSBANK Corp.	20,536	685,902
	NewAlliance Bancshares, Inc.+	67,028	986,652
	Pacific Premier Bancorp, Inc.*	28,400	303,596
	Pulaski Financial Corp.	113,193	1,719,402
	PVF Capital Corp.	83,292	1,108,616
	Rainier Pacific Financial Group, Inc.	61,400	1,064,676
	Rockville Financial, Inc.+	40,200	607,020
	Rome Bancorp, Inc.	36,219	444,769
	Synergy Financial Group, Inc.	22,700	302,818
	Teche Holding Co.	11,400	510,150
	Timberland Bancorp, Inc.	141,102	2,215,301
	United Community Financial Corp.	100,604	1,004,028
	United Financial Bancorp, Inc.	83,246	1,177,098
	United Western Bancorp, Inc.	64,400	1,626,100
	Washington Savings Bank FSB	95,850	790,763
	Westfield Financial, Inc.	279,800	2,789,606
	Willow Financial Bancorp, Inc.	8,084	105,092

			37,934,788

Semiconductors - 3.32%
	Anadigics, Inc.*+	402,158	5,545,759
	AXT, Inc.*	250,000	1,082,500
	Diodes, Inc.*+	63,225	2,640,908
	Integrated Silicon Solution, Inc.*	498,400	3,139,920
	IXYS Corp.*+	45,110	376,669
	Kopin Corp.*	445,000	1,735,500
	Leadis Technology, Inc.*	417,100	1,464,021
	LTX Corp.*	402,900	2,240,124
	Microtune, Inc.*	289,700	1,515,131
	Mindspeed Technologies, Inc.*+	432,900	956,709
	MIPS Technologies, Inc.*	134,916	1,185,912
	MoSys, Inc.*+	184,709	1,616,204
	Pericom Semiconductor Corp.*	249,600	2,785,536
	QuickLogic Corp.*	352,900	942,243
	Richardson Electronics Ltd	35,900	332,075
	Rudolph Technologies, Inc.*	61,200	1,016,532
	Spire Corp.*	13,200	125,532

www.Bridgeway.com	47

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Semiconductors (continued)
	Trio Tech International+#	228,300	$4,554,585
	Ultra Clean Holdings*	309,100	4,321,218
	White Electronic Designs Corp.*	171,400	994,120

			38,571,198

Software - 3.23%
	Actuate Corp.*	652,030	4,427,284
	Allscripts Healthcare Solutions, Inc.*+	94,453	2,406,662
	American Software, Inc.	236,538	2,436,348
	Authentidate Holding Corp.*	334,299	511,478
	Bottomline Technologies, Inc.*	227,800	2,813,330
	CAM Commerce Solutions, Inc.	93,900	2,678,027
	Captaris, Inc.*	398,100	2,038,272
	Concur Technologies, Inc.*+	112,900	2,579,765
	Digi International, Inc.*	112,936	1,664,677
	Digital Angel Corp.*+	74,046	118,474
	Document Sciences Corp.*	8,788	54,837
	Interactive Intelligence, Inc.*	168,700	3,475,220
	INVESTools, Inc.*	22,700	226,092
	Moldflow Corp.*	163,600	3,595,924
	MSC.Software Corp.*	42,200	571,388
	Nuance Communications, Inc.*+	130,592	2,184,804
	Peerless Systems Corp.*	192,945	412,902
	Quality Systems, Inc.+	92,000	3,493,238
	Unica Corp.*+	114,099	1,882,634

			37,571,356

Telecommunications - 3.59%
	Anaren, Inc.*	144,500	2,544,645
	Avanex Corp.*	18,000	32,400
	Avici Systems, Inc.	345,601	2,592,008
	Aware, Inc.*	373,800	2,018,520
	CalAmp Corp.*	29,998	123,892
	Comarco, Inc.	12,100	76,230
	Communications Systems, Inc.	7,000	77,770
	Comtech Telecommunications Corp.*	7,050	327,261
	CT Communications, Inc.	127,397	3,886,882
	Ditech Networks, Inc.*	267,670	2,192,217
	Eschelon Telecom, Inc.*	97,800	2,894,880
	Globecomm Systems, Inc.*	256,800	3,754,416

Industry	Company	Shares	Value

Telecommunications (continued)
	HickoryTech Corp.	5,895	$53,645
	Knology, Inc.*+	229,700	3,989,889
	KVH Industries, Inc.*	208,100	1,825,037
	Network Equipment Technologies, Inc.*	284,828	2,717,259
	Parkervision, Inc.*+	107,800	1,288,210
	SBA Communications Corp.*	11,100	372,849
	Sirenza Microdevices, Inc.*+	390,600	4,636,422
	Stratos International, Inc.*	212,779	1,695,849
	Tollgrade Communications, Inc.*	126,250	1,331,938
	Vyyo, Inc.*	19,331	128,358
	Warwick Valley Telephone Co.	4,400	57,200
	WJ Communications*	780,899	1,366,573
	WPCS International, Inc.*+	139,000	1,804,220

			41,788,570

Textiles - 0.00%
	Culp, Inc.*	5,200	46,852

Toys/Games/Hobbies - 0.22%
	Topps Company, Inc.	245,246	2,577,535

Transportation - 1.51%
	Celadon Group, Inc.*+	256,275	4,074,773
	Frozen Food Express Industries	187,600	1,902,264
	HUB Group, Inc.*	289,200	10,168,272
	Patriot Transportation Holding, Inc.*	16,400	1,421,881

			17,567,190

Water - 0.52%
	Connecticut Water Service, Inc.	48,900	1,191,693
	Middlesex Water Co.	64,957	1,247,824
	Southwest Water Co.+	183,500	2,343,295
	York Water Co.	68,550	1,216,762

			5,999,574

TOTAL COMMON STOCKS - 92.97%			1,080,658,763

(Cost $682,071,704)

48	Annual Report | June 30, 2007

Bridgeway Ultra-Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

EXCHANGE TRADED FUNDS - 4.00%
	iShares Russell 2000 Index Fund+	281,500	$23,347,610
	iShares Russell 2000 Value Index Fund+	281,100	23,151,396

TOTAL EXCHANGE TRADED FUNDS			46,499,006

(Cost $41,000,309)

MONEY MARKET MUTUAL FUNDS - 3.67%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund Institutional Shares #21	5.21%	42,646,065	42,646,065

TOTAL MONEY MARKET MUTUAL FUNDS			42,646,065

(Cost $42,646,065)

TOTAL INVESTMENTS - 100.64%			$1,169,803,834
(Cost $765,718,078)
Liabilities in Excess of Other Assets - (0.64)%			(7,387,361)

NET ASSETS - 100.00%			$1,162,416,473

*	Non Income Producing Security.
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $241,228,578 at June 30, 2007
#	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with companies which are or were affiliates are as follows:

Name of Issuer	Shares Held as of Beginning of Year	Gross Additions	Gross Reductions	Income	Shares Held as of End of Year	Value as of End of Year
AeroCentury Corp.	-	$2,173,603	$-	$-	143,800	$2,214,520
Trio Tech International	-	3,027,901	-	1,261	228,300	4,554,585

	-	$5,201,504	$-	$1,261	372,100	$6,769,105

See Notes to Financial Statements.

www.Bridgeway.com	49

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Micro-Cap Limited Fund Shareholder,

The Micro-Cap Limited Fund returned 3.00% for the quarter ended June 30, 2007, underperforming each of its three performance benchmarks. By comparison, the Fund’s primary market benchmark, the CRSP Cap-Based Portfolio 9 Index was up 4.24%, the peer group Lipper Small-Cap Stock Funds Index was up 6.31%, and the Russell 2000 Index of somewhat larger companies was up 4.42%. This was the seventh quarter in a row of lagging our primary market benchmark – the longest consecutive period of underperformance of any fund in Bridgeway’s 13 year history. This has been a particularly poor period.

For the fiscal year ended June 30, 2007, the Fund returned -3.43%, and significantly lagged its benchmarks on a relative basis. It was our worst performing Bridgeway fund for the fiscal year, the only one to return a loss during the 12-month period, and the first time that Micro-Cap Limited Fund has had a negative fiscal year return in its nine year history. That’s a lot not to like in our recent history. In spite of the “red ink,” our Fund still leads all of its benchmarks since inception in June of 1998.

The table below presents our June quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 to 6/30/07	Life-to-Date 6/30/98 to 6/30/07

Micro-Cap Limited Fund	3.00%	-3.43%	11.35%	16.85%
CRSP Cap-Based Portfolio 9 Index	4.24%	17.09%	15.56%	12.01%
Lipper Small-Cap Stock Funds Index	6.31%	19.27%	14.10%	7.84%
Russell 2000 Index (small stocks)	4.42%	16.43%	13.88%	8.26%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 639 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

50	Annual Report | June 30, 2007

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

According to data from Lipper, Inc., for the period ended June 30, 2007, the Micro-Cap Limited Fund ranked 95th of 95 micro-cap funds for the last twelve months, 60th of 66 such funds for the last five years and 7th of 41 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Micro-Cap Limited Fund and Indexes from 6/30/98 (inception) to 6/30/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Four of our top performing stocks for the June quarter came from consumer-related industries and accounted for just over 1.5% of the Fund’s overall return.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	Pricesmart Inc	Retail	61.0%
2	Robbins & Myers Inc	Machinery-Diversified	42.5%
3	The9 Ltd	Software	37.4%
4	Baldor Electric Co	Hand/Machine Tools	30.6%
5	Geo Group Inc/The	Commercial Services	28.4%
6	Amkor Technology Inc	Semiconductors	25.0%
7	Dawson Geophysical Co	Oil & Gas Services	23.9%
8	Hercules Offshore Inc	Oil & Gas Services	23.3%
9	Keystone Auto Industries	Auto Parts & Equipment	22.8%
10	CPI Corp	Commercial Services	20.9%

All ten stocks above contributed just over 4% return to our Fund. Unfortunately, none were a concentrated position.

PriceSmart, Inc. owns and operates membership retail warehouse clubs in Central America and the Caribbean. The San Diego-based company was our best performer of the quarter, and returned over 60% during the period. Revenues surged in both April and May and were aided by strong sales of ICC World Cup of Cricket merchandise in the Caribbean markets. PriceSmart contributed about 0.6% to the Fund’s performance for the quarter.

The9 Limited is an online gaming company that operates multiplayer games, primarily in the fast-growing Chinese web-based video market. During the quarter, video game publisher Electronic Arts, Inc., announced a plan to acquire a 15% stake in the company, and then signed a licensing deal that grants The9 the exclusive publishing rights to its popular FIFA Online soccer game within Mainland China.

www.Bridgeway.com	51

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Six of the major eight sectors were represented in our worst ten performer list. No one company or industry was primarily responsible for the Fund’s poor performance. Combined, these 10 companies cost the Fund roughly 4% in value during the three month period – about the same as the top performing list above.

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	Syntax-Brillian Corp	Semiconductors	-41.4%
2	Qiao Xing Universal Tele Inc	Telecommunications	-26.9%
3	Intevac Inc	Machinery-Diversified	-24.1%
4	Ultra Clean Holdings	Semiconductors	-23.9%
5	National Beverage Corp	Beverages	-21.3%
6	II-VI Inc	Electronics	-18.4%
7	G-III Apparel Group Ltd	Apparel	-17.1%
8	Interwoven Inc	Internet	-16.9%
9	Brush Engineered Materials Inc	Mining	-16.9%
10	Zoll Medical Corp	Healthcare-Products	-16.8%

Syntax-Brillian Corp. was our worst performer of the quarter, declining over 40% in return during the 12-month period. The company designs and distributes HD (high-definition) televisions, and declined in May when it announced earnings and revenues that were lower than analysts’ expectations. Interestingly, the company reported revenues that had tripled from its results of a year before, but still remained below the elevated levels expected by some. The stock subsequently was downgraded on the news. The company also announced plans to raise capital through an offering of another $150 million worth of stock to pay off debt, a move that served to dilute the positions of existing shareholder. Syntax-Brillian cost the Fund about 0.9% of return last quarter.

II-VI Incorporated makes laser component products for companies in the industrial, medical, military and aerospace industries. After experiencing a significant run up from about $17 to over $36 during the prior 52-weeks, the company plummeted over 20% in one day after warning that fourth quarter and fiscal year results would be below expectations.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Technology stocks highlighted the list of best fiscal year performers, with three of our top ten companies contributing almost 3% to the performance of the Fund.

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Amkor Technology Inc	Semiconductors	153.7%
2	Knology Inc	Telecommunications	73.4%
3	Gulfmark Offshore Inc	Transportation	58.9%
4	Geo Group Inc	Commercial Services	47.7%
5	Open Text Corp	Software	45.4%
6	Broadwing Corp	Telecommunications	44.1%
7	The9 Ltd	Software	38.7%
8	HUB Group Inc	Transportation	38.7%
9	Radiologix Inc	Healthcare-Services	38.0%
10	Pricesmart Inc	Retail	36.9%

52	Annual Report | June 30, 2007

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Amkor Technologies was the top performer of the year. It is a semiconductor assembly company that righted some (perceived) wrongs early in the fiscal year, and investors have been rewarded ever since. In October 2006, the company filed an amended annual report for 2005, as well as amended quarterly reports for March and June 2006 that corrected some erroneously reported stock compensation data. These actions brought them back into compliance on certain debt covenants, and contributed to its stock price climbing 30% on the news. In the ensuing months, the company reported earnings that beat analysts’ expectations and the stock moved even higher on the strong results. Amkor contributed over 2% to the Fund’s fiscal year performance.

Knology, Inc. operates a broadband network, servicing residential and business customers in the southeastern region of the United States. During the year, the company expanded its regional coverage through the acquisition of a leading broadband provider that generates much of its business in Minnesota, Iowa and South Dakota. The company was also added to the Russell 3000 Index, a move that generated rebalancing purchases from index funds, ETFs and other passive investors. The company contributed almost 0.70% to the Fund’s return.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Effective stock picking remains the key to overall performance as companies from the same industry can do well, while others perform poorly in the same timeframe. Interestingly, while technology was well-represented on our best performer list for the fiscal year, four related companies also appeared on the worst performer list. Those four companies cost the Fund just over 2% in performance.

These are the ten stocks that performed the worst in the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Optimal Group Inc	Computers	-38.5%
2	G-III Apparel Group Ltd	Apparel	-36.8%
3	Forgent Networks Inc	Telecommunications	-36.1%
4	Multi-Fineline Electronix Inc	Electronics	-35.4%
5	American Science & Eng. Inc	Electronics	-35.2%
6	Syntax-Brillian Corp	Semiconductors	-34.9%
7	Zoran Corp	Semiconductors	-34.6%
8	Sirona Dental Systems Inc	Healthcare-Products	-33.4%
9	BTU International Inc	Semiconductors	-33.0%
10	ASV Inc	Auto Manufacturers	-32.7%

Optimal Group declined almost 40% during the 12-month period, and represented our worst performing stock. The company provides online technology to process credit cards, electronic checks and direct debit payments. During the year, Congress passed legislation which was seen as unfavorable to the company. Its stock plunged over 30% on this news.

Moving beyond technology, G-III produces and markets sportswear and outerwear, and serves as licensee of brands such as Calvin Klein and Kenneth Cole. While the company had been improving its financial results as of late, it offered guidance that it will experience wider than anticipated future quarterly losses, disappointing Wall Street. The company was one of our worst performers for both the quarter and the 12-month period.

Looking Further Under the Performance Hood

The Short Version:  We have analyzed the source of our lagging performance and have not found any structural problem with the Fund.

When we have a Fund with deep or extended relative performance issues, we look deeper for the reasons to make sure something isn't structurally amiss. I can think of four times a Fund has "hit our radar screen" over the last thirteen years. The first was in 1995, about six months into the launch of our Ultra-Small Company Fund. The Fund was lagging the market and we determined that one model, which had worked well with small-cap companies, was identifying companies in the

www.Bridgeway.com	53

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

ultra-small company category that were indeed cheap by some benchmarks, but that eventually went right on out of business. We simply stopped using that model in that Fund. Another instance was in 1998 when the same Fund declined about 50% from its peak in April to the bottom in October. Our research found nothing structurally wrong, simply that it was a huge correction in smaller, value-oriented and ultra-small stocks, and that as people were "piling out" of these stocks they were unwinding positions first that had done the best over the prior year (a number of which we owned during that period of stellar performance). In that case we simply stayed the course, sent a detailed report to shareholders (entitled "How to Survive an Ultra-Small Bear Market"), and waited for the Fund to bounce back . . . which it did "in spades" over the next nine years. The third case was with Aggressive Investors 1 Fund, which had back-to-back years of underperforming its market benchmark in 1997 and 1998. Again, we concluded nothing was structurally wrong with the Fund, and 1999 turned out to be a "triple digit" year of incredibly strong returns. The fourth example was Aggressive Investors 2 Fund described on page 18. These four examples demonstrate to me why it's generally a good idea to stay the course with a well managed fund with a good strategy over the long haul – especially when it feels least comfortable to do so. Nevertheless, the past (turnaround performance) does not guarantee the future, and the preceding begs the question of Micro-Cap Limited's recent lagging performance . . .

Our investment management team dissected the sources of Fiscal Year underperformance for Micro-Cap Limited Fund. Here's what we learned:

1.	Whereas we have seen larger (double-digit) benchmark lagging performance in some of the previous instances (with other Funds cited above), we have not seen that with Micro-Cap Limited Fund. The market lagging performance has been single digit, but over seven quarters.

2.	Our benchmark-lagging returns spanned more than half of the models used to pick stocks for this Fund. On this basis, our underperformance was broad based.

3.	Relative to our Funds focused on smaller (Ultra-Small Company) and larger (Aggressive Investors) companies, the model returns with this Fund have been poorer in the last Fiscal Year. This has the “feel” of random variability of results rather than a structural problem. This model also had less exposure to some models that performed better in the Fiscal Year. For more details see the following table:

	Aggressive Investors 1	Micro-Cap Ltd.	Ultra-Small	Rank* of Micro-Cap
Model A	-1.6%	-2.2%	1.0%	3
Model B	-2.3%	-10.0%	-5.4%	3
Model C	-0.4%	-9.8%	-3.0%	3
Model D	-8.1%	-2.4%	-4.9%	1
Avg. of above models	-3.1%	-6.1%	-3.1%	3

*	Among these three funds.

4.	Relative to the broader market, our stock picks in only one sector (financial) added significantly to our returns. On this basis, our underperformance was also broad based.

5.	Our “attribution analysis” indicates that our poorer performance was due to the individual stocks that we picked, not our overweighting or underweighting certain sectors.

6.	Following up on research reported in our September quarterly letter, our Fund’s stocks overall continued to react more negatively to negative news with less positive market reaction to positive news. This fights the long term trend, which we believe will eventually come back into play here (as it has significantly in our Aggressive Investors Funds).

54	Annual Report | June 30, 2007

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

Top Ten Holdings as of June 30, 2007

Three of the Fund’s five largest holdings as of June 30, 2007 were also among our best performers for the year: Amkor Technology, Gulfmark Offshore and Open Text Corp. Combined, these companies represented about 10% of the Fund’s net assets and contributed almost 4% to its return. As a whole, our top 10 holdings represented over 29% of net assets and offered significant diversification among industry sectors.

Rank	Description	Industry	Percent of Net Assets
1	Amkor Technology Inc	Semiconductors	3.5%
2	Gulfmark Offshore Inc	Transportation	3.4%
3	Navigators Group Inc	Insurance	3.3%
4	Robbins & Myers Inc	Machinery-Diversified	3.0%
5	Open Text Corp	Software	2.9%
6	Axcan Pharma Inc	Pharmaceuticals	2.8%
7	Smart Modular Tech. WWH Inc	Computers	2.7%
8	Trico Marine Services Inc	Oil & Gas Services	2.6%
9	Spartan Motors Inc	Auto Parts & Equipment	2.5%
10	HUB Group Inc	Transportation	2.4%

			29.1%

Industry Sector Representation as of June 30, 2007

Our significant underweighting in the financial sector helped our June quarter performance as many of these companies continued to be hindered by problems in the subprime mortgage market. On the other hand, the Fund was overweighted in communications companies, a sector that generally performed well. Overall, our market lagging performance was more attributable to our individual stock picks, and some significantly poor performers early in the fiscal year. Here's the full story on sector allocation as of June 30, 2007:

	% of Stocks	% S&P Small-Cap Index	Difference
Basic Materials	0.0%	4.1%	-4.1%
Communications	11.6%	4.1%	7.5%
Consumer, Cyclical	14.5%	16.8%	-2.3%
Consumer, Non-cyclical	18.9%	17.9%	1.0%
Energy	11.7%	6.0%	5.7%
Financial	7.7%	15.5%	-7.8%
Industrial	18.2%	21.9%	-3.7%
Technology	16.3%	8.8%	7.5%
Utilities	1.1%	4.9%	-3.8%
Cash	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

www.Bridgeway.com	55

[LOGO]

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Micro-Cap Limited Fund remains closed to investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

56	Annual Report | June 30, 2007

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	57

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 96.85%
Aerospace/Defense - 0.96%
	EDO Corp.+	18,200	$598,234

Apparel - 3.61%
	G-III Apparel Group, Ltd.*	28,200	445,278
	Iconix Brand Group, Inc.*+	48,200	1,071,004
	Perry Ellis International, Inc.*	22,700	730,259

			2,246,541

Auto Parts & Equipment - 3.86%
	Keystone Automotive Industries, Inc.*	20,100	831,537
	Spartan Motors, Inc.+	92,475	1,573,925

			2,405,462

Banks - 0.96%
	Community Bancorp/NV*	21,400	598,772

Beverages - 2.11%
	Boston Beer Co., Inc.*	17,600	692,560
	National Beverage Corp.+	53,880	620,159

			1,312,719

Commercial Services - 10.28%
	CDI Corp.	22,000	708,400
	CPI Corp.	18,700	1,299,650
	Dollar Financial Corp.*	51,600	1,470,600
	The Geo Group, Inc.*	38,200	1,111,620
	ICF International, Inc.*	50,600	1,018,072
	Kforce, Inc.*	49,600	792,608

			6,400,950

Computers - 5.00%
	Manhattan Associates, Inc.*	24,100	672,631
	Radiant Systems, Inc.*	54,800	725,552
	SMART Modular Technologies (WWH), Inc.*	124,400	1,711,744

			3,109,927

Electric - Utilities - 1.08%
	Central Vermont Public Service Corp.	17,900	674,472

Electronics - 2.35%
	Novatel, Inc.*	22,700	824,010
	OYO Geospace Corp.*	8,600	638,034

			1,462,044

Industry	Company	Shares	Value

Engineering & Construction - 1.38%
	Layne Christensen Co.*	20,900	$855,855

Environmental Control - 1.03%
	Darling International, Inc.*	70,400	643,456

Food - 2.31%
	Imperial Sugar Co.+	23,900	735,881
	Ingles Markets Co.	20,400	702,780

			1,438,661

Hand/Machine Tools - 0.71%
	Baldor Electric Co.+	9,000	443,520

Insurance - 5.35%
	The Midland Co.	14,400	675,936
	Navigators Group, Inc.*	37,700	2,032,030
	United Fire & Casualty Co.	17,500	619,150

			3,327,116

Internet - 7.26%
	CDC Corp.*+	69,400	583,654
	FTD Group, Inc.	71,700	1,319,997
	GigaMedia Ltd.*+	109,500	1,476,060
	Interwoven, Inc.*	81,100	1,138,644

			4,518,355

Investment Companies - 1.14%
	NexCen Brands, Inc.*	63,800	710,732

Machinery - Diversified - 3.18%
	Robbins & Myers, Inc.	35,300	1,875,489
	Tennant Co.	2,800	102,200

			1,977,689

Miscellaneous Manufacturers - 2.16%
	LSB Industries, Inc.*+	62,900	1,344,802

Oil & Gas - 2.50%
	Arena Resources, Inc.*	11,300	656,644
	Parker Drilling Co.*	85,600	902,224

			1,558,868

Oil & Gas Services - 8.80%
	Dawson Geophysical Co.*	12,900	792,834
	Hercules Offshore, Inc.*+	37,900	1,227,202
	Hornbeck Offshore Services, Inc.*+	26,600	1,031,016
	Markwest Hydrocarbon, Inc.	14,500	832,735
	Trico Marine Services, Inc.*	39,000	1,594,320

			5,478,107

58	Annual Report | June 30, 2007

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals - 3.60%
	Aspreva Pharmaceuticals Corp.*	29,200	$505,160
	Axcan Pharma, Inc.*+	89,900	1,737,767

			2,242,927

Retail - 6.58%
	Ezcorp, Inc.*	82,982	1,098,682
	Jo-Ann Stores, Inc.*	24,900	707,907
	Jos A Bank Clothiers, Inc.*	16,700	692,549
	PC Connection, Inc.*+	49,400	654,056
	Pricesmart, Inc.	38,000	939,740

			4,092,934

Semiconductors - 5.97%
	Amkor Technology, Inc.*	139,300	2,193,974
	Syntax-Brillian Corp.*+	164,700	810,324
	Ultra Clean Holdings*	50,800	710,184

			3,714,482

Software - 4.86%
	Open Text Corp.*+	84,200	1,832,192
	SkillSoft plc*+	80,000	743,200
	The9, Ltd.*+	9,700	448,722

			3,024,114

Telecommunications - 3.93%
	Anaren, Inc.*	35,500	625,155
	Knology, Inc.*	75,100	1,304,487
	Qiao Xing Universal Telephone, Inc.*	41,700	515,829

			2,445,471

Transportation - 5.88%
	Gulfmark Offshore, Inc.*	42,000	2,151,240
	HUB Group, Inc.*	42,900	1,508,364

			3,659,604

TOTAL COMMON STOCKS - 96.85%			60,285,814

(Cost $50,919,225)

MONEY MARKET MUTUAL FUNDS - 2.84%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund Institutional Shares #21
(Cost $1,764,840)	5.21%	1,764,840	$1,764,840

TOTAL MONEY MARKET MUTUAL FUNDS			1,764,840

(Cost $1,764,840)

TOTAL INVESTMENTS - 99.69%			$62,050,654
(Cost $52,684,065)
Other Assets in Excess of Liabilities - 0.31%			193,426

NET ASSETS - 100.00%			$62,244,080

*	Non Income Producing Security.
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $14,176,885 at June 30, 2007

See Notes to Financial Statements.

www.Bridgeway.com	59

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Small-Cap Growth Fund Shareholder,

Small-Cap Growth Fund appreciated 7.74% for the quarter ended June 2007, and outperformed its primary market benchmark, the Russell 2000 Growth Index, which returned 6.69%. The Fund also beat its peer benchmark, the Lipper Small-Cap Growth Index, which earned 7.33% during the three-month period. It was a good quarter.

For the fiscal year ended June 30, 2007, the Fund rose 8.54%, significantly underperforming the 16.83% gain of the benchmark Russell 2000 Growth Index and the 17.28% gain of its peer benchmark, the Lipper Small-Cap Growth Index. In spite of leading both of these benchmarks since inception, we were “off our mark” for the year.

The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the SEC. See below for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	Life-to-Date 10/31/03 to 6/30/07

Small-Cap Growth Fund	7.74%	8.54%	13.71%
Russell 2000 Growth Index	6.69%	16.83%	12.31%
Lipper Small-Cap Growth Index	7.33%	17.28%	11.16%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, Small-Cap Growth Fund ranked 531st of 565 small cap growth funds for the twelve-month period ended June 30, 2007 and 101st of 432 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Small-Cap Growth Fund and Indexes from 10/31/03 (inception) to 6/30/07

60	Annual Report | June 30, 2007

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Six of the eight primary sector groups were represented in our top performer list which indicates that the Fund exhibited strong industry diversification. Four of our best stocks came from the industrial sector and contributed a combined percent and a half to the overall performance of the Fund.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	CROCS Inc	Apparel	82.0%
2	Air Methods Corp	Healthcare-Services	52.7%
3	MFRI Inc	Miscellaneous Manufacturing	51.0%
4	NVIDIA Corp	Semiconductors	43.5%
5	General Cable Corp	Electrical Comp & Equip	41.8%
6	Digene Corp	Biotechnology	41.6%
7	CommScope Inc	Telecommunications	36.0%
8	Joy Global Inc	Machinery-Constr & Mining	36.0%
9	Ceradyne Inc	Miscellaneous Manufacturing	35.1%
10	Frontier Oil Corp	Oil & Gas	34.1%

CROCS, Inc. was the Fund’s best performing stock for the quarter. Best known for its comfortable, colorful, designer shoes, CROCS operates about 11,000 retail stores worldwide. Based in Niwot, Colorado, the company’s sales have been growing more than two-fold, and earnings have been exploding. The company has produced a steady stream of positive news and the stock price has followed suit. CROCS went public in early 2006, and its share price has almost tripled since that time. The stock soared over 80% in the June 2007 quarter.

NVIDIA Corp. is a computer graphics chip manufacturer that provides processors for computers, electronics, and mobile devices. During the quarter, the company reported better than expected earnings on growing demand for its technologies. NVIDIA also transitioned into the HPC (high-performance computing) markets with the introduction of a new graphics processor. Analysts upwardly revised their targets for the company’s gross margin and its stock price soared over 40% in the quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Our holdings in healthcare-products companies proved to be detrimental to the Fund’s overall return with the two worst performing stocks coming from that industry. Those two companies both declined over 25% in the quarter and combined, they cost the Fund nearly a half percent in return.

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	Cutera Inc	Healthcare-Products	-27.9%
2	Zoll Medical Corp	Healthcare-Products	-26.8%
3	Move Inc	Internet	-25.1%
4	Universal Stainless & Alloy	Iron/Steel	-25.1%
5	Opnet Technologies Inc	Software	-22.6%
6	American Commercial Lines Inc	Transportation	-19.6%
7	II-VI Inc	Electronics	-19.5%
8	Intevac Inc	Machinery-Diversified	-19.4%
9	Vital Images Inc	Healthcare-Products	-18.3%
10	Oplink Communications Inc	Telecommunications	-16.5%

www.Bridgeway.com	61

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Cutera, Inc. develops and markets laser systems to healthcare practitioners that are used for a variety of “critical” cosmetic treatments like hair removal. In early April, the company announced that quarterly earnings would fall significantly below initial forecasts, citing the lack of productivity from its recently expanded sales force. To add insult to injury, a few weeks later, the company faced a potential class-action lawsuit over materially false statements made about financial expectations. We liquidated our position after the earnings announcement and lost almost a third of a percent return on Cutera.

American Commercial Lines, Inc. is a river barge operator and waterway transportation company. In June, the company reduced its earnings outlook based on weakness in the grains markets, a primary shipping product that made up about 25% of its business last year. While management contends that its growth strategy includes a shift from volatile commodities like grains to more reliable products like coals, Wall Street’s not buying it. We sold our position during the quarter and the stock price has continued its decline since then.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Just like the quarterly performance as described above, diversification again ruled the day as six of the major sectors were represented on our top performer list. Three stellar performers returned over 100% for the year (with number four making that esteemed list when given a bit of rounding help). Those four stocks contributed over three and a half percent to the Fund’s performance.

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Bolt Technology Corp	Oil & Gas Services	221.5%
2	Guess? Inc	Apparel	130.1%
3	General Cable Corp	Electrical Compo & Equip	115.1%
4	TeleTech Holdings Inc	Commercial Services	99.9%
5	NVIDIA Corp	Semiconductors	94.0%
6	Amkor Technology Inc	Semiconductors	87.6%
7	CommScope Inc	Telecommunications	85.7%
8	Sotheby’s	Commercial Services	75.3%
9	WPCS International Inc	Telecommunications	74.6%
10	Knology Inc	Telecommunications	73.1%

Bolt Technology Corporation was our leading performer of the fiscal year, returning a resounding 221.5% during the 12-month period. The company develops and markets products used in seismic exploration for energy sources. It is a perfect example of a small company with strong financials that has hovered below Wall Street’s radar screen with virtually no analyst coverage. Profits have doubled over each of the past three years and the company recently announced record sales and earnings for the fifth straight quarter. Bolt contributed almost a percent to the Fund’s return during the 12-month period.

Retailer Guess? Inc. was a significant contributor to the year’s return, adding over a percent to the Fund’s performance during the fiscal year. While other retailers have struggled given the current inflationary concerns over rising gas prices, the company’s loyal followers apparently are willing to pay to look fashionable. The Los Angeles, California-based clothing company reported record earnings in the first quarter of 2007 and its North American unit has experienced 17 straight quarters of sales growth.

62	Annual Report | June 30, 2007

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Consumer-driven stocks headlined the list of poor quarterly performers with six companies representing industries ranging from retail to food/beverage to healthcare products. Combined, these ten companies took their toll – almost 4% in performance.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Neurometrix Inc	Healthcare-Products	-52.0%
2	FieldPoint Petroleum Corp	Oil & Gas	-46.3%
3	ICT Group Inc	Commercial Services	-45.1%
4	Hansen Natural Corp	Beverages	-44.7%
5	Plexus Corp	Electronics	-42.0%
6	LCA-Vision Inc	Healthcare-Products	-41.5%
7	Zoran Corp	Semiconductors	-40.9%
8	Astec Industries Inc	Machinery-Constr & Mining	-39.7%
9	Volcom Inc	Apparel	-36.7%
10	Chico’s FAS Inc	Retail	-34.4%

NeuroMetrix, Inc. is a healthcare company that was our worst performer of the year. The diagnostic company offers medical devices to test for nervous system disorders. Several insurance companies like BlueCross/Blue Shield and CIGNA have restricted reimbursements on certain nerve testing procedures which have prompted concerns among medical professionals who fear they may be subject to expensive repayments. While company management downplays these issues, the concerns remained ongoing. We liquidated our position after losing just over 50% during the year.

Hansen Natural is an example of a company that performed extremely well for us in the past (it was our second top performer in 2006), but gave back a portion of those gains this fiscal year. The company markets and distributes energy drinks under such brands as Monster Energy, Lost Energy and Ace. The company’s stock price plunged last August 2006 when it reported earnings that were one penny below analysts’ expectations. Its stock price plummeted 25% in one day after the announcement. (Whoever said a penny isn’t worth anything anymore?)

Top Ten Holdings as of June 30, 2007

Retailer Guess? Inc. was our Fund’s largest position as of June 30, 2007, and was also our second best performing stock of the year. The company’s “riveting” story was highlighted above. In fact, five of our largest holdings below made our best performers of the year list. As a whole, our top ten holdings represented over 25% of the Fund’s net assets and offered significant diversification among industry sectors.

Rank	Description	Industry	Percent of Net Assets
1	Guess? Inc	Apparel	3.7%
2	CommScope Inc	Telecommunications	3.5%
3	Dril-Quip Inc	Oil & Gas Services	3.0%
4	Cephalon Inc	Pharmaceuticals	2.7%
5	TeleTech Holdings Inc	Commercial Services	2.5%
6	Baldor Electric Co	Hand/Machine Tools	2.2%
7	Bolt Technology Corp	Oil & Gas Services	2.0%
8	General Cable Corp	Electrical Comp & Equip	2.0%
9	NutriSystem Inc	Internet	2.0%
10	Authorize.Net Holdings Inc	Internet	1.9%

			25.5%

www.Bridgeway.com	63

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2007

Our significant underweighting in the financial sector helped our June quarter performance as many of these companies continued to be hindered by the ongoing challenges surrounding the subprime mortgage market. Likewise our overweighting of energy and communication also helped our quarterly return. Overall, the sector effect was relatively minor, and our market beating performance for the quarter was more attributable to the quality of our model’s individual stock picks. Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% of S&P Small Cap Index	Difference
Basic Materials	3.8%	4.1%	-0.3%
Communications	12.9%	4.1%	8.8%
Consumer, Cyclical	15.7%	16.8%	-1.1%
Consumer, Non-cyclical	21.8%	17.9%	3.9%
Energy	13.7%	6.0%	7.7%
Financial	1.4%	15.5%	-14.1%
Industrial	20.3%	21.9%	-1.6%
Technology	9.5%	8.8%	0.7%
Utilities	0.9%	4.9%	-4.0%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies convey greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

64	Annual Report | June 30, 2007

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	65

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 99.45%
Aerospace/Defense - 1.44%
	AAR Corp.*+	58,129	$1,918,838
	EDO Corp.+	17,000	558,790

			2,477,628

Apparel - 6.05%
	CROCS, Inc.*+	18,000	774,539
	G-III Apparel Group, Ltd.*	47,316	747,120
	Guess?, Inc.+	132,600	6,370,104
	Gymboree Corp.*	43,100	1,698,571
	Iconix Brand Group, Inc.*+	38,100	846,582

			10,436,916

Auto Parts & Equipment - 0.88%
	Spartan Motors, Inc.+	89,400	1,521,588

Biotechnology - 3.56%
	CryoLife, Inc.*	53,663	698,156
	Digene Corp.*+	43,385	2,605,269
	Lifecell Corp.*	92,600	2,828,004

			6,131,429

Chemicals - 1.84%
	Albemarle Corp.	18,000	693,540
	Landec Corp.*	41,958	562,237
	Lubrizol Corp.	6,000	387,300
	NewMarket Corp.	31,500	1,523,655

			3,166,732

Commercial Services - 9.40%
	Bright Horizons Family Solutions, Inc.*	8,800	342,408
	Dollar Financial Corp.*	11,000	313,500
	The Geo Group, Inc.*	109,000	3,171,900
	Huron Consulting Group, Inc.*+	12,000	876,120
	ICF International, Inc.*	33,000	663,960
	Korn/Ferry International*	37,700	990,002
	MPS Group, Inc.*	109,500	1,464,015
	Sotheby’s+	57,000	2,623,140
	Strayer Education, Inc.	5,427	714,790
	TeleTech Holdings, Inc.*	135,300	4,394,544
	Watson Wyatt Worldwide, Inc.	13,000	656,240

			16,210,619

Computers - 2.64%
	Ansoft Corp.*	61,800	1,822,482
	Cognizant Technology Solutions Corp.*	36,440	2,736,280

			4,558,762

Industry	Company	Shares	Value

Diversified Financial Services - 1.43%
	Intercontinental Exchange, Inc.*	5,600	$827,960
	Ocwen Financial Corp.*	1,600	21,328
	US Global Investors, Inc.+	71,586	1,622,855

			2,472,143

Electric - Utilities - 0.93%
	Portland General Electric Co.	58,500	1,605,240

Electrical Components & Equipment - 2.47%
	Belden, Inc.	13,700	758,295
	General Cable Corp.*+	46,200	3,499,650

			4,257,945

Electronics - 1.69%
	FEI Co.*	17,000	551,820
	Itron, Inc.*+	30,200	2,353,788

			2,905,608

Engineering & Construction - 0.47%
	Foster Wheeler, Ltd.*	7,500	802,425

Entertainment - 0.41%
	Vail Resorts, Inc.*+	11,500	700,005

Hand/Machine Tools - 2.24%
	Baldor Electric Co.+	78,400	3,863,552

Healthcare - Products - 3.96%
	Bovie Medical Corp.*	14,810	88,860
	Hologic, Inc.*+	30,000	1,659,300
	Inverness Medical Innovations, Inc.*	55,900	2,852,018
	Vital Images, Inc.*	81,800	2,221,688

			6,821,866

Healthcare - Services - 1.47%
	Air Methods Corp.*	68,904	2,526,710

Internet - 5.17%
	Authorize.Net Holdings, Inc.*	180,400	3,227,356
	Interwoven, Inc.*	44,000	617,760
	NutriSystem, Inc.*+	49,000	3,422,160
	Priceline.com, Inc.*+	10,500	721,770
	TheStreet.com, Inc.	85,000	924,800

			8,913,846

Iron/Steel - 0.33%
	Universal Stainless & Alloy*	16,000	563,680

66	Annual Report | June 30, 2007

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Construction & Mining - 1.52%
	Joy Global, Inc.	45,000	$2,624,850

Machinery - Diversified - 3.28%
	Gardner Denver, Inc.*	40,000	1,702,000
	Intevac, Inc.*	87,000	1,849,620
	Middleby Corp.*+	35,200	2,105,664

			5,657,284

Media - 0.60%
	Martha Stewart Living Omnimedia, Inc.+	60,400	1,038,880

Metal Fabricate/Hardware - 2.94%
	Dynamic Materials Corp.+	58,100	2,178,750
	Kaydon Corp.	40,000	2,084,800
	Valmont Industries, Inc.	11,100	807,636

			5,071,186

Mining - 1.60%
	Brush Engineered Materials, Inc.*+	9,000	377,910
	Titanium Metals Corp.*+	74,400	2,373,360

			2,751,270

Miscellaneous Manufacturers - 4.14%
	Acuity Brands, Inc.	12,000	723,360
	AZZ, Inc.*	15,303	514,946
	Ceradyne, Inc.*+	35,000	2,588,600
	MFRI, Inc.*	9,000	251,910
	Trinity Industries, Inc.	70,050	3,049,977

			7,128,793

Oil & Gas - 2.92%
	Arena Resources, Inc.*	30,300	1,760,733
	Frontier Oil Corp.+	61,000	2,669,970
	Grey Wolf, Inc.*+	74,000	609,760

			5,040,463

Oil & Gas Services - 10.69%
	Bolt Technology Corp.*	79,518	3,501,973
	Dril-Quip, Inc.*	115,800	5,205,210
	FMC Technologies, Inc.*	7,015	555,728
	Hercules Offshore, Inc.*+	39,000	1,262,820
	Input/Output, Inc.*+	87,900	1,372,119
	Lufkin Industries, Inc.	37,600	2,427,080
	Matrix Service Co.*	14,988	372,452
	Superior Energy Services*	68,600	2,738,512
	Trico Marine Services, Inc.*	24,600	1,005,648

			18,441,542

Industry	Company	Shares	Value

Pharmaceuticals - 3.32%
	Cephalon, Inc.*+	57,700	$4,638,503
	NBTY, Inc.*	25,000	1,080,000

			5,718,503

Retail - 5.61%
	Cash America International, Inc.	49,800	1,974,570
	Dick’s Sporting Goods, Inc.*+	37,800	2,198,826
	Dress Barn, Inc.*+	75,000	1,539,000
	Ezcorp, Inc.*	5,000	66,200
	Jack in the Box, Inc.*	21,600	1,532,304
	Jos. A. Bank Clothiers, Inc.*	16,918	701,589
	MSC Industrial Direct Co.	30,200	1,661,000

			9,673,489

Semiconductors - 4.15%
	Amkor Technology, Inc.*	177,550	2,796,413
	MKS Instruments, Inc.*	30,000	831,000
	Nvidia Corp.*+	52,400	2,164,644
	Ultra Clean Holdings*	42,000	587,160
	Varian Semiconductor Equipment Associates, Inc.*	19,500	781,170

			7,160,387

Software - 2.54%
	BMC Software, Inc.*+	92,500	2,802,750
	Captaris, Inc.*	50,000	256,000
	Informatica Corp.*	70,400	1,039,808
	Moldflow Corp.*	12,991	285,542

			4,384,100

Telecommunications - 7.07%
	CommScope, Inc.*+	103,500	6,039,225
	Comtech Telecommunications Corp.*	16,687	774,611
	Knology, Inc.*	31,053	539,391
	Oplink Communications, Inc.*	73,000	1,095,000
	RF Micro Devices, Inc.*+	54,000	336,960
	Sonus Networks, Inc.*+	257,000	2,189,640
	Tekelec*	57,720	832,322
	WPCS International, Inc.*	28,878	374,836

			12,181,985

Transportation - 2.69%
	Gulfmark Offshore, Inc.*	9,000	460,980

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Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Transportation (continued)
	Kirby Corp.*	44,000	$1,689,160
	Tidewater, Inc.+	35,000	2,480,800

			4,630,940

TOTAL COMMON STOCKS - 99.45%			171,440,366

(Cost $122,694,937)

MONEY MARKET MUTUAL FUNDS - 2.29%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund Institutional Shares #21 (Cost $3,952,060)	5.21%	3,952,060	3,952,060

TOTAL MONEY MARKET MUTUAL FUNDS			3,952,060

(Cost $3,952,060)

TOTAL INVESTMENTS - 101.74%			$175,392,426
(Cost $126,646,997)
Liabilities in Excess of Other Assets - (1.74)%			(2,997,762)

NET ASSETS - 100.00%			$172,394,664

*	Non Income Producing Security
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $65,987,321 at June 30, 2007

See Notes to Financial Statements.

68	Annual Report | June 30, 2007

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www.Bridgeway.com	69

Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Small-Cap Value Fund Shareholder,

Small-Cap Value Fund appreciated a strong 12.76% for the quarter ended June 2007, outperforming its primary market benchmark, the Russell 2000 Value Index (up 2.30%) and also its peer benchmark, the Lipper Small-Cap Value Index (up 5.26%). It was a very good quarter.

For the fiscal year ended June 30, 2007, the Fund earned 16.98%, beating the 16.05% gain of the benchmark Russell 2000 Value Index, but lagging our peer benchmark, the Lipper Small-Cap Value Index (up 18.04%).

The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the SEC. See below for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	Life-to-Date 10/31/03 to 6/30/07

Small-Cap Value Fund	12.76%	16.98%	18.70%
Russell 2000 Value Index	2.30%	16.05%	16.78%
Lipper Small-Cap Value Index	5.26%	18.04%	17.12%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Small-Cap Value Fund ranked 121st of 265 multi-cap Value funds for the twelve-month period ended June 30, 2007 and 34th of 202 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Small-Cap Value Fund and Indexes from 10/31/03 (inception) to 6/30/07

70	Annual Report | June 30, 2007

Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Industrial and consumer-related companies dominated the list of the best performers for the June quarter; the top three stocks were all engineering firms. Those three holdings contributed over 3.5% to the Fund’s overall performance.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	Foster Wheeler Ltd	Engineering & Construction	83.2%
2	McDermott International Inc	Engineering & Construction	69.7%
3	Perini Corp	Engineering & Construction	66.9%
4	Air Methods Corp	Healthcare-Services	52.7%
5	Robbins & Myers Inc	Machinery-Diversified	42.5%
6	General Cable Corp	Electrical Comp & Equip	41.8%
7	Warnaco Group Inc/The	Apparel	38.5%
8	CPI Corp	Commercial Services	32.4%
9	Dobson Communications Corp	Telecommunications	29.3%
10	Corn Products International Inc	Food	27.7%

Foster Wheeler Ltd., an engineering and construction company that targets the energy sector on a global basis, was the Fund’s top quarterly performer. With oil and gas prices at high levels, the entire sector remains strong and worldwide demand for investments in new refineries and power facilities has surged. During the quarter the company won a significant contract to design a fuel transportation process in the Gulf region. Foster Wheeler reported solid quarterly profits and saw its stock price climb to a 52-week high in June.

General Cable Corporation manufactures and distributes fiber optic wire and related cable products worldwide. In May, the company announced quarterly financial results that exceeded Wall Street expectations as its utility, cable, and phone service clients continue to make infrastructure upgrades. Its stock hit a 12-month high in June as well. General Cable contributed a percent and a half to the Fund’s performance for the quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Consumer-related companies highlighted the list of the worst ten performers of the quarter. Interestingly, four related consumer companies also appeared on the best ten performer list, revealing the importance of individual stock picking over industry trends in the current quarter.

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	Universal Stainless & Alloy	Iron/Steel	-25.8%
2	Move Inc	Internet	-25.7%
3	Cutera Inc	Healthcare-Products	-25.1%
4	i2 Technologies Inc	Internet	-24.0%
5	Intevac Inc	Machinery-Diversified	-22.9%
6	Zoll Medical Corp	Healthcare-Products	-22.5%
7	NBTY Inc	Pharmaceuticals	-18.6%
8	OfficeMax Inc	Retail	-16.6%
9	Volt Information Sciences Inc	Commercial Services	-15.3%
10	CEC Entertainment Inc	Retail	-14.9%

Move, Inc. is an Internet content firm that offers real estate listings and other information critical to players within the (struggling) residential housing market. While its realtor.com site has enjoyed successes, the company has launched a

www.Bridgeway.com	71

Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

variety of other products that have failed to capture the imagination of its audience. In May, the company missed its expected quarterly earnings and was downgraded by several analysts as a result. A few days later, Move named a new President. For the quarter, the company lost over 25%, but cost the Fund less than 0.1% because of our small position.

Cutera, Inc. is a consumer-related company that develops and markets laser systems to healthcare practitioners for use in a variety of “critical” cosmetic treatments like hair removal. In early April, the company announced that quarterly earnings would fall significantly below initial forecasts, citing the lack of productivity from its recently expanded sales force. To add insult to injury, a few weeks later, the company faced a potential class-action lawsuit over materially false statements made about financial expectations.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Similar to the quarter as described above, industrials greatly contributed to the strong performance of the past 12 months with four related companies making our top ten list. Those stocks contributed over 4% to the Fund’s overall performance. Our top three performing stocks on the list each doubled in value during the fiscal year.

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Spartan Stores Inc	Food	125.0%
2	General Cable Corp	Electrical Components & Equipment	116.4%
3	Perini Corp	Engineering & Construction	106.9%
4	Cleveland-Cliffs Inc	Iron/Steel	95.9%
5	Foster Wheeler Ltd	Engineering & Construction	95.9%
6	McDermott International Inc	Engineering & Construction	82.8%
7	Chaparral Steel Co	Iron/Steel	72.5%
8	Men’s Wearhouse Inc	Retail	68.6%
9	Amkor Technology Inc	Semiconductors	66.5%
10	Anixter International Inc	Telecommunications	58.5%

Spartan Stores, Inc. is a grocery retailer and distribution company, operating primarily in the Midwest. Through selective acquisitions, the company has expanded its base of stores over the past year, which has led to strong sales and earnings growth. Of note, in 2006, the company bought D&W Food Centers, another grocery staple in the Midwest, and achieved successes in transitioning them into the Spartan family. Late in the quarter, the company was upgraded by an industry analyst on news that Wal-Mart would slow its superstore openings in efforts to cut costs. The decision is expected to help Spartan from a competitive pricing standpoint. Its stock surged almost 125% during the year and contributed about 1% to the Fund’s performance.

Amkor Technology is a semiconductor assembly company that righted some (perceived) wrongs early in the fiscal year, and investors have been rewarded ever since. In October 2006, the company filed an amended annual report for 2005 as well as amended quarterly reports for March and June 2006 that corrected some erroneously reported stock compensation data. These actions brought them back into compliance on certain debt covenants, and contributed to its stock price climbing 30% on the news. Wall Street continued to reward the company with a steadily increasing stock price throughout the year, in spite of overall decelerating revenue growth and a decline in earnings reported in the June quarter. . . . not the formula I would normally expect for a winning stock, but our models seemed to have picked this one correctly nonetheless. Amkor contributed over a percent to the Fund’s fiscal year performance.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Six of the eight major sectors comprised the list of Fund’s worst ten performers for the fiscal year, so the losses were fairly well spread out across industries. Only one holding declined greater than 50% in value during the 12-month period. Many of the losses occurred early in fiscal year’s September quarter.

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Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Vaalco Energy Inc	Oil & Gas	-50.5%
2	Peerless Systems Corp	Software	-41.8%
3	Zoran Corp	Semiconductors	-41.0%
4	Zoll Medical Corp	Healthcare-Products	-37.6%
5	Lantronix Inc	Telecommunications	-34.6%
6	Sterling Construction Co Inc	Engineering & Construction	-33.9%
7	Reliance Steel & Aluminum Co	Iron/Steel	-27.2%
8	Celadon Group Inc	Transportation	-26.9%
9	NetFlix Inc	Internet	-26.3%
10	i2 Technologies Inc	Internet	-25.7%

Zoran Corporation develops and markets integrated circuits for digital technologies like those used in cameras and DVD players. In July 2006, the company reported quarterly revenues that beat Wall Street expectations, but management announced that future quarters may struggle to meet previous forecasts. The stock price plummeted 30% on that warning. Additionally, the company found itself in the midst of a review over its past practices of awarding stock-options. A few months later, management again warned that fourth quarter revenues would fall well short of expectations. Zoran cost the Fund about a third of a percent in return for the fiscal year.

Staying with the video theme, Netflix is the leading movie subscription service in which customers order DVDs online. (My latest Netflix picks were a documentary and a “classic” from the 1940’s; I also like to order Italian language films to bolster my Italian.) Back in October 2006, the company was flying high, coming off a better than expected third-quarter, and looking forward to a continuation of the good fortune in the periods to come. When suddenly…an analyst research paper (I heard it first from my wife) warned of increasing competition from rival Blockbuster whose expanding DVD rental program allowed video returns to the stores instead of only via mail. (Our investment team doesn’t read Wall Street research as part of our investment process, however we do report on it after the fact to explain price movements of our stocks.) With postage costs rising from 39 cents to 41 cents, Netflix would face increasing margin pressures, while watching its competitor gain potential market share. During the period, its stock price lost almost 27%, but our small position cost the Fund only 0.1% in performance.

Top Ten Holdings as of June 30, 2007

Five of the Fund’s ten largest holdings as of June 30, 2007 were also among our best performers for the year: McDermott Int’l, General Cable, Amkor Technology, Cleveland-Cliffs and Spartan Stores. Combined, these companies represented just over 18% of the Fund’s net assets. As a whole, our top ten holdings represented over 29% of net assets and offered significant diversification among industry sectors.

Rank	Description	Industry	% of Net Assets
1	McDermott International Inc	Engineering & Construction	4.4%
2	General Cable Corp	Electrical Components & Equip	4.3%
3	Amkor Technology Inc	Semiconductors	4.3%
4	Cleveland-Cliffs Inc	Iron/Steel	2.8%
5	Quanta Services Inc	Commercial Services	2.5%
6	CPI Corp	Commercial Services	2.3%
7	Spartan Stores Inc	Food	2.3%
8	AAR Corp	Aerospace/Defense	2.2%
9	EMCOR Group Inc	Engineering & Construction	2.1%
10	Robbins & Myers Inc	Machinery-Diversified	2.0%

			29.2%

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Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Industry Sector Representation as of June 30, 2007

The Fund was overweighted in industrial companies, a move that greatly contributed to the strong performance in the quarter. Additionally, our models’ underweighting in the financial sector also helped our results as some of these related companies were hindered by the ongoing challenges surrounding the subprime mortgage market. Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% of S&P Small Cap Index	Difference
Basic Materials	9.1%	4.1%	5.0%
Communications	4.1%	4.1%	0.0%
Consumer, Cyclical	16.1%	16.8%	-0.7%
Consumer, Non-cyclical	19.2%	17.9%	1.3%
Energy	6.7%	6.0%	0.7%
Financial	8.1%	15.5%	-7.4%
Industrial	29.4%	21.9%	7.5%
Technology	6.2%	8.8%	-2.6%
Utilities	1.1%	4.9%	-3.8%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies convey greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

74	Annual Report | June 30, 2007

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www.Bridgeway.com	75

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 99.73%
Aerospace/Defense - 2.20%
	AAR Corp.*+	186,600	$6,159,666

Apparel - 1.28%
	Perry Ellis International, Inc.*	75,900	2,441,703
	Warnaco Group, Inc.*	29,100	1,144,794

			3,586,497

Auto Parts & Equipment - 2.14%
	Cooper Tire & Rubber Co.	195,200	5,391,424
	Goodyear Tire & Rubber Co.*+	2,100	72,996
	Spartan Motors, Inc.+	31,200	531,024

			5,995,444

Chemicals - 1.99%
	Hercules, Inc.*	70,000	1,375,500
	ICO, Inc.*	81,843	865,080
	Terra Industries, Inc.*+	131,300	3,337,646

			5,578,226

Commercial Services - 9.41%
	CDI Corp.	91,800	2,955,960
	CPI Corp.	93,100	6,470,450
	Consolidated Graphics, Inc.*	14,500	1,004,560
	Korn/Ferry International, Inc.*	78,900	2,071,914
	MAXIMUS, Inc.	61,000	2,646,180
	MPS Group, Inc.*	246,500	3,295,705
	PRG-Schultz International, Inc.*+	53,100	844,290
	Quanta Services, Inc.*+	230,500	7,069,435

			26,358,494

Distribution/Wholesale - 1.92%
	CDW Corp.	34,000	2,888,980
	Chindex International, Inc.*	705	15,616
	WESCO International, Inc.*+	40,800	2,466,360

			5,370,956

Diversified Financial Services - 4.27%
	Knight Capital Group, Inc.*+	279,900	4,646,340
	The Nasdaq Stock Market, Inc.*+	49,660	1,475,399
	Ocwen Financial Corp.*+	306,000	4,078,980
	Piper Jaffray Cos.*	31,600	1,761,068

			11,961,787

Industry	Company	Shares	Value

Electric - Utilities - 1.07%
	Portland General Electric Co.	109,350	$3,000,564

Electrical Components & Equipment - 4.28%
	General Cable Corp.*+	158,500	12,006,375

Electronics - 0.95%
	Avnet, Inc.*	25,000	991,000
	FEI Co.*+	51,129	1,659,647

			2,650,647

Engineering & Construction - 9.74%
	EMCOR Group, Inc.*	80,500	5,868,450
	Foster Wheeler, Ltd.*+	47,600	5,092,724
	McDermott International, Inc.*	147,300	12,243,576
	Perini Corp.*	66,200	4,073,286

			27,278,036

Food - 5.14%
	Corn Products International, Inc.	75,000	3,408,750
	Great Atlantic & Pacific Tea Co., Inc.*+	44,100	1,479,114
	Imperial Sugar Co.+	102,771	3,164,319
	Spartan Stores, Inc.	193,300	6,361,503

			14,413,686

Forest Products & Paper - 0.05%
	Rock-Tenn Co.	4,400	139,568

Hand/Machine Tools - 0.87%
	Regal-Beloit Corp.	52,500	2,443,350

Healthcare - Products - 0.95%
	ICU Medical, Inc.*	61,894	2,657,728

Healthcare - Services - 2.85%
	Air Methods Corp.*	119,900	4,396,733
	Humana, Inc.*	13,460	819,849
	RadNet, Inc.*	1,900	18,107
	WellCare Health Plans, Inc.*	30,400	2,751,504

			7,986,193

Insurance - 3.86%
	American Physicians Capital, Inc.*	24,300	984,150
	Amerisafe, Inc.*	36,947	725,270
	Argonaut Group, Inc.	29,500	920,695

76	Annual Report | June 30, 2007

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
	CNA Surety Corp.*	9,800	$185,318
	Meadowbrook Insurance Group, Inc.*	144,200	1,580,432
	Odyssey RE Holdings Corp.	44,400	1,904,316
	Tower Group, Inc.	110,000	3,509,000
	United Fire & Casualty Co.	28,600	1,011,868

			10,821,049

Internet - 0.04%
	FTD Group, Inc.	6,000	110,460

Iron/Steel - 5.47%
	AK Steel Holding Corp.*	85,000	3,176,450
	Chaparral Steel Co.	35,000	2,515,450
	Cleveland-Cliffs, Inc.+	102,400	7,953,408
	Steel Dynamics, Inc.+	37,400	1,567,434
	Universal Stainless & Alloy*	3,486	122,812

			15,335,554

Machinery - Diversified - 3.74%
	Gardner Denver, Inc.*	112,400	4,782,620
	Robbins & Myers, Inc.	107,000	5,684,910

			10,467,530

Mining - 1.52%
	Century Aluminum Co.*	38,000	2,075,940
	Titanium Metals Corp.*+	68,000	2,169,200

			4,245,140

Miscellaneous Manufacturers - 2.35%
	Acuity Brands, Inc.	40,000	2,411,200
	Ceradyne, Inc.*+	40,000	2,958,400
	LSB Industries, Inc.*+	42,700	912,926
	Tredegar Corp.	14,800	315,240

			6,597,766

Office Furnishings - 0.24%
	Steelcase, Inc.	35,900	664,150

Oil & Gas - 3.31%
	Parker Drilling Co.*	281,800	2,970,172
	Tesoro Corp.+	71,400	4,080,510
	Vaalco Energy, Inc.*	457,900	2,211,657

			9,262,339

Oil & Gas Services - 2.89%
	Dril-Quip, Inc.*+	108,400	4,872,580
	Global Industries, Ltd.*	119,900	3,215,718

			8,088,298

Industry	Company	Shares	Value

Packaging & Containers - 1.25%
	AEP Industries, Inc.*	8,828	$397,348
	Greif, Inc.	52,200	3,111,642

			3,508,990

Pharmaceuticals - 0.77%
	Anika Therapeutics, Inc.*	67,800	1,029,882
	NBTY, Inc.*	26,100	1,127,520

			2,157,402

Retail - 8.80%
	Big Lots, Inc.*+	128,500	3,780,470
	Books-A-Million, Inc.	27,600	467,544
	Dress Barn, Inc.*+	224,000	4,596,480
	Ezcorp, Inc.*	396,000	5,243,040
	Jo-Ann Stores, Inc.*	11,300	321,259
	Men’s Wearhouse, Inc.+	93,800	4,790,366
	PC Connection, Inc.*	137,300	1,817,852
	Rush Enterprises, Inc., Class A*	130,000	2,823,600
	Systemax, Inc.	39,750	827,198

			24,667,809

Semiconductors - 5.94%
	Amkor Technology, Inc.*	760,700	11,981,025
	MKS Instruments, Inc.*	168,363	4,663,655

			16,644,680

Software - 0.23%
	Captaris, Inc.*	126,400	647,168

Telecommunications - 4.06%
	Anixter International, Inc.*	18,000	1,353,780
	Dobson Communications Corp.*	435,500	4,838,405
	Interdigital Communications Corp.*+	90,455	2,909,937
	RF Micro Devices, Inc.*+	355,800	2,220,192
	Tessco Technologies, Inc.*	2,900	56,318

			11,378,632

Toys/Games/Hobbies - 1.71%
	Hasbro, Inc.+	95,900	3,012,219
	Topps Company, Inc.	168,500	1,770,935

			4,783,154

Transportation - 4.44%
	Gulfmark Offshore, Inc.*	59,245	3,034,529
	HUB Group, Inc.*	107,400	3,776,184
	Kirby Corp.*	110,200	4,230,578
	Tidewater, Inc.+	20,000	1,417,600

			12,458,891

TOTAL COMMON STOCKS - 99.73%			279,426,229

(Cost $196,232,798)

www.Bridgeway.com	77

Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

MONEY MARKET MUTUAL FUNDS - 4.85%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund, Institutional Shares #21	5.21%	13,601,061	$13,601,061

TOTAL MONEY MARKET MUTUAL FUNDS			13,601,061

(Cost $13,601,061)

TOTAL INVESTMENTS - 104.58%			$293,027,290
(Cost $209,833,859)
Liabilities in Excess of Other Assets - (4.58)%			(12,850,764)

NET ASSETS - 100.00%			$280,176,526

*	Non Income Producing Security
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $67,741,100 at June 30, 2007

See Notes to Financial Statements.

78	Annual Report | June 30, 2007

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www.Bridgeway.com	79

Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Large-Cap Growth Fund Shareholder,

Large-Cap Growth Fund earned a positive return of 7.13% for the quarter ended June 30, 2007, beating its primary market benchmark, the Russell 1000 Growth Index, which returned 6.86%. The Fund also outperformed its peer benchmark, the Lipper Large-Cap Growth Index, which earned 6.57% during the three-month period. It was a good quarter.

For the fiscal year ended June 30, 2007, the Fund earned 16.98%, a favorable absolute return; though it underperformed the 19.04% return of the benchmark Russell 1000 Growth Index. The Large-Cap Growth Fund did gain a victory over its peer benchmark, the Lipper Large-Cap Growth Index, which earned 16.13% for the 12-month period, and we maintain a lead over both benchmarks during the period since inception.

The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the SEC. See below for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	Life-to-Date 10/31/03 to 6/30/07

Large-Cap Growth Fund	7.13%	16.98%	9.98%
Russell 1000 Growth Index	6.86%	19.04%	9.18%
Lipper Large-Cap Growth Index	6.57%	16.13%	8.60%

Performance figures quoted in the table above and graph below represent past performance and are no guarantee of future results. The table above and the graph below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, Large-Cap Growth Fund ranked 324th of 514 multi-cap growth funds for the twelve-month period ended June 30, 2007 and 267th of 389 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Large-Cap Growth Fund and Indexes from 10/31/03 (inception) to 6/30/07

80	Annual Report | June 30, 2007

Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our top performing stocks were represented by two primary sector groups: technology and energy. Four of the best performers were oil and gas-related companies and contributed almost a percent and a half to the overall performance. Three top stocks came from the technology sector and also contributed about roughly a percent and a half during the quarter.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	NVIDIA Corp	Semiconductors	43.5%
2	National Oilwell Varco Inc	Oil & Gas Services	32.8%
3	Apple Inc	Computers	31.4%
4	Baker Hughes Inc	Oil & Gas Services	27.2%
5	Diamond Offshore Drilling Inc	Oil & Gas	25.5%
6	Texas Instruments Inc	Semiconductors	25.0%
7	Harman International Industries Inc	Home Furnishings	24.6%
8	Express Scripts Inc	Pharmaceuticals	23.9%
9	Schlumberger Ltd	Oil & Gas Services	23.9%
10	Monsanto Co	Chemicals	22.9%

NVIDIA Corp. is a computer graphics chip manufacturer that provides processors for computers, electronics, and mobile devices. During the quarter, the company reported better than expected earnings on growing demand for its technologies. NVIDIA also transitioned into the HPC (high-performance computing) markets with the introduction of a new graphics processor. Analysts upwardly revised their targets for the company’s gross margin, and its stock price soared over 40% in the quarter. NVIDIA contributed 0.4% to the Fund’s performance.

Apple Inc., made headlines throughout the quarter with the launching of the much anticipated iPhone, its new multi-purpose mobile handset. The demand was expected to be significant, given the popularity of its iPod media player and the dramatic media campaign. Consumers flocked to Apple and AT&T stores over the June 29 weekend, and the company reported sales of over 525,000 units. In addition to the successful product launch, in April, the SEC reported that Apple will not be sanctioned for backdated stock options that were paid to executives. The share price climbed over 30% during the quarter and contributed 0.6% to the Fund’s overall return.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  On the other end of the spectrum, only three sectors were represented in our list of worst performers, with consumer-related businesses making up five of those companies. Higher food and gasoline costs prompted inflationary fears among consumers and curtailed their buying activity over the past quarter. Altogether, those five consumer-driven companies cost the Fund less than a half percentage point over the three month period. Additionally, none of the companies on the list lost more than 20% in the June quarter.

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Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	Cognizant Tech. Solutions Corp	Computers	-15.0%
2	Office Depot Inc	Retail	-13.8%
3	Network Appliance Inc	Computers	-13.4%
4	Bed Bath & Beyond Inc	Retail	-12.2%
5	Starbucks Corp	Retail	-11.6%
6	Sun Microsystems Inc	Computers	-8.2%
7	Staples Inc	Retail	-8.2%
8	Genentech Inc	Biotechnology	-7.9%
9	Kohl’s Corp	Retail	-7.3%
10	Estee Lauder Cos Inc	Cosmetics/Personal Care	-6.8%

Good old Starbucks Corp. (can you remember your first trip to Starbucks?) is starting to find out that it can only charge so much for a cup of grande, decaf, café caramel macchiato with room for milk. The company experienced profit margin pressures this quarter, prompting its CFO to warn about future earnings at a recent analyst conference. Of note, he discussed how rising daily costs could negatively impact their results for the remainder of the year. In late June, the stock price fell to a 20-month low, though our small holding only cost the Fund 0.09% in return for the quarter.

Moving outside of consumer-related sectors, Cognizant Technology Solutions Corporation was the worst quarterly performer for the Fund. The software development and consulting company had been the recipient of significant outsourcing projects over the years. In the most recent quarter, Cognizant reported a strong 60% gain in profits. However, the company also announced that profit margins are declining as it encounters higher wages and taxes, and deals with adverse currency movements. The share price fell 15% during the quarter.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  Our best performing stocks for the fiscal year demonstrated the diversity of our holdings as six of the eight major sectors were represented. Two companies on the list earned more than 100% during the past 12 months and contributed just under 3% to the overall performance of the Fund. Eight stocks returned over 50% for the quarter, while another six companies experienced greater than 40% returns.

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Apple Inc	Computers	113.1%
2	Precision Castparts Corp	Metal Fabricate/Hardware	103.1%
3	MEMC Electronic Materials Inc	Semiconductors	63.0%
4	Monsanto Co	Chemicals	60.5%
5	Coach Inc	Apparel	58.5%
6	Paccar Inc	Auto Manufacturers	58.5%
7	Franklin Resources Inc	Diversified Financial Svcs	52.6%
8	Schering-Plough Corp	Pharmaceuticals	50.1%
9	Vulcan Materials Co	Mining	49.2%
10	CB Richard Ellis Group Inc	Real Estate	46.6%

Apple’s Steven Jobs has proven over and over again that you can’t keep a good man (or company) down. The company simply keeps reinventing itself from its Mac to its iPod to its newly launched iPhone. Throughout the year, iPod remained enormously popular at leading retail stores as consumers made it the best selling audio player worldwide, and company earnings reflected this demand. Let’s see if the iPhone can maintain similar momentum. Apple’s stock price doubled during the 12-month period and contributed over a percent and a half to the performance of the Fund.

82	Annual Report | June 30, 2007

Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Precision Castparts Corp. was the Fund’s second best performer and also saw its stock price double during the period. This metals component manufacture for the aerospace, industrial, and automotive markets announced multiple acquisitions during the fiscal year. In May, the company reported record sales, income, and earnings per share for its most recent quarter and its fiscal year. Additionally, Standard and Poor’s announced that it is adding the company to its flagship S&P 500 Index, which brings additional demand from index funds and other investors. Precision Castparts added 1.4% to the Fund’s performance for the year.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Five of the eight major sectors were represented in the Fund’s poorest performer list for the fiscal year ended June 30, 2007, with two of the top three coming from consumer-driven businesses. Only two companies lost over 30% during the 12-month period. As a whole, the worst 10-performers cost the Fund less than three percent for the fiscal year.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Consol Energy Inc	Coal	-34.7%
2	Chico’s FAS Inc	Retail	-33.9%
3	Starbucks Corp	Retail	-26.6%
4	Expeditors Intl Washington Inc	Transportation	-26.3%
5	BJ Services Co	Oil & Gas Services	-24.7%
6	Peabody Energy Corp	Coal	-24.0%
7	Advanced Micro Devices Inc	Semiconductors	-22.9%
8	Broadcom Corp	Semiconductors	-20.4%
9	Amgen Inc	Biotechnology	-20.4%
10	Office Depot Inc	Retail	-20.3%

The margin woes for Starbucks Corporation were not just limited to the latest quarter. In November, the company offered guidance about flat margins and the share price declined immediately on that news. In January, those forecasts came to fruition as the company reported financial data that reflected higher rents, distribution costs, and wages. As mentioned above, the CFO’s recent comments about increased dairy costs added more insult to injury as the company’s share price fell to a 20-month low late in the quarter.

Biotech giant, Amgen Inc., was another poor performer and cost the Fund over 0.4% during the fiscal year ended June 30, 2007. During the year, a Medicare administrator announced that it would stop paying for a significant company product used in the treatment of anemia because of safety concerns. Amgen also ceased a clinical trial of another product designed to treat colon cancer. In May, the company learned that the Supreme Court would not hear its appeal over an adverse patent case ruling. As a result of the negative news, a few analysts downgraded the company during the past few months.

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Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Top Ten Holdings as of June 30, 2007

Two of the Fund’s five largest holdings as of June 30, 2007, Apple and Precision Castparts, were also among our best performers for the year and were highlighted in this report. Combined, these companies represented just over 4% of the Fund’s net assets and both saw their share prices double during the fiscal year. As a whole, our top ten holdings represented over 20% of net assets and offered significant diversification among industry sectors.

Rank	Description	Industry	Percent of Net Assets
1	Bristol-Myers Squibb Co	Pharmaceuticals	2.3%
2	Nordstrom Inc	Retail	2.3%
3	EMC Corp/Massachusetts	Computers	2.2%
4	Apple Inc	Computers	2.1%
5	Precision Castparts Corp	Metal Fabricate/Hardware	2.1%
6	Exxon Mobil Corp	Oil & Gas	2.1%
7	Schering-Plough Corp	Pharmaceuticals	2.0%
8	DIRECTV Group Inc/The	Media	2.0%
9	Cisco Systems Inc	Telecommunications	2.0%
10	Gilead Sciences Inc	Pharmaceuticals	1.9%

			21.0%

Industry Sector Representation as of June 30, 2007

Our significant underweighting in the financial sector helped our June quarter performance as many of these companies continued to be hindered by the ongoing challenges surrounding the subprime mortgage market. Likewise, the Fund was overweighted in the technology sector, an allocation that also positively contributed to our strong quarterly performance. Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% of S&P 500 Index	Difference
Basic Materials	1.4%	3.1%	-1.7%
Communications	13.1%	11.6%	1.5%
Consumer, Cyclical	10.2%	8.4%	1.8%
Consumer, Non-cyclical	23.3%	19.7%	3.6%
Energy	14.2%	10.7%	3.5%
Financial	11.6%	20.2%	-8.6%
Industrial	10.2%	11.9%	-1.7%
Technology	15.1%	10.9%	4.2%
Utilities	0.9%	3.5%	-2.6%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

84	Annual Report | June 30, 2007

Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

www.Bridgeway.com	85

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 99.15%
Advertising - 0.38%
	Omnicom Group, Inc.	10,000	$529,200

Aerospace/Defense - 1.09%
	L-3 Communications Holdings, Inc.+	2,000	194,780
	Rockwell Collins, Inc.	18,300	1,292,712

			1,487,492

Apparel - 1.62%
	Coach, Inc.*	35,320	1,673,815
	Polo Ralph Lauren Corp.	5,700	559,227

			2,233,042

Auto Manufacturers - 0.28%
	Paccar, Inc.+	4,500	391,680

Banks - 3.78%
	Bank of America Corp.+	23,700	1,158,693
	State Street Corp.	12,700	868,680
	Synovus Financial Corp.	31,000	951,700
	US Bancorp	68,200	2,247,190

			5,226,263

Beverages - 2.59%
	The Coca-Cola Co.	47,500	2,484,725
	PepsiCo., Inc.	16,900	1,095,965

			3,580,690

Biotechnology - 3.39%
	Amgen, Inc.*+	15,900	879,111
	Biogen Idec, Inc.*+	40,900	2,188,150
	Genentech, Inc.*	21,400	1,619,124

			4,686,385

Chemicals - 0.37%
	Monsanto Co.	7,600	513,304

Commercial Services - 0.66%
	Moody’s Corp.+	14,700	914,340

Computers - 6.64%
	Apple, Inc.*	24,300	2,965,572
	Cognizant Technology Solutions Corp.*	10,000	750,900
	EMC Corp./Massachusetts*	165,600	2,997,360
	NCR Corp.*	29,200	1,534,168
	Sun Microsystems, Inc.*	172,000	904,720

			9,152,720

Industry	Company	Shares	Value

Cosmetics/Personal Care - 1.68%
	Estee Lauder Cos., Inc.	26,500	$1,206,015
	Procter & Gamble Co.	18,232	1,115,616

			2,321,631

Diversified Financial Services - 6.57%
	The Charles Schwab Corp.	30,000	615,600
	CME Group, Inc.+	3,200	1,709,952
	E*Trade Financial Co.*+	43,000	949,870
	Franklin Resources, Inc.	19,800	2,622,906
	Intercontinental Exchange, Inc.*	1,000	147,850
	Merrill Lynch & Co., Inc.	20,107	1,680,543
	T. Rowe Price Group, Inc.+	25,900	1,343,951

			9,070,672

Electric - Utilities - 0.86%
	Allegheny Energy, Inc.*	22,900	1,184,846

Electronics - 1.07%
	Waters Corp.*	24,900	1,478,064

Healthcare - Products - 5.43%
	CR Bard, Inc.	1,800	148,734
	Johnson & Johnson	27,300	1,682,226
	Medtronic, Inc.+	4,400	228,184
	Stryker Corp.	38,800	2,447,892
	St. Jude Medical, Inc.*	35,900	1,489,491
	Zimmer Holdings, Inc.*	17,760	1,507,646

			7,504,173

Healthcare - Services - 0.95%
	UnitedHealth Group, Inc.	25,716	1,315,116

Home Furnishings - 0.54%
	Harman International Industries, Inc.	6,340	740,512

Internet - 4.75%
	Akamai Technologies, Inc.*	22,500	1,094,400
	Amazon.Com, Inc.*+	33,800	2,312,258
	eBay, Inc.*	72,100	2,320,178
	Google, Inc.*+	1,600	837,408

			6,564,244

Iron/Steel - 1.07%
	Allegheny Technologies, Inc.	14,100	1,478,808

Lodging - 0.12%
	MGM Mirage*+	2,000	164,960

86	Annual Report | June 30, 2007

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Construction & Mining - 1.05%
	Terex Corp.*	17,800	$1,447,140

Machinery - Diversified - 0.12%
	Rockwell Automation, Inc.+	2,400	166,656

Media - 2.82%
	Citadel Broadcasting Corp.	2,549	16,441
	DIRECTV Group, Inc.*+	118,800	2,745,468
	Walt Disney Co.	33,200	1,133,448

			3,895,357

Metal Fabricate/Hardware - 2.08%
	Precision Castparts Corp.	23,700	2,876,232

Miscellaneous Manufacturers - 2.78%
	Danaher Corp.	14,800	1,117,400
	Dover Corp.	15,700	803,055
	General Electric Co.	23,300	891,924
	Illinois Tool Works, Inc.+	19,000	1,029,610

			3,841,989

Oil & Gas - 6.61%
	ConocoPhillips	3,607	283,149
	Diamond Offshore Drilling, Inc.	11,600	1,178,096
	EOG Resources, Inc.+	21,100	1,541,566
	Exxon Mobil Corp.	33,800	2,835,144
	Noble Energy, Inc.	17,900	1,116,781
	XTO Energy, Inc.	36,266	2,179,587

			9,134,323

Oil & Gas Services - 6.79%
	Baker Hughes, Inc.+	22,700	1,909,751
	Cameron International Corp.*	20,900	1,493,723
	Grant Prideco, Inc.*	27,200	1,464,176
	National Oilwell Varco, Inc.*	15,200	1,584,448
	Smith International, Inc.	27,000	1,583,280
	Weatherford International, Ltd.*	24,400	1,347,856

			9,383,234

Pharmaceuticals - 8.38%
	Bristol-Myers Squibb Co.+	100,700	3,178,092
	Express Scripts, Inc.*	26,000	1,300,260
	Gilead Sciences, Inc.*	69,240	2,684,435
	Merck & Co., Inc.	28,400	1,414,320
	Pfizer, Inc.	7,200	184,104
	Schering-Plough Corp.	92,600	2,818,744

			11,579,955

Industry	Company	Shares	Value

Pipelines - 0.64%
	Questar Corp.	16,800	$887,880

Real Estate - 1.15%
	CB Richard Ellis Group, Inc.*	43,500	1,587,750

Retail - 6.64%
	Bed Bath & Beyond, Inc.*	13,000	467,870
	CVS Corp.	3,340	121,743
	Kohl’s Corp.*	10,000	710,300
	Nordstrom, Inc.	62,140	3,176,597
	Office Depot, Inc.*	42,400	1,284,720
	Staples, Inc.	25,890	614,370
	Tiffany & Co.	9,700	514,682
	Walgreen Co.	52,500	2,285,850

			9,176,132

Semiconductors - 4.23%
	Lam Research Corp.*+	10,000	514,000
	MEMC Electronic Materials, Inc.*	29,100	1,778,592
	Nvidia Corp.*+	38,800	1,602,828
	Texas Instruments, Inc.+	51,790	1,948,858

			5,844,278

Software - 4.09%
	BMC Software, Inc.*	5,000	151,500
	Oracle Corp.*	119,600	2,357,316
	Paychex, Inc.	50,400	1,971,648
	SEI Investments Co.	40,200	1,167,408

			5,647,872

Telecommunications - 5.07%
	AT&T, Inc.+	38,200	1,585,300
	Cisco Systems, Inc.*	96,900	2,698,665
	Corning, Inc.*	59,300	1,515,115
	Harris Corp.+	22,100	1,205,555

			7,004,635

Toys/Games/Hobbies - 0.92%
	Mattel, Inc.+	50,065	1,266,144

Transportation - 1.94%
	CH Robinson Worldwide, Inc.	22,200	1,165,944
	Expeditors International Washington, Inc.	23,200	958,160
	FedEx Corp.	5,000	554,850

			2,678,954

TOTAL COMMON STOCKS - 99.15%			136,956,673

(Cost $110,730,848)

www.Bridgeway.com	87

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

MONEY MARKET MUTUAL FUNDS - 3.52%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund, Institutional Shares #21	5.21%	4,873,316	4,873,316

TOTAL MONEY MARKET MUTUAL FUNDS - 3.52%			4,873,316

(Cost $4,873,316)

TOTAL INVESTMENTS - 102.67%			$141,829,989
(Cost $115,604,164)
Liabilities in Excess of Other Assets - (2.67)%			(3,692,416)

NET ASSETS - 100.00%			$138,137,573

*	Non Income Producing Security
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $18,681,361 at June 30, 2007

See Notes to Financial Statements.

88	Annual Report | June 30, 2007

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	89

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Large-Cap Value Fund Shareholder,

Our Fund earned a positive return of 4.92% for the quarter ended June 30, 2007, virtually identical to its primary market benchmark, the Russell 1000 Value Index, which returned 4.93%. Both the Fund and its benchmark underperformed the peer index, the Lipper Large-Cap Value Index, which earned 6.47% during the three-month period. Although a fair absolute return, it was a mediocre to poor quarter overall.

For the fiscal year ended June 30, 2007, the Fund earned 19.57%, again, a very favorable absolute return; even though it underperformed the 21.87% return of the benchmark Russell 1000 Value Index and its peer benchmark, the Lipper Large-Cap Value Index, which earned 21.46% for the 12-month period. Under many circumstances, investors would be “dancing in the streets” when earning an annual absolute return close to 20% (which is roughly twice the long-term annual return of large domestic stocks overall). However, our investment objective focuses on returns relative to the market, so by our way of thinking, fiscal 2007 was sub-par.

The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the SEC. See the next page for a graph of performance since inception.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	Life-to-Date 10/31/03 to 6/30/07

Large-Cap Value Fund	4.92%	19.57%	16.60%
Russell 1000 Value Index	4.93%	21.87%	16.37%
Lipper Large-Cap Value Index	6.47%	21.46%	14.12%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, Large-Cap Value Fund ranked 262nd of 424 multi-cap value funds for the twelve-month period ended June 30, 2007 and 56th of 296 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

90	Annual Report | June 30, 2007

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Growth of $10,000 Invested in Large-Cap Value Fund and Indexes from 10/31/03 (inception) to 6/30/07

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Two of the top three performing stocks within the Fund came from the mining sector, with a third related company ranking number seven on the list.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	Southern Copper Corp	Mining	31.5%
2	Expedia Inc	Internet	26.4%
3	Freeport-McMoRan Copper & Gold Inc	Mining	25.1%
4	Textron Inc	Misc Manufacturing	22.6%
5	Honeywell International Inc	Misc Manufacturing	22.2%
6	Marathon Oil Corp	Oil & Gas	21.3%
7	Alcoa Inc	Mining	19.6%
8	RR Donnelley & Sons Co	Commercial Services	18.9%
9	ConocoPhillips	Oil & Gas	14.9%
10	Valero Energy Corp	Oil & Gas	14.5%

Alcoa, Inc. is one of our mining industry holdings that engages in the sale of aluminum and aluminum-related products. During the quarter, the company was involved in acquisition talks on two fronts. First of all, Alcoa made a hostile takeover bid for Alcan Inc., a Canadian aluminum company that had been reluctant to merge in the past. Late in the quarter, rumors circulated that an Australian firm was interested in buying Alcoa in a $40 billion transaction. Alcoa’s share price climbed to a six-year high on the news. For the quarter, the stock contributed almost a half percent to the Fund’s return.

Expedia is a popular online travel company that operates under such brands as expedia.com, hotels.com, and hotwire.com. Late in the quarter, management announced plans to buyback over 40% of its outstanding common stock, leading to speculation that the company was going private. Though the company has denied these rumors, its share price soared to a 52-week high on the buyback announcement and gained over 25% for the quarter.

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Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Six of the 8 major industry sectors were represented in the list of ten worst performers for the quarter, revealing that no one industry was primarily responsible for the losses in the Fund. No single holding lost more than 15% for the quarter. As a whole, the bottom ten performing stocks cost the Fund less that 1% in performance.

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	Forest Laboratories Inc	Pharmaceuticals	-13.1%
2	JC Penney Co Inc	Retail	-11.9%
3	Nucor Corp	Iron/Steel	-10.0%
4	Duke Energy Corp	Electric	-9.7%
5	Keycorp	Banks	-8.4%
6	Mattel Inc	Toys/Games/Hobbies	-8.3%
7	IAC/InterActiveCorp	Internet	-7.9%
8	American Electric Power Co Inc	Electric	-7.6%
9	Safeway Inc	Food	-6.8%
10	Southern Co	Electric	-6.4%

Drug maker Forest Laboratories Inc. was the worst performing holding during the June quarter. In April, the company reported a larger than expected loss, primarily the result of costs surrounding a recent acquisition. Later in the quarter, the company announced that a previously promising stroke treatment drug did not improve patient outcomes during its late-stage clinical trial period. The stock fell about 13% in the quarter.

J.C. Penney Corporation, the well-known department store and catalogue merchandiser, struggled this past quarter as many consumers began tightening their budget as rising gasoline prices raised new inflationary flags. The company announced lower than expected April sales numbers, and then followed up with similarly poor results for May as well. Always the optimists, management believes that the recent sales trend will reverse itself as those back-to school shoppers reemerge during the summer. Maybe, but for the quarter, the stock fell almost 12%.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  As was the case for the quarter, mining stocks were the Fund’s best performers of the year. Still, six different sectors were represented on this rather diverse top ten list, revealing that the overall performance was not overly dependent on any one or two stocks or industries. Each of the 10 top performing stocks returned over 35% during the fiscal year ended June 30, 2007.

These are the ten best performers for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Freeport-McMoRan Copper & Gold Inc	Mining	172.9%
2	Southern Copper Corp	Mining	77.2%
3	Expedia Inc	Internet	65.1%
4	Cigna Corp	Insurance	59.0%
5	AT&T Inc	Telecommunications	49.8%
6	Goldman Sachs Group Inc	Diversified Financial Svcs	44.1%
7	Marathon Oil Corp	Oil & Gas	44.0%
8	Hewlett-Packard Co	Computers	40.9%
9	Honeywell International Inc	Misc. Manufacturing	39.7%
10	Exxon Mobil Corp	Oil & Gas	36.7%

92	Annual Report | June 30, 2007

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Freeport-McMoRan engages in the exploration and production of copper, gold, and silver. During the year, the company completed its acquisition of Phelps Dodge Corporation and became the largest publicly traded copper company. A few weeks later, the company reported combined earnings that surpassed Wall Street expectations. With copper prices remaining at very high levels, the company is reaping the rewards from the merger faster than anticipated and recently announced that it may be able to pay off the new debt (to finance the deal) by the end of the year.

Investment giant Goldman Sachs Group, Inc. enjoyed a successful year and reaped the benefits of the global buyout boom that has dominated the markets. As an elite private equity investor, Goldman Sachs raised significant assets from institutional and high net worth investors interested in participating in these potential transactions. In June, the company announced higher than expected earnings on record investment banking fees. Even more impressive, the company has weathered the subprime mortgage storm better than many of its investment firm counterparts (thus far). The holding contributed somewhat less than 1% to the Fund’s performance.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  Industrial stocks were plentiful on the list of the poorest ten performers for the year. All told, five holdings came from related industries. Still, these cost the Fund less than one 0.8% in combined negative performance. Most of these losses came in the first quarter of the fiscal year (September 2006 quarter-end), but unfortunately we are again reminded of them here in this report.

These are the ten stocks that performed the worst for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Tesoro Corp	Oil & Gas	-26.7%
2	Eagle Materials Inc	Building Materials	-24.3%
3	Norfolk Southern Corp	Transportation	-22.3%
4	Tronox Inc CL B	Chemicals	-20.3%
5	Costco Wholesale Corp	Retail	-17.9%
6	CSX Corp	Transportation	-14.7%
7	Juniper Networks Inc	Telecommunications	-14.6%
8	Forest Laboratories Inc	Pharmaceuticals	-13.9%
9	Union Pacific Corp	Transportation	-12.8%
10	Black and Decker Corp	Hand/Machine Tools	-12.6%

The “choo choos” did not do us proud this fiscal year as three of our most significant losses were railroad companies: Norfolk Southern Corp., CSX Corp., and Union Pacific Corp. In the September 2006 quarter, these companies fell victim to rising gasoline costs and higher accident claims. They saw their valuations come under pressure as analysts grew uncomfortable with the transportation industry and their ability to maintain pricing should fuel costs rise even further.

In addition to being our worst performer of the recent June quarter, Forest Laboratories Inc. had the misfortune of making our bottom ten list of the fiscal year. In February, the company ended its joint efforts with another drug maker to develop an antibiotic that was in late-stage clinical trials. The decision came after the FDA indicated it would not approve certain adult applications. Several major brokers downgraded Forest after this announcement, claiming that the company was far too reliant on two primary products and had few others in its pipeline beyond early stage development.

www.Bridgeway.com	93

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Top Ten Holdings as of June 30, 2007

The three largest holdings as of June 30, 2007, AT&T, Hewlett-Packard and Goldman Sachs, were also among our best performers for the year. Combined, these companies represented just over 9% of the Fund’s net asset. As a whole, our top 10 holdings represented over 26% of net assets and offered significant diversification among industry sectors.

Rank	Description	Industry	% of Net Assets
1	AT&T Inc	Telecommunications	3.2%
2	Hewlett-Packard Co	Computers	3.1%
3	Goldman Sachs Group Inc/The	Diversified Financial Svcs	3.0%
4	Morgan Stanley	Diversified Financial Svcs	2.8%
5	Bristol-Myers Squibb Co	Pharmaceuticals	2.6%
6	Verizon Communications Inc	Telecommunications	2.5%
7	Alcoa Inc	Mining	2.5%
8	MetLife Inc	Insurance	2.3%
9	Qwest Communications Intl Inc	Telecommunications	2.3%
10	American International Group Inc	Insurance	2.3%

			26.6%

Industry Sector Representation as of June 30, 2007

Our significant overweighting in the financial sector hindered our June quarter performance as many of these companies suffered through ongoing challenges surrounding the subprime mortgage market. On the other hand, the Fund was underweighted the consumer sectors, an allocation that helped us as activity was curtailed because of recent inflationary fears due to rising energy costs. Here’s the full story on sector allocation as of June 30, 2007:

	% of Stocks	% of S&P 500 Index	Difference
Basic Materials	9.3%	3.1%	6.2%
Communications	11.8%	11.6%	0.2%
Consumer, Cyclical	4.9%	8.4%	-3.5%
Consumer, Non-cyclical	9.7%	19.7%	-10.0%
Energy	10.2%	10.7%	-0.5%
Financial	34.4%	20.2%	14.2%
Industrial	10.0%	11.9%	-1.9%
Technology	7.3%	10.9%	-3.6%
Utilities	2.4%	3.5%	-1.1%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

94	Annual Report | June 30, 2007

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

John Montgomery

www.Bridgeway.com	95

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 99.07%
Aerospace/Defense - 3.25%
	Lockheed Martin Corp.	18,300	$1,722,579
	Raytheon Co.	20,000	1,077,800

			2,800,379

	Banks - 2.56%
	Bank of America Corp.+	17,808	870,633
	Keycorp	13,000	446,290
	US Bancorp	27,000	889,650

			2,206,573

	Chemicals - 2.21%
	EI Du Pont de Nemours & Co.+	37,500	1,906,500

	Commercial Services - 1.51%
	RR Donnelley & Sons Co.	30,000	1,305,300

	Computers - 5.50%
	Electronic Data Systems Corp.	35,000	970,550
	Hewlett-Packard Co.	60,000	2,677,200
	NCR Corp.*	20,700	1,087,578

			4,735,328

	Diversified Financial Services - 13.78%
	The Bear Stearns Cos., Inc.	4,534	634,760
	Citigroup, Inc.	13,240	679,080
	E*Trade Financial Corp.*+	39,600	874,764
	Goldman Sachs Group, Inc.+	11,800	2,557,650
	JPMorgan Chase & Co.	38,950	1,887,128
	Lehman Brothers Holdings, Inc.	21,140	1,575,353
	Merrill Lynch & Co., Inc.	14,600	1,220,268
	Morgan Stanley	29,060	2,437,553

			11,866,556

	Electric - Utilities - 2.41%
	American Electric Power Co., Inc.	24,000	1,080,960
	Duke Energy Corp.	26,100	477,630
	The Southern Co.+	15,050	516,065

			2,074,655

	Electronics - 2.30%
	Agilent Technologies, Inc.*	31,000	1,191,640
	Avnet, Inc.*	20,000	792,800

			1,984,440

Industry	Company	Shares	Value

	Food - 0.45%
	Safeway, Inc.	11,500	$391,345

	Forest Products & Paper - 1.07%
	International Paper Co.+	23,600	921,580

	Healthcare - Services - 1.30%
	Aetna, Inc.+	22,600	1,116,440

	Insurance - 17.44%
	AON Corp.	5,000	213,050
	Allstate Corp.	26,700	1,642,317
	American International Group, Inc.	28,000	1,960,840
	Berkshire Hathaway, Inc.*	510	1,838,550
	Chubb Corp.	25,100	1,358,914
	Cigna Corp.	21,000	1,096,620
	CNA Financial Corp.	29,700	1,416,393
	Hartford Financial Services Group, Inc.	17,200	1,694,372
	Metlife, Inc.	31,100	2,005,328
	Prudential Financial, Inc.	15,000	1,458,450
	Safeco Corp.	5,264	327,737

			15,012,571

	Internet - 0.68%
	Expedia, Inc.*	20,000	585,800

	Iron/Steel - 1.61%
	Nucor Corp.	23,600	1,384,140

	Media - 2.36%
	Time Warner, Inc.+	20,400	429,216
	Walt Disney Co.	46,900	1,601,166

			2,030,382

	Mining - 4.35%
	Alcoa, Inc.	52,800	2,139,984
	Freeport-McMoRan Copper & Gold, Inc.	4,556	377,328
	Southern Copper Corp.+	13,000	1,225,380

			3,742,692

	Miscellaneous Manufacturers - 2.95%
	Honeywell International, Inc.+	20,000	1,125,600
	Parker Hannifin Corp.	3,500	342,685
	Textron, Inc.	9,700	1,068,067

			2,536,352

96	Annual Report | June 30, 2007

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
	Office & Business Equipment - 1.45%
	Xerox Corp.*	67,600	$1,249,248

	Oil & Gas - 9.62%
	Chesapeake Energy Corp.+	22,000	761,200
	Chevron Corp.	18,514	1,559,619
	ConocoPhillips	21,600	1,695,600
	Exxon Mobil Corp.	21,600	1,811,808
	Marathon Oil Corp.	21,200	1,271,152
	Valero Energy Corp.	16,000	1,181,760

			8,281,139

	Pharmaceuticals - 6.29%
	Bristol-Myers Squibb Co.+	70,000	2,209,200
	Express Scripts, Inc.*	10,000	500,100
	Medco Health Solutions, Inc.*	15,000	1,169,850
	Pfizer, Inc.	60,000	1,534,200

			5,413,350

	Pipelines - 0.48%
	Spectra Energy Corp.	16,050	416,658

	Retail - 3.94%
	CVS Corp.	11,480	418,446
	JC Penney Co., Inc.	14,300	1,035,034
	Office Depot, Inc.*	3,000	90,900
	Target Corp.+	29,000	1,844,400

			3,388,780

	Savings & Loans - 0.30%
	Washington Mutual, Inc.+	6,100	260,104

	Semiconductors - 0.32%
	Kla-Tencor Corp.	5,000	274,750

	Telecommunications - 8.69%
	AT&T, Inc.	65,292	2,709,618
	Citadel Broadcasting Corp.	3,601	23,225
	Corning, Inc.*	22,600	577,430
	Qwest Communications International, Inc.*+	204,600	1,984,620
	Verizon Communications, Inc.	53,030	2,183,245

			7,478,138

	Toys/Games/Hobbies - 0.88%
	Mattel, Inc.+	30,000	758,700

Industry	Company	Shares	Value

Transportation - 1.37%
	Burlington Northern Santa Fe Corp.	3,000	$255,420
	FedEx Corp.	8,300	921,051

			1,176,471

TOTAL COMMON STOCKS - 99.07%			85,298,371

(Cost $65,571,779)

TOTAL INVESTMENTS - 99.07%			$85,298,371
(Cost $65,571,779)
Other Assets in Excess of Liabilities - 0.93%			796,805

NET ASSETS - 100.00%			$86,095,176

*	Non Income Producing Security
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $17,814,637 at June 30, 2007

See Notes to Financial Statements.

www.Bridgeway.com	97

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

June 30, 2007

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the six months ending June 30, 2007, our Fund was up 5.71%, compared with a 6.96% increase of our primary benchmark, the S&P 500 Index, and a 7.33% increase for our peer group, the Lipper Large-Cap Core Funds Index. While our ultra-large stocks showed some promising signs of life in the most recent quarter, we underperformed our own proprietary index, Bridgeway Ultra-Large 35 Index, by slightly more than the amount of our expense ratio during the six-month period. It was a good period on an absolute basis, but poor on a relative basis.

For the full fiscal year our Fund was up a strong 19.81%, compared to 20.58% for the S&P 500 Index and 19.12% for the Lipper Large-Cap Core Funds Index. These competing benchmarks benefited from some representation in the mid-cap range of the market, which had the strongest returns among small, medium, and large size companies. For the full fiscal year period, we slightly outperformed our own Ultra-Large 35 Index.

The table below presents our six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Since inception (see the right-hand column in the table below), we trail our own proprietary index, Bridgeway Ultra-Large 35 Index, by slightly less than the amount of our expense ratio – a favorable result. There is more quarterly and annual variation between these numbers than many large-cap index funds, however, as we take a bit more “leeway” in bringing our Fund continually back into line with the composition of the Ultra-Large 35 Index. Most remarkable among these numbers is the fact that we continue to lead the S&P 500 Index on an inception-to-date basis, in spite of this being a strongly mid- and small-cap dominated era. I look forward to seeing what our Fund can do in an environment more favorable to ultra-large companies. A graph of quarterly performance since inception appears at the top of the following page.

	6 Months 1/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 to 6/30/07	Life-to-Date 7/31/97 to 6/30/07

Blue Chip 35 Index Fund	5.71%	19.81%	8.99%	6.64%
S&P 500 Index	6.96%	20.58%	10.71%	6.36%
Bridgeway Ultra-Large 35 Index	5.91%	19.57%	9.14%	6.77%
Lipper Large-Cap Core Funds Index	7.33%	19.12%	9.34%	5.52%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2007, our Fund ranked 340th of 806 large-cap core funds for the twelve months ended June 30, 2007, 288th of 556 such funds for the last five years and 51st of 268 such funds since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

98	Annual Report | June 30, 2007

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Growth of $10,000 Invested in Blue Chip 35 Index Fund and Indexes from 7/31/97 (inception) to 6/30/07

Living (Ultra) Large, for a Change

The Short Version:  Finally, a return to the “land of the giants” as many investment analysts had been anticipating for quite some time.

For years, financial advisors have been preaching the perceived safety of the largest market leaders, particularly coming out of the bearish post-dot.com era. Instead, smaller companies continued to outperform their large-cap (and ultra-large cap) counterparts. Over the past 12-months, the largest decile companies finally rewarded investors for their patience, and experienced returns in the 20% range. While the smallest company indexes underperformed during the fiscal year, absolute returns in excess of 15% may be considered quite favorable in any market environment.

The chart below depicts the returns data from Center for Research in Security Prices (“CRSP”), which ranks companies by market size. Over the past fiscal year, an allocation shift to larger-cap stocks appears evident, though the ultra-large companies have lagged the mid-cap range of returns in the last quarter and especially in the most recent six month period. Looking at the period since inception of our Fund (right-hand column below), it is noteworthy to keep in mind that the design of our proprietary index seeks to give 1st decile like stability (short-term risk), with returns slightly ahead of this same 1st decile. Indeed, comparing the 6.6% return of our Fund (table on page 98) with the 5.4% return of the CRSP 1 decile below, we have achieved our return goal over the first decade of Fund operations – in spite of being in an environment very unfriendly to our Fund.

Company Size According to the CRSP Cap-Based Portfolio Indexes[1]	June Qtr.	6 Months	1 Year	5 Year	7/31/97 to 6/30/07
1 (ultra-large)	6.1%	5.9%	20.0%	9.3%	5.4%
2	5.7%	10.0%	21.9%	15.9%	9.7%
3	6.8%	10.9%	21.9%	16.0%	10.1%
4	6.5%	12.6%	21.4%	16.2%	10.1%
5	8.0%	16.5%	26.8%	17.2%	9.2%
6	6.9%	10.7%	20.5%	15.8%	10.3%
7	5.0%	7.6%	16.1%	15.9%	9.8%
8	4.3%	5.7%	18.0%	16.7%	12.7%
9	4.2%	5.9%	17.1%	15.6%	12.2%
10 (ultra-small)	3.7%	5.4%	15.6%	23.3%	15.4%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.Bridgeway.com	99

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Fiscal Year Performance

The Short Version:  While one year surely doesn’t make a trend (especially for folks who preach long-term investing), the Fund’s performance over the last 12-months was greeted with “cautious” enthusiasm.

Techs were back in fashion in fiscal 2007 as four of the Fund’s top 10 performers (TI, IBM, Oracle, and Intel) came from related industries. From a nostalgic standpoint, it’s kind of nice to see some of those old staples reemerge as market performance leaders again.

Total Return for Blue Chip 35 Index Fund Stocks for the Fiscal Year Ended June 30, 2007:

Rank	Company	Industry	% Change
1	AT&T Inc	Telecommunications	36.0%
2	Chevron Corp	Oil & Gas	26.8%
3	Cisco Systems Inc	Telecommunications	26.4%
4	Texas Instruments Inc	Semiconductors	24.2%
5	Exxon Mobil Corp	Oil & Gas	22.7%
6	Merck & Co Inc	Pharmaceuticals	22.4%
7	International Business Machines Corp	Computers	22.0%
8	Verizon Communications Inc.	Telecommunications	22.0%
9	Oracle Corp	Software	21.3%
10	Intel Corp	Semiconductors	19.3%
11	ConocoPhillips	Oil & Gas	18.6%
12	Google Inc	Internet	16.9%
13	Applied Materials Inc	Semiconductors	15.6%
14	Coca-Cola Co/The	Beverages	15.3%
15	Dell Inc	Computers	13.7%
16	Microsoft Corp	Software	12.9%
17	Time Warner Inc	Media	12.0%
18	General Electric Co	Miscellaneous Manufacturing	10.7%
19	JPMorgan Chase & Co	Diversified Financial Svcs	10.5%
20	American International Group Inc	Insurance	9.9%
21	3M Co	Miscellaneous Manufacturing	9.6%
22	United Technologies Corp	Aerospace/Defense	9.5%
23	Berkshire Hathaway Inc	Insurance	9.4%
24	Home Depot Inc	Retail	6.6%
25	PepsiCo Inc	Beverages	4.1%
26	Citigroup Inc	Diversified Financial Svcs	2.7%
27	Procter & Gamble Co	Cosmetics/Personal Care	2.6%
28	Pfizer Inc	Pharmaceuticals	2.2%
29	Eli Lilly & Co	Pharmaceuticals	2.0%
30	Wells Fargo & Co	Banks	1.3%
31	Wal-Mart Stores Inc	Retail	-0.6%
32	Bank of America Corp	Banks	-0.7%
33	Johnson & Johnson	Healthcare-Products	-1.4%
34	Genentech Inc	Biotechnology	-5.1%
35	Wachovia Corp	Banks	-5.3%
36	United Parcel Service Inc	Transportation	-5.8%

100	Annual Report | June 30, 2007

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

Sector Representation as of June 30, 2007

Last year, the Fund was hurt by an overweighting in technology (relative to the S&P 500). The tide turned this year, and our proprietary Index’s allocation to that sector rewarded our shareholders. The following table presents the percentage of our Fund’s stocks by sector of the economy relative to that of our primary market benchmark.

	% of Stocks	S&P 500 Index	Difference
Basic Materials	0.0%	3.1%	-3.1%
Communications	14.1%	11.6%	2.5%
Consumer, Cyclical	5.5%	8.4%	-2.9%
Consumer, Non-cyclical	21.6%	19.7%	1.9%
Energy	8.4%	10.7%	-2.3%
Financial	18.9%	20.2%	-1.3%
Industrial	11.3%	11.9%	-0.6%
Technology	20.2%	10.9%	9.3%
Utilities	0.0%	3.5%	-3.5%
Diversified	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	101

Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 99.05%
Aerospace/Defense - 2.71%
	United Technologies Corp.	37,800	$2,681,154

Banks - 8.02%
	Bank of America Corp.+	54,458	2,662,452
	Wachovia Corp.+	51,535	2,641,169
	Wells Fargo & Co.	75,145	2,642,850

			7,946,471

Beverages - 5.33%
	The Coca-Cola Co.	50,737	2,654,052
	PepsiCo., Inc.	40,580	2,631,613

			5,285,665

Biotechnology - 2.83%
	Genentech, Inc.*	37,035	2,802,068

Computers - 5.86%
	Dell, Inc.*	104,419	2,981,162
	International Business Machines Corp.+	26,847	2,825,647

			5,806,809

Cosmetics/Personal Care - 2.65%
	Procter & Gamble Co.	43,016	2,632,149

Diversified Financial Services - 5.36%
	Citigroup, Inc.	51,979	2,666,003
	JPMorgan Chase & Co.	54,545	2,642,705

			5,308,708

Healthcare - Products - 2.69%
	Johnson & Johnson	43,187	2,661,183

Insurance - 5.35%
	American International Group, Inc.	36,841	2,579,975
	Berkshire Hathaway, Inc.*	755	2,721,775

			5,301,750

Internet - 2.88%
	Google, Inc.*+	5,445	2,849,804

Media - 2.76%
	Idearc, Inc.‡	2,211	78,115
	Time Warner, Inc.+	126,130	2,653,775

			2,731,890

Miscellaneous Manufacturers - 5.56%
	3M Co.+	32,228	2,797,068
	General Electric Co.	70,943	2,715,698

			5,512,766

Industry	Company	Shares	Value

Oil & Gas - 8.31%
	Chevron Corp.	32,310	$2,721,794
	ConocoPhillips	35,265	2,768,303
	Exxon Mobil Corp.	32,727	2,745,141

			8,235,238

Pharmaceuticals - 7.93%
	Eli Lilly & Co.	43,680	2,440,838
	Merck & Co., Inc.	55,700	2,773,860
	Pfizer, Inc.	103,354	2,642,762

			7,857,460

Retail - 5.43%
	Home Depot, Inc.	67,040	2,638,024
	Wal-Mart Stores, Inc.	57,119	2,747,995

			5,386,019

Semiconductors - 8.53%
	Applied Materials, Inc.+	137,515	2,732,423
	Intel Corp.	120,073	2,852,934
	Texas Instruments, Inc.+	76,280	2,870,416

			8,455,773

Software - 5.61%
	Microsoft Corp.	91,460	2,695,326
	Oracle Corp.*	145,168	2,861,261

			5,556,587

Telecommunications - 8.33%
	AT&T, Inc.+	69,075	2,866,613
	Cisco Systems, Inc.*	96,904	2,698,776
	Verizon Communications, Inc.	65,239	2,685,890

			8,251,279

Transportation - 2.91%
	United Parcel Service, Inc.+	39,493	2,882,989

TOTAL COMMON STOCKS - 99.05%			98,145,762

(Cost $83,030,804)

MONEY MARKET MUTUAL FUNDS - 1.90%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund Institutional Shares #21 (Cost $1,880,422)	5.21%	1,880,422	1,880,422

TOTAL MONEY MARKET MUTUAL FUNDS			1,880,422

(Cost $1,880,422)

102	Annual Report | June 30, 2007

Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

TOTAL INVESTMENTS - 100.95%			$100,026,184
(Cost $84,911,226)
Liabilities in Excess of Other Assets - (0.95)%			(943,885)

NET ASSETS - 100.00%			$99,082,299

*	Non Income Producing Security
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $20,211,212 at June 30, 2007
‡	This security is a spin off from Verizon Communications, Inc. The Fund will hold the security for a limited time.

See Notes to Financial Statements.

www.Bridgeway.com	103

Bridgeway Balanced Fund

MANAGER’S COMMENTARY

Dear Fellow Balanced Fund Shareholder:

Our Fund was up 1.97% in the June quarter compared to a 0.72% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 4.10% return for the Lipper Balanced Fund Index and a 3.02% return for the Balanced Benchmark. It was a poor to mediocre quarter and I especially do not like to under perform versus the Balanced Benchmark.

Our Fund was up 5.87% for the fiscal year ended June 30, 2007 compared to a 5.09% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 15.39% return for the Lipper Balanced Fund Index and an 11.18% return for the Balanced Benchmark. The Fund significantly underperformed the equity-only S&P 500 Index, which returned 20.58% for the 12-month period.

Bear in mind, the Balanced Fund has some characteristics of a hybrid total-return fund, which is comprised of stocks and bonds and also incorporates some options on stocks. (See Asset Allocation on the next page.) Based on our investment objective and the models we have developed, the Fund is designed to be more conservative than traditional balanced funds and should incur less short-term volatility (risk.) As such, the Fund will often under-perform its benchmarks during periods of strong equity market conditions as were experienced during the fiscal year. Even though we may have such expectations, we are not pleased with the overall performance this fiscal year on a relative basis to the benchmarks.

The table below presents our June quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears at the top of the following page.

	June Qtr. 4/1/07 to 6/30/07	1 Year 7/1/06 to 6/30/07	5 Year 7/1/02 to 6/30/07	Life-to-Date 7/1/01 to 6/30/07

Balanced Portfolio	1.97%	5.87%	7.25%	5.87%
Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index	0.72%	5.09%	2.74%	3.39%
Lipper Balanced Funds Index	4.10%	15.39%	9.05%	6.09%
S&P 500 Index	6.28%	20.58%	10.71%	5.31%
Balanced Benchmark	3.02%	11.18%	5.71%	4.18%

Performance figures quoted in the table above and graph on the next page represent past performance and are no guarantee of future results. The table above and graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

According to data from Lipper, Inc., the Balanced Fund ranked 432nd of 432 Mixed-Asset Moderate funds for the fiscal year ended June 30, 2007, 186th of 218 for the past five years and 106th of 196 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar, the Balanced Fund ranked 438th of 569 Conservative Allocation funds for the fiscal year ended June 30, 2007 and 50th out of 202 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns. This is a first for us but not one I wish to repeat, dead last is not a place you like to be! There are some reasons for this as I mentioned earlier given the dramatic rise in the S&P 500 Index. In addition these Mixed-Asset Moderate Funds typically have more risk than our fund but having said that we were still in the bottom quarter versus the Morningstar Conservative Allocation Funds.

104	Annual Report | June 30, 2007

Bridgeway Balanced Fund

MANAGER’S COMMENTARY (continued)

Growth of $10,000 Invested in Balance Fund and Indexes from 7/1/01 (inception) to 6/30/07

Asset Allocation Strategy—Review

The Fund’s objective is to provide our shareholders with a high current total return accompanied by short-term volatility less than or equal to 40% of the stock market as measured by the S&P 500 Index. We strive to return long-term equity-like returns with a level of risk more in line with the long-term fixed income returns. Over the long haul, we have accomplished this goal, and have even beaten the S&P 500 Index since inception (5.87% vs. 5.31% average annual returns), while incurring less portfolio risk.

While the exact allocation may vary slightly at any given time, the Fund is structured to invest 45% of its assets in a basket of stocks that approximates the S&P 500 Index, 25% of its assets in conservative fixed income securities (primarily short-term Treasury bills and notes), and the remaining 30% of assets divided between growth and value-oriented stocks as determined through our models. We incorporate an option-writing strategy that has been developed to reduce the risk of the overall Fund, while bringing in some premium income. Additionally, the fund may purchase puts and or sell financial futures with the intent to dampen risk (rather than add to returns.)

We make every attempt to keep Fund costs low, and always manage with an eye toward tax-efficiency, without adding any negative consequences for those qualified investors (within IRAs or other retirement plans) who may not have current tax issues.

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Various industries were represented within the quarter’s top performer list, though the recent surge among technology companies was certainly apparent.

These are the ten best-performing stocks for the June quarter:

Rank	Description	Industry	% Gain
1	NVIDIA Corp	Semiconductors	43.2%
2	Cummins Inc	Machinery-Diversified	42.0%
3	SLM Corp	Diversified Finan Serv	40.8%
4	Apple Inc	Computers	31.4%
5	Whirlpool Corp	Home Furnishings	31.0%
6	Ciena Corp	Telecommunications	29.3%
7	Cooper Industries Ltd	Miscellaneous Manufactur	26.9%
8	Texas Instruments Inc	Semiconductors	25.0%
9	Fluor Corp	Engineering & Construction	24.1%
10	Express Scripts Inc	Pharmaceuticals	23.9%

www.Bridgeway.com	105

Bridgeway Balanced Fund

MANAGER’S COMMENTARY (continued)

NVIDIA Corp. is a computer graphics chip manufacturer that provides processors for computers, electronics, and mobile devices. During the quarter, the company reported better than expected earnings on growing demand for its technologies. NVIDIA also transitioned into the HPC (high-performance computing) markets with the introduction of a new graphics processor. Analysts upwardly revised their targets for the company’s gross margin and its stock price soared over 40% in the quarter.

Apple Inc., made headlines throughout the quarter with the launching of the much anticipated iPhone, its new multi-purpose mobile handset. The demand was expected to be significant, given the popularity of its iPod media player and the dramatic media campaign. Consumers flocked to Apple and AT&T stores over the June 29 weekend, and the company reported sales of over 525,000 units. In addition to the successful product launch, in April, the SEC reported that Apple will not be sanctioned for backdated stock options that were paid to executives. The share price climbed over 30% during the quarter.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Consumers grew concerned about the negative effects of the struggling housing markets as well as rising oil prices and the impact on their pocketbooks. On that note, retailers suffered during the June quarter, and five-related companies appeared among our worst performers.

These are the ten worst-performing stocks for the June quarter:

Rank	Description	Industry	% Loss
1	OfficeMax Inc	Retail	-25.5%
2	Network Appliance Inc	Computers	-20.1%
3	Brush Engineered Materials Inc	Mining	-18.4%
4	Starbucks Corp	Retail	-16.3%
5	Circuit City Stores Inc	Retail	-16.0%
6	Lexmark International Inc	Computers	-15.6%
7	Office Depot Inc	Retail	-13.8%
8	Yahoo! Inc	Internet	-12.2%
9	JC Penney Co Inc	Retail	-11.9%
10	Marriott International Inc	Lodging	-11.7%

Good old Starbucks Corp. is starting to find out that it can only charge so much for a cup of grande, decaf, café caramel macchiato with room for milk. The company experienced profit margin pressures this quarter, prompting its CFO to warn about future earnings at a recent analysts conference. Of note, he discussed how rising daily costs could negatively impact their results for the remainder of the year. (After the quarter, the company announces a price hike.) In late June, the stock price fell to a 20-month low.

Office Depot is indicative of those retailers whose operations struggled this quarter, and their outlooks for the rest of the year do not look overly favorable. Citing “soft economic conditions,” management reported declining sales during the three-month period, and saw its stock price fall to a 52-week low.

Detailed Explanation of Fiscal Year Performance—What Worked Well

The Short Version:  The fiscal year’s top 10 list was made up of companies from most sectors, an indication that no one industry was primarily responsible for the Fund’s performance. One holding more than doubled during the fiscal year, while another surged by over 90%.

106	Annual Report | June 30, 2007

Bridgeway Balanced Fund

MANAGER’S COMMENTARY (continued)

Here are the ten best-performing companies for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Gain
1	Apple Inc	Computers	113.1%
2	Nvidia Corp	Semiconductors	93.6%
3	Cummins Inc	Machinery-Diversified	68.1%
4	Cigna Corp	Insurance	59.0%
5	Coach Inc	Apparel	58.5%
6	Autozone Inc	Retail	54.9%
7	Embarq Corp	Telecommunications	54.6%
8	Baxter International Inc	Healthcare-Products	53.3%
9	Mattel Inc	Toys/Games/Hobbies	53.2%
10	Franklin Resources Inc	Diversified Finan Serv	52.6%

Apple was the Fund’s top performer of the year as Steven Jobs continued to prove that you can’t keep a good man (or company) down. The company simply keeps reinventing itself from its Mac to its iPod to its newly launched iPhone. Throughout the year, iPod remained enormously popular at leading retail stories as consumers made it the best selling audio player worldwide, and company earnings reflected this demand. Let’s see if the iPhone can maintain similar momentum. Apple’s stock price doubled during the 12-month period.

Cigna was a very consistent performer throughout the year. The company continued to report growth throughout its health, disability, and life insurance segments, and even realized a greater presence in its international operations. Further, it capitalized on certain problems experienced by key competitors. Cigna’s share price surged by over 50% during the 12-month period.

Detailed Explanation of Fiscal Year Performance—What Didn’t Work

The Short Version:  None of the Fund’s worst performers declined by 50% or greater during the year. As was the case for the quarter, several of these stocks come from consumer-related industries, and their performances are indicative of ongoing economic concerns that have caused tightening of their pocketbooks.

These are the ten worst-performing stocks for the fiscal year ended June 30, 2007:

Rank	Description	Industry	% Loss
1	Alberto-Culver Co	Cosmetics/Personal Care	-44.6%
2	Circuit City Stores Inc	Retail	-42.8%
3	Plexus Corp	Electronics	-38.0%
4	Starbucks Corp	Retail	-30.5%
5	Continental Airlines Inc	Airlines	-30.3%
6	Eagle Materials Inc	Building Materials	-24.9%
7	Advanced Micro Devices Inc	Semiconductors	-24.1%
8	Sanmina-SCI Corp	Electronics	-22.9%
9	Office Depot Inc	Retail	-20.3%
10	Joy Global Inc	Machinery-Constr & Mining	-19.9%

Outside of the retail industry, for a change, Plexus Corporation is similar to many of the poor performers as its worst damage occurred in the September 2006 quarter. Plexus, an electronics manufacturer, which we owned at the beginning of the fiscal year, was hurt pretty hard when the company announced in late July an expected unfavorable shift toward less profitable products and higher expenses for stock options and compensation costs. The stock price immediately tumbled about 30% on the news, a reaction that was all too characteristic of many of our stocks in the May through September 2006 timeframe.

www.Bridgeway.com	107

Bridgeway Balanced Fund

MANAGER’S COMMENTARY (continued)

Continental Airlines sits within an industry that has struggled with rising fuel costs and intense competition. In April, the company announced its first quarterly profit in six years, however, inflationary fears emerged among consumers, and some analysts began predicting a weak summer travel season. On these concerns, the stock was down over 30%.

Background on Fixed Income Securities Strategy

While certain bonds experienced quite a tumble late in the fiscal year on housing and ongoing subprime mortgage woes, our fixed income holdings remain short and very conservative. We assume very little credit and interest rate risk, while structuring a laddered bond portfolio of US Government obligations ranging from three month treasury bills to 10 year notes.

Top Ten Equity Holdings as of June 30, 2007

Here are the top ten equity positions at the end of June. Please note that the option position represents short puts, and we may be obligated to purchase the underlying shares at a specific price and date in the future. The percentage of net assets figure next to the puts indicates a theoretical stock position as if we actually owned that underlying stock. These holdings reveal broad diversity of the Fund and make up less than 12% of its total assets.

Rank	Description	Industry	% of Net Assets
1	Bristol-Myers Squibb Co	Pharmaceuticals	2.3%
2	Pfizer Inc	Pharmaceuticals	1.4%
3	Washington Mutual Inc	Savings & Loans	1.3%
4	Merck & Co Inc	Pharmaceuticals	1.1%
5	US Bancorp	Banks	1.1%
6	AT&T Inc	Telecommunications	1.1%
7	Bank of America Corp	Banks	1.1%
8	FEI Co	Electronics	0.8%
9	TeleTech Holdings Inc	Commercial Services	0.7%
10	Apple, Inc.	Computers	0.7%

			11.6%

Industry Sector Representation as of June 30, 2007

Common Stock		54.1%
Basic Materials	1.6%
Communications	6.2%
Consumer, Cyclical	3.7%
Consumer, Non-cyclical	14.2%
Energy	4.6%
Financial	12.8%
Industrial	5.8%
Technology	4.5%
Utilities	0.7%
U.S. Government Obligations		41.0%
Corporate Notes		1.8%
Covered Call Options Written		-0.5%
Put Options Written		-0.4%
Money Market Funds		3.5%
Other Assets in Excess of Liabilities		0.5%

Total		100.0%

108	Annual Report | June 30, 2007

Bridgeway Balanced Fund

MANAGER’S COMMENTARY (continued)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2007, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. The Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Richard P. Cancelmo, Jr.

June 30, 2007

www.Bridgeway.com	109

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

COMMON STOCKS - 53.96%
Advertising - 0.12%
	Omnicom Group, Inc.	2,000	$105,840

Aerospace/Defense - 1.17%
	Boeing Co.	1,100	105,776
	General Dynamics Corp.	1,400	109,508
	Goodrich Corp.#	1,800	107,208
	Lockheed Martin Corp.	3,470	326,631
	Northrop Grumman Corp.	2,200	171,314
	Rockwell Collins, Inc.	1,000	70,640
	United Technologies Corp.	1,740	123,418

			1,014,495

Agriculture - 0.71%
	Archer-Daniels-Midland Co.#	18,600	615,474

Apparel - 0.25%
	Coach, Inc.*#	4,600	217,994

Auto Manufacturers - 0.20%
	Paccar, Inc.	2,000	174,080

Auto Parts & Equipment - 0.10%
	Johnson Controls, Inc.	780	90,301

Banks - 4.64%
	Bank of America Corp.+#	19,100	933,799
	The Bank of New York Co., Inc.#	6,500	269,360
	BB&T Corp.#	6,500	264,420
	Keycorp#	5,400	185,382
	Northern Trust Corp.+	2,900	186,296
	State Street Corp.#	3,300	225,720
	SunTrust Banks, Inc.+#	3,200	274,368
	Synovus Financial Corp.#	1,000	30,700
	US Bancorp+#	30,300	998,385
	Wachovia Corp.+#	7,389	378,686
	Wells Fargo & Co.+#	8,200	288,394

			4,035,510

Beverages - 1.07%
	Anheuser-Busch Cos., Inc.	2,000	104,320
	Brown-Forman Corp.+	2,500	182,700
	The Coca-Cola Co.#	4,300	224,933
	Pepsi Bottling Group, Inc.	5,200	175,136
	PepsiCo., Inc.#	3,800	246,430

			933,519

Biotechnology - 0.38%
	Biogen Idec, Inc.*+#	2,200	117,700
	Genzyme Corp.*	3,300	212,520

			330,220

Industry	Company	Shares	Value

Building Materials - 0.12%
	American Standard Cos., Inc.#	1,800	$106,164

Chemicals - 0.82%
	Monsanto Co.#	4,700	317,438
	The Sherwin-Williams Co.	3,500	232,645
	Sigma-Aldrich Corp.	3,800	162,146

			712,229

Commercial Services - 1.19%
	Equifax, Inc.	2,600	115,492
	Moody’s Corp.+	800	49,760
	Robert Half International, Inc.	600	21,900
	RR Donnelley & Sons Co.	2,200	95,722
	Tele Tech Holdings, Inc.*#	20,000	649,600
	The Western Union Co.#	5,100	106,233

			1,038,707

Computers - 1.70%
	Apple, Inc.*#	5,200	634,608
	Hewlett-Packard Co.#	7,800	348,036
	NCR Corp.*#	6,300	331,002
	Network Appliance, Inc.*	5,800	169,360

			1,483,006

Cosmetics/Personal Care - 0.69%
	Colgate-Palmolive Co.	4,400	285,340
	The Estee Lauder Cos., Inc.	1,600	72,816
	Procter & Gamble Co.#	4,000	244,760

			602,916

Distribution/Wholesale - 0.05%
	WW Grainger, Inc.	500	46,525

Diversified Financial Services - 3.83%
	Ameriprise Financial, Inc.#	2,780	176,725
	The Bear Stearns Cos., Inc.#	2,800	392,000
	The Charles Schwab Corp.	16,300	334,476
	CIT Group, Inc.#	4,900	268,667
	Citigroup, Inc.	5,100	261,579
	Countrywide Financial Corp.	500	18,175
	E*Trade Financial Co.*+#	11,400	251,826
	Franklin Resources, Inc.	2,800	370,916
	Goldman Sachs Group, Inc.+	1,100	238,425
	Lehman Brothers Holdings, Inc.#	4,400	327,888
	Merrill Lynch & Co., Inc.	1,600	133,728
	Morgan Stanley#	3,100	260,028
	SLM Corp.	810	46,640
	T Rowe Price Group, Inc.+#	5,000	259,450

			3,340,523

110	Annual Report | June 30, 2007

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Electric - Utilities - 0.57%
	The AES Corp.*#	9,600	$210,048
	Allegheny Energy, Inc.*	2,800	144,872
	American Electric Power Co., Inc.	1,735	78,144
	Dominion Resources, Inc.	760	65,596

			498,660

Electrical Components & Equipment - 0.19%
	Emerson Electric Co.	3,600	168,480

Electronics - 1.04%
	Agilent Technologies, Inc.*	1,900	73,036
	FEI Co.*#	22,000	714,120
	Thermo Fisher Scientific, Inc.*	2,300	118,956

			906,112

Engineering & Construction - 0.10%
	Fluor Corp.	800	89,096

Entertainment - 0.05%
	International Game Technology	1,200	47,640

Environmental Control - 0.08%
	Allied Waste Industries, Inc.*	5,200	69,992

Food - 0.73%
	Campbell Soup Co.	3,200	124,192
	Kellogg Co.	4,100	212,339
	Safeway, Inc.	8,700	296,061

			632,592

Forest Products & Paper - 0.20%
	International Paper Co.+	4,500	175,725

Gas - 0.14%
	Sempra Energy+	2,000	118,460

Healthcare - Products - 1.56%
	Baxter International, Inc.#	6,500	366,210
	Becton Dickinson & Co.	3,420	254,790
	CR Bard, Inc.#	3,700	305,731
	Medtronic, Inc.#	1,000	51,860
	St Jude Medical, Inc.*	1,080	44,809
	Stryker Corp.	5,260	331,853

			1,355,253

Healthcare - Services - 0.82%
	Aetna, Inc.+#	2,900	143,260
	Humana, Inc.*#	3,000	182,730

Industry	Company	Shares	Value

Healthcare - Services (continued)
	Laboratory Corp. of America Holdings*	800	$62,608
	Quest Diagnostics, Inc.+	2,700	139,455
	UnitedHealth Group, Inc.	3,600	184,104

			712,157

Home Furnishings - 0.08%
	Whirlpool Corp.	600	66,720

Household Products/Wares - 0.32%
	Clorox Co.	1,530	95,013
	Kimberly-Clark Corp.	2,700	180,603

			275,616

Housewares - 0.10%
	Newell Rubbermaid, Inc.	2,900	85,347

Insurance - 3.00%
	ACE Ltd.	1,400	87,528
	Aflac, Inc.+	800	41,120
	The Allstate Corp.	1,000	61,510
	AON Corp.+#	3,500	149,135
	Berkshire Hathaway, Inc.*	120	432,600
	Chubb Corp.	4,500	243,630
	Cigna Corp.	2,700	140,994
	Genworth Financial, Inc.	2,600	89,440
	Hartford Financial Services Group, Inc.	900	88,659
	Metlife, Inc.	4,600	296,608
	Principal Financial Group, Inc.#	4,700	273,963
	The Progressive Corp.#	5,520	132,094
	Prudential Financial, Inc.	1,200	116,676
	Safeco Corp.#	3,420	212,929
	Travelers Companies, Inc.#	4,500	240,750

			2,607,636

Internet - 0.65%
	eBay, Inc.*#	6,900	222,042
	Google, Inc.*+	600	314,028
	Yahoo!, Inc.*#	1,000	27,130

			563,200

Iron/Steel - 0.17%
	United States Steel Corp.	1,400	152,250

Leisure Time - 0.08%
	Harley-Davidson, Inc.	1,100	65,571

Lodging - 0.32%
	Hilton Hotels Corp.#	4,500	150,615
	Marriott International, Inc.#	3,000	129,720

			280,335

www.Bridgeway.com	111

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified - 0.07%
	Deere & Co.	500	$60,370

Media - 1.66%
	Citadel Broadcasting Corp.	514	3,315
	Comcast Corp.*+#	10,950	307,914
	The McGraw-Hill Cos., Inc.	4,000	272,320
	News Corp. Class A#	14,000	296,940
	Time Warner, Inc.#	15,900	334,536
	Walt Disney Co.#	6,700	228,738

			1,443,763

Mining - 0.43%
	Alcoa, Inc.	1,600	64,848
	Brush Engineered Materials, Inc.*#	4,000	167,960
	Vulcan Materials Co.	1,200	137,448

			370,256

Miscellaneous Manufacturers - 2.07%
	Cooper Industries Ltd.	5,200	296,868
	Danaher Corp.	3,400	256,700
	Eaton Corp.	2,200	204,600
	General Electric Co.	4,900	187,572
	Honeywell International, Inc.+#	3,900	219,492
	Illinois Tool Works, Inc.+	2,000	108,380
	Parker Hannifin Corp.	2,900	283,939
	Textron, Inc.	2,200	242,242

			1,799,793

Office/Business Equipment - 0.09%
	Pitney Bowes, Inc.	1,600	74,912

Oil & Gas - 3.37%
	Anadarko Petroleum Corp.#	4,200	218,358
	Apache Corp.#	3,200	261,088
	Chevron Corp.#	3,878	326,683
	ConocoPhillips#	5,487	430,730
	EOG Resources, Inc.+#	2,400	175,344
	Exxon Mobil Corp.	5,400	452,952
	Hess Corp.#	3,060	180,418
	Marathon Oil Corp.	3,400	203,864
	Occidental Petroleum Corp.#	3,000	173,640
	Rowan Cos., Inc.#	1,200	49,176
	Sunoco, Inc.#	2,400	191,232
	Valero Energy Corp.	3,700	273,282

			2,936,767

Oil & Gas Services - 0.87%
	Baker Hughes, Inc.+#	3,500	294,455
	Halliburton Co.+#	6,800	234,600
	Nabors Industries Ltd.*	6,800	226,984

			756,039

Industry	Company	Shares	Value

Packaging & Containers - 0.08%
	Pactiv Corp.*	2,100	$66,969

Pharmaceuticals - 6.71%
	Allergan, Inc.#	3,800	219,032
	Bristol-Myers Squibb Co.+#	62,400	1,969,344
	Cardinal Health, Inc.	2,100	148,344
	Express Scripts, Inc.*	4,400	220,044
	Gilead Sciences, Inc.*#	9,800	379,946
	Hospira, Inc.*#	7,700	300,608
	King Pharmaceuticals, Inc.*#	5,500	112,530
	Medco Health Solutions, Inc.*#	3,500	272,965
	Merck & Co., Inc.#	20,100	1,000,980
	Pfizer, Inc.#	47,600	1,217,132

			5,840,925

Pipelines - 0.35%
	El Paso Corp.#	9,900	170,577
	Spectra Energy Corp.	5,250	136,290

			306,867

Retail - 2.39%
	Autozone, Inc.*	1,700	232,254
	Bed Bath & Beyond, Inc.*#	2,020	72,700
	Circuit City Stores, Inc.#	1,700	25,636
	Costco Wholesale Corp.	1,000	58,520
	CVS Corp.#	3,500	127,575
	Dillard’s, Inc.#	6,200	222,766
	JC Penney Co., Inc.	2,000	144,760
	Ltd. Brands, Inc.#	4,400	120,780
	Nordstrom, Inc.#	5,000	255,600
	Office Depot, Inc.*#	4,300	130,290
	OfficeMax, Inc.	1,500	58,950
	Sears Holdings Corp.*#	1,200	203,400
	Staples, Inc.#	3,950	93,734
	Starbucks Corp.*#	3,700	97,088
	Walgreen Co.	2,500	108,850
	Wal-Mart Stores, Inc.	2,600	125,086

			2,077,989

Savings & Loans - 1.31%
	Washington Mutual, Inc.#	26,743	1,140,322

Semiconductors - 1.28%
	Altera Corp.+	500	11,065
	Applied Materials, Inc.+#	10,700	212,609
	Nvidia Corp.*+	14,200	586,602
	Texas Instruments, Inc.+#	8,070	303,674

			1,113,950

112	Annual Report | June 30, 2007

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

Common Stocks (continued)
Software - 1.37%
	Adobe Systems, Inc.*#	7,000	$281,050
	BMC Software, Inc.*#	3,920	118,776
	Citrix Systems, Inc.*	4,300	144,781
	IMS Health, Inc.	2,800	89,964
	Intuit, Inc.*	5,600	168,448
	Novell, Inc.*#	5,400	42,066
	Oracle Corp.*#	11,860	233,761
	Paychex, Inc.#	2,900	113,448

			1,192,294

Telecommunications - 3.73%
	AT&T, Inc.#	23,200	962,800
	Ciena Corp.*	5,942	214,684
	Cisco Systems, Inc.*	14,900	414,965
	Citizens Communications Co.	8,800	134,376
	Corning, Inc.*#	11,200	286,160
	Embarq Corp.	385	24,397
	Motorola, Inc.+#	5,300	93,810
	Qualcomm, Inc.	5,300	229,967
	Sprint Nextel Corp.#	12,800	265,088
	Tellabs, Inc.*	9,400	101,144
	Verizon Communications, Inc.+#	11,900	489,923
	Windstream Corp.	1,964	28,989

			3,246,303

Toys/Games/Hobbies - 0.06%
	Mattel, Inc.+	2,200	55,638

Transportation - 0.88%
	Burlington Northern Santa Fe Corp.	1,400	119,196
	CSX Corp.#	5,400	243,432
	FedEx Corp.	1,300	144,261
	Norfolk Southern Corp.	1,900	99,883
	Union Pacific Corp.	1,400	161,210

			767,982

TOTAL COMMON STOCKS - 53.96%			46,969,484

(Cost $35,061,506)

CORPORATE NOTES - 1.82%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value
Holding Companies - Diversified
Leucadia National Corp. 8/15/2013	7.750%	$1,550,000	$1,588,750

TOTAL CORPORATE NOTES			1,588,750

(Cost $1,604,790)

U.S. GOVERNMENT OBLIGATIONS - 40.89%

U.S. Treasury Bills - 22.69%
7/12/2007	3.370%	3,000,000	2,997,192
8/2/2007	4.470%	200,000	199,230
8/9/2007	4.500%	1,800,000	1,791,455
8/23/2007	4.580%	3,000,000	2,980,152
10/11/2007	4.710%	3,000,000	2,960,331
11/1/2007	4.690%	2,000,000	1,968,212
11/23/2007	4.710%	4,000,000	3,924,688
12/13/2007	4.800%	3,000,000	2,934,426

			19,755,686

U.S. Treasury Notes - 18.20%
7/31/2007	3.875%	500,000	499,646
8/15/2007	2.750%	300,000	299,227
11/15/2007	3.000%	200,000	198,594
1/31/2008	4.375%	3,000,000	2,990,157
2/15/2008	3.375%	300,000	296,977
8/31/2008	4.875%	300,000	299,531
10/15/2008	3.125%	200,000	195,453
11/15/2008	3.375%	200,000	195,750
4/15/2009	3.125%	300,000	291,000
4/30/2009	4.500%	300,000	297,961
6/15/2009	4.000%	300,000	295,102
8/15/2009	3.500%	200,000	194,344
10/15/2009	3.375%	300,000	290,250
11/15/2009	3.500%	200,000	193,781
2/15/2010	3.500%	300,000	289,758
4/15/2010	4.000%	300,000	293,086
6/15/2010	3.625%	500,000	482,852
7/15/2010	3.875%	500,000	486,055
10/15/2010	4.250%	500,000	490,391
3/31/2011	4.750%	1,000,000	994,453
4/30/2011	4.875%	2,000,000	1,997,032
7/31/2011	4.875%	1,000,000	998,594
8/31/2011	4.625%	300,000	296,625
4/30/2012+	4.500%	300,000	294,422
11/15/2013+	4.250%	200,000	192,547
2/15/2015	4.000%	200,000	187,281
5/15/2016+	5.125%	2,000,000	2,011,250
5/15/2017	4.500%	300,000	287,624

			15,839,743

www.Bridgeway.com	113

Bridgeway Balanced Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2007

Industry	Company	Shares	Value

TOTAL U.S. GOVERNMENT OBLIGATIONS - 40.89%			$35,595,429

(Cost $35,732,021)

MONEY MARKET MUTUAL FUNDS - 3.51%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund, Institutional Shares #21	5.21%	3,008,978	3,008,978
Blackrock TempCash Liquidity Fund, Institutional Shares #24	5.21%	49,981	49,981

TOTAL MONEY MARKET MUTUAL FUNDS			3,058,959

(Cost $3,058,959)

TOTAL INVESTMENTS - 100.18%	$87,212,622
(Cost $75,457,276)
Liabilities in Excess of Other Assets - (0.18)%	(156,875)

NET ASSETS - 100.00%	$87,055,747

*	Non Income Producing Security
^	Rate disclosed is as of June 30, 2007
+	This security or a portion of the security is out on loan at June 30, 2007. Total loaned securities had a market value of $8,568,910 at June 30, 2007
#	Security subject to call option written by the Fund.

See Notes to Financial Statements.

114	Annual Report | June 30, 2007

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

As of June 30, 2007

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN
Adobe Systems Inc
Expiring July, 2007 at $42.50	17	$(340)
Aetna, Inc.
Expiring July, 2007 at $55.00	7	(35)
Allergan Inc
Expiring July, 2007 at $65.00	18	(45)
American Standard Cos.
Expiring July, 2007 at $55.00	6	(2,640)
Ameriprise Financial
Expiring September, 2007 at $65.00	9	(2,137)
Anadarko Pet. Corp.
Expiring July, 2007 at $55.00	10	(450)
Apache Corp
Expiring July, 2007 at $80.00	8	(2,360)
Apple Computer, Inc.
Expiring July, 2007 at $120.00	8	(4,760)
Applied Materials Inc
Expiring July, 2007 at $20.00	10	(475)
Archer Daniels Midland
Expiring September, 2007 at $35.00	45	(5,175)
AES Corp.
Expiring August, 2007 at $25.00	50	(1,000)
AON Corp
Expiring July, 2007 at $40.00	8	(2,280)
Expiring July, 2007 at $42.50	10	(975)
AT&T Inc
Expiring July, 2007 at $40.00	8	(1,340)
Expiring July, 2007 at $42.50	200	(9,000)
Baker Hughes, Inc.
Expiring July, 2007 at $75.00	8	(7,520)
Bank of America
Expiring August, 2007 at $52.50	137	(2,397)
Bank of New York, Inc.
Expiring July, 2007 at $42.50	15	(900)
Bard (C.R.), Inc.
Expiring July, 2007 at $90.00	15	(75)
Bear Stearns Cos., Inc.
Expiring July, 2007 at $175.00	7	(18)
Baxter International
Expiring August, 2007 at $60.00	15	(600)
Bed Bath & Beyond
Expiring August, 2007 at $45.00	7	(18)
Biogen Idec, Inc.
Expiring July, 2007 at $50.00	7	(2,695)

Company	Number of Contracts	Value

Bristol-Myers Squibb Co
Expiring September, 2007 at $30.00	430	$(104,275)
Expiring September, 2007 at $32.50	103	(12,617)
Brush Engineered Matls.
Expiring July, 2007 at $55.00	24	(120)
Expiring August, 2007 at $40.00	16	(6,720)
BB&T Corp
Expiring September, 2007 at $45.00	15	(225)
BMC Software Inc
Expiring August, 2007 at $35.00	9	(180)
Chevron Corp
Expiring September, 2007 at $90.00	9	(1,215)
Circuit City Stores, Inc.
Expiring July, 2007 at $20.00	17	(43)
Coach, Inc.
Expiring August, 2007 at $55.00	12	(300)
Coca-Cola Co.
Expiring August, 2007 at $55.00	10	(350)
Comcast Corp
Expiring July, 2007 at $27.50	15	(1,387)
ConocoPhillips
Expiring August, 2007 at $75.00	12	(5,760)
Corning, Inc.
Expiring August, 2007 at $25.00	27	(4,455)
CIT Group
Expiring October, 2007 at $65.00	12	(600)
CSX Corp.
Expiring August, 2007 at $50.00	25	(2,312)
CVS Caremark Corp.
Expiring August, 2007 at $40.00	9	(202)
Dillards, Inc.
Expiring August, 2007 at $35.00	62	(17,205)
eBay, Inc.
Expiring July, 2007 at $35.00	17	(425)
E Trade Financial Corp
Expiring July, 2007 at $22.50	28	(1,680)
El Paso Corp.
Expiring July, 2007 at $15.00	99	(22,275)
EOG Res Inc
Expiring July, 2007 at $80.00	6	(195)

www.Bridgeway.com	115

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

As of June 30, 2007

Company	Number of Contracts	Value

Covered Call Options Written (continued)
FEI Company
Expiring August, 2007 at $35.00	207	$(19,665)
Gilead Sciences, Inc.
Expiring August, 2007 at $45.00	24	(360)
Goodrich Corp.
Expiring August, 2007 at $60.00	5	(1,012)
Halliburton Company
Expiring July, 2007 at $35.00	25	(1,500)
Hess Corp
Expiring August, 2007 at $65.00	7	(595)
Hewlett Packard Co.
Expiring August, 2007 at $50.00	20	(250)
Hilton Hotels Corp.
Expiring July, 2007 at $35.00	11	(385)
Expiring July, 2007 at $40.00	11	(28)
Honeywell Intl., Inc.
Expiring July, 2007 at $60.00	9	(225)
Hospira, Inc.
Expiring August, 2007 at $40.00	19	(2,992)
Humana Inc
Expiring August, 2007 at $65.00	8	(900)
Keycorp
Expiring September, 2007 at $40.00	11	(110)
King Pharmaceuticals
Expiring July, 2007 at $22.50	20	(150)
Lehman Bros. Holdings
Expiring July, 2007 at $80.00	11	(468)
Limited Brands
Expiring August, 2007 at $27.50	44	(5,500)
Marriott Intl., Inc.
Expiring July, 2007 at $55.00	8	(20)
Medco Health Solutions
Expiring July, 2007 at $80.00	8	(660)
Medtronic, Inc.
Expiring August, 2007 at $55.00	10	(550)
Merck & Co., Inc.
Expiring July, 2007 at $50.00	164	(15,580)
Expiring October, 2007 at $55.00	9	(720)
Monsanto Co.
Expiring July, 2007 at $60.00	12	(9,180)

Company	Number of Contracts	Value

Morgan Stanley
Expiring October, 2007 at $90.00	7	$(1,855)
Motorola Inc
Expiring July, 2007 at $19.00	15	(188)
News Corp
Expiring July, 2007 at $25.00	35	(175)
Nordstrom
Expiring July, 2007 at $60.00	15	(38)
Expiring October, 2007 at $55.00	12	(2,220)
Novell Inc
Expiring August, 2007 at $7.50	15	(825)
NCR Corp.
Expiring July, 2007 at $50.00	15	(4,350)
Occidental Petroleum Corp.
Expiring August, 2007 at $60.00	30	(5,250)
Office Depot Inc
Expiring July, 2007 at $35.00	10	(75)
Oracle Corp.
Expiring September, 2007 at $20.00	30	(2,850)
Paychex, Inc.
Expiring September, 2007 at $40.00	7	(928)
PepsiCo Inc
Expiring July, 2007 at $67.50	8	(120)
Pfizer, Inc.
Expiring September, 2007 at $27.50	400	(10,000)
Principal Financial Group
Expiring July, 2007 at $65.00	12	(60)
Procter & Gamble Co.
Expiring July, 2007 at $65.00	10	(75)
Progressive Corp.
Expiring August, 2007 at $22.50	55	(10,037)
Rowan Companies, Inc.
Expiring July, 2007 at $40.00	12	(2,070)
Safeco Corp.
Expiring August, 2007 at $65.00	8	(580)
Sears Hldgs Corp.
Expiring August, 2007 at $185.00	12	(1,530)
Sprint Nextel Corp
Expiring August, 2007 at $22.50	128	(5,120)
Staples, Inc.
Expiring September, 2007 at $30.00	9	(23)

116	Annual Report | June 30, 2007

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

As of June 30, 2007

Company	Number of Contracts	Value

Covered Call Options Written (continued)
Starbucks Corp.
Expiring July, 2007 at $32.50	9	$(23)
State Street Corp.
Expiring August, 2007 at $70.00	8	(1,520)
Sunoco, Inc.
Expiring July, 2007 at $85.00	6	(420)
Suntrust Banks, Inc.
Expiring July, 2007 at $85.00	8	(1,900)
Synovus Finl Corp.
Expiring November, 2007 at $35.00	10	(275)
T Rowe Price Group, Inc.
Expiring July, 2007 at $50.00	12	(3,030)
TeleTech Holdings Inc
Expiring July, 2007 at $35.00	200	(5,500)
Texas Instruments, Inc.
Expiring July, 2007 at $32.50	20	(10,450)
The Travelers Cos., Inc.
Expiring July, 2007 at $55.00	11	(330)
Time Warner Inc
Expiring October, 2007 at $22.50	35	(1,662)
US Bancorp
Expiring September, 2007 at $35.00	122	(3,660)
Verizon Communications
Expiring July, 2007 at $37.50	18	(6,660)
Expiring October, 2007 at $42.50	40	(4,700)
Wachovia Corp
Expiring July, 2007 at $57.50	15	(38)
Walt Disney Co.
Expiring July, 2007 at $37.50	16	(40)
Washington Mutual
Expiring July, 2007 at $42.50	216	(29,160)
Expiring July, 2007 at $40.00	44	(13,640)
Expiring July, 2007 at $45.00	7	(280)
Wells Fargo & Co.
Expiring July, 2007 at $35.00	17	(1,402)
Western Union Co.
Expiring August, 2007 at $25.00	12	(180)
Yahoo, Inc.
Expiring July, 2007 at $30.00	10	(225)

TOTAL COVERED CALL OPTIONS WRITTEN		(424,090)

(Premiums received $515,704)

PUT OPTIONS WRITTEN
Avnet, Inc.
Expiring August, 2007 at $35.00	115	(6,613)

Company	Number of Contracts	Value

Bank of America
Expiring August, 2007 at $50.00	50	$(8,500)
Big Lots, Inc.
Expiring July, 2007 at $30.00	349	(43,624)
Expiring August, 2007 at $25.00	100	(4,000)
Bristol Myers Squibb Co.
Expiring September, 2007 at $30.00	100	(8,500)
Brush Engineered Matls.
Expiring July, 2007 at $50.00	34	(27,540)
ConocoPhillips
Expiring August, 2007 at $70.00	100	(4,750)
Cooper Tire & Rubber Co
Expiring July, 2007 at $22.50	100	(250)
Expiring August, 2007 at $25.00	96	(6,240)
Cryolife, Inc.
Expiring July, 2007 at $12.50	40	(900)
Expiring August, 2007 at $12.50	200	(8,500)
FEI Company
Expiring July, 2007 at $35.00	100	(26,000)
Expiring August, 2007 at $30.00	50	(3,250)
General Cable Corp.
Expiring July, 2007 at $70.00	98	(6,615)
Expiring August, 2007 at $70.00	30	(6,450)
Expiring August, 2007 at $75.00	100	(41,000)
Pfizer, Inc.
Expiring September, 2007 at $25.00	100	(7,000)
Potash Corp. of Saskatchewan
Expiring July, 2007 at $190.00	75	(375)
Expiring August, 2007 at $75.00	50	(15,500)
Regions Financial Corp.
Expiring August, 2007 at $35.00	175	(35,438)
Southern Copper Corp.
Expiring July, 2007 at $80.00	100	(1,500)
Expiring August, 2007 at $95.00	100	(57,500)
TeleTech Holdings Inc
Expiring July, 2007 at $30.00	28	(560)
US Bancorp
Expiring September, 2007 at $32.50	200	(13,500)

www.Bridgeway.com	117

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

As of June 30, 2007

Company	Number of Contracts	Value

Put Options Written (continued)
Vail Resorts, Inc.
Expiring July, 2007 at $55.00	140	$(1,750)
Expiring August, 2007 at $60.00	10	(1,375)
Varian Semiconductor
Expiring July, 2007 at $40.00	50	(6,750)
Verizon Communications
Expiring July, 2007 at $37.50	300	(750)
Expiring July, 2007 at $42.50	50	(9,000)
Washington Mutual
Expiring July, 2007 at $40.00	50	(2,125)
Expiring July, 2007 at $42.50	50	(5,625)

TOTAL PUT OPTIONS WRITTEN		(361,480)

(Premiums received $413,618)

TOTAL OPTIONS WRITTEN		$(785,570)

(Premiums received $929,322)

See Notes to Financial Statements.

118	Annual Report | June 30, 2007

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	119

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2007

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

Unaffiliated investments at value	$365,200,869	$661,305,096	$135,583,398	$1,163,034,729
Affiliated investments at value	-	-	-	6,769,105

Total investments at value	365,200,869	661,305,096	135,583,398	1,169,803,834
Cash	-	-	-	37,987
Receivables:
Portfolio securities sold	4,986,498	5,729,740	2,050,017	8,502,113
Fund shares sold	26,773	2,253,829	-	1,973,283
Dividends and interest	305,166	466,461	324,006	1,672,849
From investment adviser	-	-	-	-
Other	-	-	155	-
Deposits with brokers	-	-	-	850,120
Total return swap	-	-	-	-
Prepaid expenses	16,426	19,316	3,766	32,792

Total assets	370,535,732	669,774,442	137,961,342	1,182,872,978

LIABILITIES
Payables:
Portfolio securities purchased	1,410,788	16,141,123	575,534	18,939,668
Fund shares redeemed	159,882	1,819,261	20,998	751,961
Total return swap	7,292	-	-	-
Accrued Liabilities:
Investment adviser fees	876,652	638,005	101,736	480,863
Administration fees	9,509	16,008	3,502	30,083
Directors’ fees and expenses	2,138	3,452	763	7,507
Other	111,609	216,247	22,916	246,423
Covered call options written at value	-	-	-	-
Due to Custodian	-	1,062	-	-
Put options written at value	-	-	-	-

Total liabilities	2,577,870	18,835,158	725,449	20,456,505

NET ASSETS	$367,957,862	$650,939,284	$137,235,893	$1,162,416,473

NET ASSETS REPRESENT
Paid-in capital	$245,628,114	$516,479,810	$92,401,476	$721,627,274
Accumulated net investment income (loss)	7,292	-	394,075	2,258,267
Accumulated net realized gain (loss) on investments	50,511,257	(7,747,247)	15,085,220	34,637,931
Net unrealized appreciation on investments	71,811,199	142,206,721	29,355,122	403,893,001

NET ASSETS	$367,957,862	$650,939,284	$137,235,893	$1,162,416,473

Shares of common stock outstanding of $.001 par value*	5,944,512	32,461,353	3,645,381	57,090,810

Net asset value per share	$61.90	$20.05	$37.65	$20.36

Unaffiliated investments at cost	$293,382,378	$519,098,375	$106,228,276	$755,375,961
Affiliated investments at cost	$-	$-	$-	$10,342,117

Total investments at cost	$293,382,378	$519,098,375	$106,228,276	$765,718,078
Premiums received on covered call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements

120	Annual Report | June 30, 2007

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$62,050,654	$175,392,426	$293,027,290	$141,829,989	$85,298,371	$100,026,184	$87,212,622
-	-	-	-	-	-	-

62,050,654	175,392,426	293,027,290	141,829,989	85,298,371	100,026,184	87,212,622
-	-	-	-	-	-	535,964

475,506	632,693	2,814,859	880,038	5,310,559	-	13,375
48	285,145	859,180	284,339	482,300	996,712	129,826
29,911	89,270	206,574	101,238	78,921	63,419	277,445
63,899	-	-	-	-	19,017	-
352	-	-	-	-	-	10,037
-	-	-	-	-	-	-
-	1,479	-	-	-	-	-
8,699	9,239	11,512	8,701	7,811	8,327	8,819

62,629,069	176,410,252	296,919,415	143,104,305	91,177,962	101,113,659	88,188,088

174,551	3,701,671	16,454,461	4,832,098	663,630	1,951,012	208,227
190,110	168,909	13,421	24,794	30,020	56,715	63,959
-	-	72,302	-	-	-	-

-	91,102	141,575	56,928	40,529	-	38,100
1,648	4,383	6,770	3,299	2,366	2,240	2,192
365	1,045	1,481	734	525	454	479
18,315	48,478	52,879	48,879	35,165	20,939	33,814
-	-	-	-	-	-	424,090
-	-	-	-	4,310,551	-	-
-	-	-	-	-	-	361,480

384,989	4,015,588	16,742,889	4,966,732	5,082,786	2,031,360	1,132,341

$62,244,080	$172,394,664	$280,176,526	$138,137,573	$86,095,176	$99,082,299	$87,055,747

$54,787,720	$138,995,427	$197,966,767	$116,611,415	$64,251,835	$86,090,388	$78,151,381
-	(2,867)	70,914	121,549	425,557	804,973	826,873
(1,910,229)	(15,344,804)	(982,284)	(4,821,216)	1,691,192	(2,928,020)	(3,821,605)
9,366,589	48,746,908	83,121,129	26,225,825	19,726,592	15,114,958	11,899,098

$62,244,080	$172,394,664	$280,176,526	$138,137,573	$86,095,176	$99,082,299	$87,055,747

7,267,677	10,765,719	14,951,445	9,780,616	5,043,972	11,632,793	6,721,632

$8.56	$16.01	$18.74	$14.12	$17.07	$8.52	$12.95

$52,684,065	$126,646,997	$209,833,859	$115,604,164	$65,571,779	$84,911,226	$75,457,276
$-	$-	$-	$-	$-	$-	$-

$52,684,065	$126,646,997	$209,833,859	$115,604,164	$65,571,779	$84,911,226	$75,457,276

$-	$-	$-	$-	$-	$-	$515,704
$-	$-	$-	$-	$-	$-	$413,618

www.Bridgeway.com	121

STATEMENTS OF OPERATIONS

Year Ended June 30, 2007

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends from unaffiliated issuers	$3,237,114	$4,002,884	$862,651	$8,918,208
Dividends from affiliated issuers	-	-	-	1,261
Less: foreign taxes withheld	(9,866)	(14,586)	-	(265)
Interest	143,197	365,493	245,004	986,824
Securities lending	379,590	515,198	718,831	3,911,407

Total Investment Income	3,750,035	4,868,989	1,826,486	13,817,435

EXPENSES
Investment advisory fees - Base fees	3,435,353	5,161,470	1,169,140	5,725,135
Investment advisory fees - Performance adjustment	2,366,536	548,804	-	-
Administration fees	159,310	235,740	54,231	465,405
Accounting fees	54,170	55,489	51,179	69,495
Transfer Agent fees	128,074	285,174	50,263	312,231
Professional fees	48,768	116,244	16,205	195,839
Custody fees	13,970	44,017	13,136	115,942
Blue sky fees	28,390	82,974	4,663	47,657
Directors’ and officers’ fees	17,273	25,248	4,948	42,740
Shareholder servicing fees	150,131	290,669	5,656	320,077
Reports to shareholders	74,024	105,240	22,912	202,897
Interest on loan payable to bank	72,642	59,007	306	8,260
Miscellaneous expenses	81,006	109,511	25,747	206,130

Total expenses	6,629,647	7,119,587	1,418,386	7,711,808

Less investment advisory fees waived	-	-	-	-
Less expense reimbursed by investment adviser	-	-	-	-

Net Expenses	6,629,647	7,119,587	1,418,386	7,711,808

NET INVESTMENT INCOME (LOSS)	(2,879,612)	(2,250,598)	408,100	6,105,627

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Unaffiliated investments	63,202,499	(7,746,640)	25,260,501	51,335,453
Written options	-	-	-	-
Futures contracts	-	-	-	-
Swaps	187,125	-	-	-

Net realized gain (loss)	63,389,624	(7,746,640)	25,260,501	51,335,453

Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated companies	(25,075,729)	100,819,182	(14,050,480)	54,029,007
Investments in affiliated companies	-	-	-	1,567,601
Written options	-	-	-	-
Futures contracts	-	-	-	(192,755)
Swaps	(7,292)	-	-	-

Net change in unrealized appreciation (depreciation)	(25,083,021)	100,819,182	(14,050,480)	55,403,853

Net realized and unrealized gain (loss) on investments	38,306,603	93,072,542	11,210,021	106,739,306

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,426,991	$90,821,944	$11,618,121	$112,844,933

See Notes to Financial Statements.

122	Annual Report | June 30, 2007

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$230,204	$648,147	$1,412,642	$986,263	$1,552,767	$1,415,286	$861,349
-	-	-	-	-	-	-
-	-	-	-	-	-	-
44,701	105,084	173,064	105,148	40,049	26,748	1,778,214
249,955	432,660	283,924	36,779	52,599	24,491	26,192

524,860	1,185,891	1,869,630	1,128,190	1,645,415	1,466,525	2,665,755

628,674	1,163,580	1,639,089	551,535	440,023	55,106	516,344
(235,068)	18,234	(15,827)	3,254	871	-	-
28,101	81,623	113,416	43,928	35,496	27,426	34,300
49,578	52,102	54,256	47,775	49,508	49,126	53,218
30,980	111,999	126,492	75,669	59,567	29,578	39,159
12,505	50,468	65,691	17,031	12,672	8,395	30,909
8,264	7,421	3,540	15,303	2,191	6,351	25,004
15,360	29,311	42,310	16,234	22,157	22,150	34,955
2,513	8,813	12,519	3,489	685	2,108	3,835
9,010	90,476	105,518	44,611	24,669	10,929	30,111
11,677	38,960	56,813	19,003	14,453	10,148	23,191
8,469	81,719	119,667	576	16,987	8,586	13,681
16,555	50,679	70,533	18,046	17,057	8,457	35,722

586,618	1,785,385	2,394,017	856,454	696,336	238,360	840,429

-	-	-	-	-	(55,106)	(34,237)
-	-	-	-	-	(79,927)	-

586,618	1,785,385	2,394,017	856,454	696,336	103,327	806,192

(61,758)	(599,494)	(524,387)	271,736	949,079	1,363,198	1,859,563

(1,910,229)	(11,103,528)	4,720,083	486,313	2,784,881	(232,846)	578,164
-	-	-	-	-	-	918,470
-	-	-	-	-	-	(5,221,489)
-	58,436	200,874	-	-	-	-

(1,910,229)	(11,045,092)	4,920,957	486,313	2,784,881	(232,846)	(3,724,855)

(780,270)	18,708,476	29,750,793	16,911,227	11,542,582	10,307,323	6,831,276
-	-	-	-	-	-	-
-	-	-	-	-	-	(11,856)
-	-	-	-	-	-	-
-	1,479	(72,302)	-	-	-	-

(780,270)	18,709,955	29,678,491	16,911,227	11,542,582	10,307,323	6,819,420

(2,690,499)	7,664,863	34,599,448	17,397,540	14,327,463	10,074,477	3,094,565

$(2,752,257)	$7,065,369	$34,075,061	$17,669,276	$15,276,542	$11,437,675	$4,954,128

www.Bridgeway.com	123

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30,		Year Ended June 30,
	2007	2006	2007	2006

OPERATIONS:
Net investment income/(loss)	$(2,879,612)	$(2,895,367)	$(2,250,598)	$(943,483)
Net realized gain/(loss) on unaffiliated investments	63,202,499	57,574,148	(7,746,640)	22,380,513
Net realized gain/(loss) on written options	-	(659,897)	-	(311,964)
Net realized gain/(loss) on futures contracts	-	-	-	-
Net realized gain/(loss) on swaps	187,125	-	-	-
Net change in unrealized appreciation/(depreciation) on investments in unaffiliated companies	(25,075,729)	25,737,738	100,819,182	13,950,408
Net change in unrealized appreciation/(depreciation) on investments in affiliated companies	-	-	-	-
Net change in unrealized appreciation/(depreciation) on written options	-	-	-	-
Net change in unrealized appreciation/(depreciation) on futures contracts	-	-	-	-
Net change in unrealized appreciation/(depreciation) on swaps	(7,292)	-	-	-

Net increase/(decrease) in net assets resulting from operations	35,426,991	79,756,622	90,821,944	35,075,474

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	(38,922,847)	(42,619,826)	(12,277,639)	(5,969,682)

Net decrease in net assets from distributions	(38,922,847)	(42,619,826)	(12,277,639)	(5,969,682)

SHARE TRANSACTIONS:
Proceeds from sale of shares	25,500,417	53,941,063	257,748,964	509,374,846
Reinvestment of distributions	33,935,405	36,621,902	11,193,522	5,717,750
Cost of shares redeemed	(126,574,282)	(57,993,953)	(281,809,367)	(114,989,912)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	(67,138,460)	32,569,012	(12,866,881)	400,102,684

Net increase/(decrease) in net assets	(70,634,316)	69,705,808	65,677,424	429,208,476

NET ASSETS:
Beginning of year	438,592,178	368,886,370	585,261,860	156,053,384

End of year*	$367,957,862	$438,592,178	$650,939,284	$585,261,860

SHARES ISSUED & REDEEMED
Issued	449,096	880,680	14,911,236	28,830,562
Distributions reinvested	613,217	638,791	647,402	342,791
Redeemed	(2,202,942)	(951,594)	(16,441,911)	(6,428,057)

Net increase/(decrease)	(1,140,629)	567,877	(883,273)	22,745,296
Outstanding at beginning of year	7,085,141	6,517,264	33,344,626	10,599,330

Outstanding at end of year	5,944,512	7,085,141	32,461,353	33,344,626

* Including accumulated net investment income (loss) of:	$7,292	$-	$-	$-

See Notes to Financial Statements.

124	Annual Report | June 30, 2007

Ultra-Small Company		Ultra-Small Company Market		Micro-Cap Limited
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2007	2006	2007	2006	2007	2006

$408,100	$(453,627)	$6,105,627	$2,196,436	$(61,758)	$(831,300)

25,260,501	19,368,103	51,335,453	25,040,466	(1,910,229)	23,482,718
-	-	-	-	-	-
-	-	-	483,010	-	-
-	-			-	-

(14,050,480)	8,673,884	54,029,007	61,433,756	(780,270)	(13,091,825)

-	-	1,567,601	-	-	-

-	-	-		-	-

-	-	(192,755)	8,204	-	-

-	-	-		-	-

11,618,121	27,588,360	112,844,933	89,161,872	(2,752,257)	9,559,593

-	-	(4,933,248)	(1,179,985)	-	-
(25,378,384)	(14,389,660)	(22,318,728)	(21,617,958)	(14,955,401)	(10,105,182)

(25,378,384)	(14,389,660)	(27,251,976)	(22,797,943)	(14,955,401)	(10,105,182)

2,892,005	1,903,411	368,886,509	590,305,879	2,149,314	12,030,141
24,602,886	14,108,045	25,618,053	21,199,206	14,435,520	10,001,354
(8,691,768)	(7,650,663)	(405,818,662)	(184,441,754)	(17,343,613)	(7,412,829)
-	-	387,659	439,575	-	-

18,803,123	8,360,793	(10,926,441)	427,502,906	(758,779)	14,618,666

5,042,860	21,559,493	74,666,516	493,866,835	(18,466,437)	14,073,077

132,193,033	110,633,540	1,087,749,957	593,883,122	80,710,517	66,637,440

$137,235,893	$132,193,033	$1,162,416,473	$1,087,749,957	$62,244,080	$80,710,517

76,935	45,835	19,173,707	31,169,559	235,605	1,016,697
683,778	381,402	1,315,771	1,168,628	1,651,661	875,775
(231,431)	(189,025)	(20,839,119)	(9,914,510)	(1,892,871)	(628,001)

529,282	238,212	(349,641)	22,423,677	(5,605)	1,264,471
3,116,099	2,877,887	57,440,451	35,016,774	7,273,282	6,008,811

3,645,381	3,116,099	57,090,810	57,440,451	7,267,677	7,273,282

$394,075	$-	$2,258,267	$1,483,938	$-	$-

www.Bridgeway.com	125

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2007	2006	2007	2006

OPERATIONS:
Net investment income/(loss)	$(599,494)	$(304,530)	$(524,387)	$(60,141)
Net realized gain/(loss) on unaffiliated investments	(11,103,528)	66,079	4,720,083	(2,370,124)
Net realized gain/(loss) on written options	-	-	-	-
Net realized gain/(loss) on futures contracts	-	-	-	-
Net realized gain/(loss) on swaps	58,436	-	200,874	-
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	18,708,476	17,975,131	29,750,793	41,582,066
Net change in unrealized appreciation/(depreciation) on written options	-	-	-	-
Net change in unrealized appreciation/(depreciation) on futures contracts	-	-	-	-
Net change in unrealized appreciation/(depreciation) on swaps	1,479	-	(72,302)	-

Net increase/(decrease) in net assets resulting from operations	7,065,369	17,736,680	34,075,061	39,151,801

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	-	-	-	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	48,904,578	249,408,379	93,045,370	324,600,970
Reinvestment of distributions	-	-	-	-
Cost of shares redeemed	(158,852,967)	(47,571,775)	(207,064,202)	(72,177,050)
Redemption fees	-	-	-	-

Net increase/(decrease) in net assets from share transactions	(109,948,389)	201,836,604	(114,018,832)	252,423,920

Net increase/(decrease) in net assets	(102,883,020)	219,573,284	(79,943,771)	291,575,721

NET ASSETS:
Beginning of year	275,277,684	55,704,400	360,120,297	68,544,576

End of year*	$172,394,664	$275,277,684	$280,176,526	$360,120,297

SHARES ISSUED & REDEEMED
Issued	3,426,645	17,336,669	5,710,836	21,907,119
Distributions reinvested	-	-	-	-
Redeemed	(11,322,443)	(3,287,752)	(13,240,019)	(4,788,234)

Net increase/(decrease)	(7,895,798)	14,048,917	(7,529,183)	17,118,885
Outstanding at beginning of year	18,661,517	4,612,600	22,480,628	5,361,743

Outstanding at end of year	10,765,719	18,661,517	14,951,445	22,480,628

* Including accumulated net investment income (loss) of:	$(2,867)	$(2,430)	$70,914	$(2,430)

See Notes to Financial Statements.

126	Annual Report | June 30, 2007

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index		Balanced
Year Ended June 30,		Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2007	2006	2007	2006	2007	2006	2007	2006

$271,736	$210,397	$949,079	$595,369	$1,363,198	$833,896	$1,859,563	$1,112,062
486,313	(328,693)	2,784,881	170,815	(232,846)	(213,778)	578,164	(918,578)
-	-	-	-	-	-	918,470	1,523,741
-	-	-	-	-	-	(5,221,489)	435,407
-	-	-	-	-	-	-

16,911,227	2,773,526	11,542,582	3,982,733	10,307,323	2,507,818	6,831,276	2,318,902

-	-	-	-	-	-	(11,856)	-

-	-	-	-	-	-	-	-

-	-	-	-	-	-	-	-

17,669,276	2,655,230	15,276,542	4,748,917	11,437,675	3,127,936	4,954,128	4,471,534

(357,354)	-	(819,616)	(445,034)	(1,021,236)	(720,188)	(1,860,754)	(500,081)
-	-	-	-	-	-	(1,041,917)	(498,752)

(357,354)	-	(819,616)	(445,034)	(1,021,236)	(720,188)	(2,902,671)	(998,833)

53,352,870	73,245,902	38,671,336	64,726,457	64,503,705	24,662,088	26,839,294	56,790,992
304,098	-	794,313	438,970	985,385	692,946	2,766,204	968,461
(36,692,288)	(15,028,381)	(55,545,831)	(9,227,025)	(19,293,804)	(19,903,775)	(29,941,283)	(18,155,753)
-		-	-	-	-	-	-

16,964,680	58,217,521	(16,080,182)	55,938,402	46,195,286	5,451,259	(335,785)	39,603,700

34,276,602	60,872,751	(1,623,256)	60,242,285	56,611,725	7,859,007	1,715,672	43,076,401

103,860,971	42,988,220	87,718,432	27,476,147	42,470,574	34,611,567	85,340,075	42,263,674

$138,137,573	$103,860,971	$86,095,176	$87,718,432	$99,082,299	$42,470,574	$87,055,747	$85,340,075

4,091,823	5,902,620	2,461,638	4,558,708	8,004,336	3,528,092	2,108,086	4,595,294
23,573	-	49,771	31,902	121,644	96,109	220,590	79,317
(2,908,564)	(1,237,457)	(3,556,554)	(665,418)	(2,381,492)	(2,783,097)	(2,354,584)	(1,471,217)

1,206,832	4,665,163	(1,045,145)	3,925,192	5,744,488	841,104	(25,908)	3,203,394
8,573,784	3,908,621	6,089,117	2,163,925	5,888,305	5,047,201	6,747,540	3,544,146

9,780,616	8,573,784	5,043,972	6,089,117	11,632,793	5,888,305	6,721,632	6,747,540

$121,549	$207,009	$425,557	$343,117	$804,973	$463,011	$826,873	$818,675

www.Bridgeway.com	127

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Year Ended June 30, 2007	$61.90	$(0.43)	$6.41	$5.98
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49
Year Ended June 30, 2003	36.51	(0.27)	3.70	3.43

AGGRESSIVE INVESTORS 2

Year Ended June 30, 2007	17.55	(0.07)	2.94	2.87
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47
Year Ended June 30, 2003	10.25	(0.09)	0.12	0.03

ULTRA-SMALL COMPANY

Year Ended June 30, 2007	42.42	0.12	3.37	3.49
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33
Year Ended June 30, 2003	28.83	(0.21)	7.99	7.78

ULTRA-SMALL COMPANY MARKET

Year Ended June 30, 2007	18.94	0.10	1.76	1.86
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18
Year Ended June 30, 2003	8.70	(0.03)	2.31	2.28

*	Annualized
^	Per share amounts calculated based on the average daily shares outstanding during the period.
+	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

128	Annual Report | June 30, 2007

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption fees^	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income (loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$(5.98)	$-	$(5.98)	$-	$61.90	10.79%	$367,958	1.72%	1.72%	(0.75%)	114.8%
(6.51)	-	(6.51)	-	61.90	21.79%	438,592	1.58%	1.58%	(0.69%)	127.6%
-	-	-	-	56.60	14.51%	368,886	1.58%	1.58%	(0.51%)	155.0%
-	-	-	-	49.43	23.76%	353,684	1.74%	1.74%	(1.24%)	150.7%
-	-	-	-	39.94	9.40%	281,375	1.90%	1.90%	(0.81%)	138.0%

(0.37)	-	(0.37)	-	20.05	16.68%	650,939	1.22%	1.22%	(0.38%)	123.9%
(0.34)	-	(0.34)	-	17.55	21.65%	585,262	1.12%	1.12%	(0.26%)	89.1%
-	-	-	-	14.72	15.45%	156,053	1.37%	1.37%	(0.33%)	148.4%
-	-	-	-	12.75	24.03%	110,395	1.58%	1.58%	(1.13%)	151.5%
-	-	-	-	10.28	0.29%	22,107	1.90%	1.90%	(1.05%)	143.2%

(8.26)	-	(8.26)	-	37.65	9.12%	137,236	1.09%	1.09%	0.31%	105.9%
(5.10)	-	(5.10)	-	42.42	25.58%	132,193	1.09%	1.09%	(0.37%)	100.8%
(9.12)	-	(9.12)	-	38.44	15.37%	110,634	1.12%	1.12%	(0.25%)	85.9%
(5.29)	-	(5.29)	-	40.97	40.88%	101,233	1.15%	1.15%	(0.84%)	71.1%
(3.68)	-	(3.68)	-	32.93	32.00%	77,450	1.29%	1.29%	(0.82%)	56.1%

(0.37)	(0.08)	(0.45)	0.01	20.36	10.08%	1,162,416	0.67%	0.67%	0.53%	33.6%
(0.53)	(0.03)	(0.56)	0.01	18.94	15.13%	1,087,750	0.65%	0.65%	0.27%	26.5%
(0.15)	(0.03)	(0.18)	0.01	16.96	6.12%	593,883	0.73%	0.73%	0.15%	13.0%
(0.04)	-	(0.04)	0.02	16.14	47.41%	816,748	0.67%	0.67%	0.11%	19.4%
-	-	-	-	10.98	26.21%+	312,041	0.75%	0.85%	(0.14%)	17.7%

www.Bridgeway.com	129

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

MICRO-CAP LIMITED

Year Ended June 30, 2007	$11.10	$(0.01)	$(0.32)	$(0.33)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32
Year Ended June 30, 2003	10.19	(0.11)	0.01	(0.10)

SMALL-CAP GROWTH

Year Ended June 30, 2007	14.75	(0.04)	1.30	1.26
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period from October 31, 2003 to June 30, 2004@	10.00	(0.05)	0.89	0.84

SMALL-CAP VALUE

Year Ended June 30, 2007	16.02	(0.03)	2.75	2.72
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period from October 31, 2003 to June 30, 2004@	10.00	(0.03)	0.49	0.46

LARGE-CAP GROWTH

Year Ended June 30, 2007	12.11	0.03	2.02	2.05
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37
Period from October 31, 2003 to June 30, 2004@	10.00	(0.01)	0.64	0.63

*	Annualized
^	Per share amounts calculated based on the average daily shares outstanding during the period.
#	Total returns for periods less than one year are not annualized.
+	Total return would have been lower had various fees not been waived during the period.
@	Fund commenced operations on October 31, 2003

See Notes to Financial Statements.

130	Annual Report | June 30, 2007

Less Distributions to Shareholders from:						Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption fees^	Net Asset Value, End of Period	Total Return#	Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income (loss) After Waivers and Reimbursements	Portfolio Turnover Rate

$(2.21)	$-	$(2.21)	$-	$8.56	(3.37%)	$62,244	0.84%	0.84%	(0.09%)	133.1%
(1.67)	-	(1.67)	-	11.10	14.72%	80,711	1.60%	1.60%	(1.05%)	125.4%
(1.98)		(1.98)	-	11.09	22.94%	66,637	1.75%	1.75%	(1.27%)	87.1%
(0.93)	-	(0.93)	-	10.75	24.30%	57,750	1.79%	1.79%	(1.50%)	98.2%
(0.73)	-	(0.73)	-	9.36	0.93%+	56,422	1.90%	2.13%	(1.35%)	99.1%

-	-	-	-	16.01	8.54%	172,395	0.92%	0.92%	(0.31%)	37.4%
-	-	-	-	14.75	22.10%	275,278	0.81%	0.81%	(0.19%)	41.2%
-	-	-	-	12.08	11.44%+	55,704	0.94%	1.08%	(0.68%)	51.3%
-	-	-	-	10.84	8.40%+	37,968	0.94%*	1.25%*	(0.74%)*	16.6%

-	-	-	-	18.74	16.98%	280,177	0.88%	0.88%	(0.19%)	58.1%
-	-	-	-	16.02	25.35%	360,120	0.77%	0.77%	(0.03%)	48.6%
-	-	-	-	12.78	22.18%+	68,545	0.94%	1.07%	(0.32%)	57.0%
-	-	-	-	10.46	4.60%+	28,193	0.94%*	1.49%*	(0.42%)*	20.5%

-	(0.04)	(0.04)	-	14.12	16.98%	138,138	0.78%	0.78%	0.25%	39.0%
-	-	-	-	12.11	10.09%	103,861	0.82%	0.82%	0.31%	26.1%
-	-	-	-	11.00	3.48%+	42,988	0.84%	1.03%	(0.04%)	20.2%
-	-	-	-	10.63	6.30%+	39,532	0.84%*	1.13%*	(0.09%)*	6.7%

www.Bridgeway.com	131

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain\(Loss)	Total from Investment Operations

LARGE-CAP VALUE

Year Ended June 30, 2007	$14.41	$0.17	$2.64	$2.81
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
Period from October 31, 2003 to June 30, 2004@	10.00	0.03	1.08	1.11

BLUE CHIP 35 INDEX

Year Ended June 30, 2007	7.21	0.16	1.26	1.42
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93
Year Ended June 30, 2003	5.93	0.09	0.21	0.30

BALANCED

Year Ended June 30, 2007	12.65	0.28	0.44	0.72
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30
Year Ended June 30, 2003	9.87	0.10	0.15	0.25

*	Annualized
^	Per share amounts calculated based on the average daily shares outstanding during the period.
#	Total returns for periods less than one year are not annualized.
+	Total return would have been lower had various fees not been waived during the period.
@	Fund commenced operations on October 31, 2003

See Notes to Financial Statements.

132	Annual Report | June 30, 2007

Less Distributions to Shareholders from:							Ratios & Supplemental Data
Net Realized Gain	Net Investment Income	Total Distributions	Paid in Capital from Redemption fees^	Net Asset Value, End of Period	Total Return#		Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$(0.15)	$(0.15)	$-	$17.07	19.57%		$86,095	0.79%	0.79%	1.08%	34.1%
-	(0.15)	(0.15)	-	14.41	14.69	%+	87,718	0.84%	0.86%	1.18%	23.1%
-	(0.10)	(0.10)	-	12.70	15.22	%+	27,476	0.84%	1.10%	1.24%	30.0%
-	-	-	-	11.11	11.10	%+	20,598	0.84%*	1.52%*	0.86%*	11.3%

-	(0.11)	(0.11)	-	8.52	19.81	%+	99,082	0.15%	0.35%	1.98%	10.5%
-	(0.11)	(0.11)	-	7.21	6.64	%+	42,471	0.15%	0.47%	1.90%	41.1%
-	(0.12)	(0.12)	-	6.86	(0.59	%)+	34,612	0.15%	0.56%	2.07%	20.3%
-	(0.05)	(0.05)	-	7.02	15.20	%+	35,960	0.15%	0.58%	1.64%	5.3%
-	(0.09)	(0.09)	-	6.14	5.13	%+	7,763	0.15%	1.07%	1.65%	24.9%

(0.15)	(0.27)	(0.42)	-	12.95	5.87%		87,056	0.94%	0.98%	2.16%	27.37%
(0.11)	(0.11)	(0.22)	-	12.65	8.01%		85,340	0.94%	0.94%	1.81%	51.3%
(0.10)	(0.08)	(0.18)	-	11.92	7.15	%+	42,264	0.94%	1.19%	1.20%	125.5%
-	(0.05)	(0.05)	-	11.30	12.94	%+	23,212	0.94%	1.51%	0.60%	123.7%
(0.01)	(0.06)	(0.07)	-	10.05	2.57	%+	8,344	0.94%	1.66%	1.06%	98.2%

www.Bridgeway.com	133

NOTES TO FINANCIAL STATEMENTS

June 30, 2007

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund. All shares outstanding currently represent Class N shares.

Amounts disclosed above for each Fund that have been authorized do not include Class R shares, of which there are none currently issued and outstanding.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors. The Ultra-Small Company Fund is closed to all investors.

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2 . Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing

134	Annual Report | June 30, 2007

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending  Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of June 30, 2007, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Securities Received as Collateral

Aggressive Investors 1	$137,551,100	$141,059,647
Aggressive Investors 2	$181,853,709	$186,006,958
Ultra-Small Company	$20,017,381	$21,990,068
Ultra-Small Company Market	$241,228,578	$260,841,629
Micro-Cap Limited	$14,176,885	$15,663,739
Small-Cap Growth	$65,987,321	$68,447,545
Small-Cap Value	$67,741,100	$70,694,120
Large-Cap Growth	$18,681,361	$19,313,889
Large-Cap Value	$17,814,637	$18,405,060
Blue Chip 35 Index	$20,211,212	$20,970,771
Balanced	$8,568,910	$8,832,522

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations  Fund expenses that are not series specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

Futures Contracts  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

www.Bridgeway.com	135

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

was opened and the value at the time it was closed. As of June 30, 2007, the Ultra-Small Company Market Fund held the following futures contracts:

Contracts	Type	Expiration Date	Net Unrealized Appreciation/ (Depreciation)

285	Russell Mini	September 21, 2007	(192,755)

Options  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Only Balanced Fund had outstanding written options as of June 30, 2007.

A summary of the options transactions written by the Balanced Fund follows:

	Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2006	4,039	$509,455
Positions Opened	19,887	2,647,050
Exercised	(8,024)	(1,093,052)
Expired	(5,847)	(753,810)
Closed	(6,235)	(793,939)
Split	86	-

Outstanding, June 30, 2007	3,906	$515,704

Market Value, June 30, 2007		$424,090

	Written Put Options
	Contracts	Premiums

Outstanding, June 30, 2006	4,886	$545,588
Positions Opened	24,962	2,772,398
Exercised	(3,940)	(506,045)
Expired	(12,320)	(1,199,956)
Closed	(10,448)	(1,198,367)
Split	-	-

Outstanding, June 30, 2007	3,140	$413,618

Market Value, June 30, 2007		$361,480

Swaps.  Each Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser. The swaps are entered into to reduce cash drag and are settled at the end of each month. The underlying assets for each swap is the Fund’s market value. The following swaps were open as of June 30, 2007:

Portfolio	Swap Counterparty	Notional Principal	Maturity Date	Net Unrealized Gain\(Loss)
Aggressive Investors 1	Reflow Management Co.	$745,484	July 1, 2007	($7,292)
Small-Cap Growth	Reflow Management Co.	279,935	July 1, 2007	1,479
Small-Cap Value	Reflow Management Co.	1,166,935	July 1, 2007	(72,302)

136	Annual Report | June 30, 2007

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3.	Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.850% from $500 million to $1 billion, and 0.800% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Until the Fund had a five-year operating history (October 31, 2006), the Performance Adjustment Rate was calculated as follows: (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Fund only; (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate was calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate was calculated, it covered a longer time span, until it covered a rolling five-year period as intended. During that time, the early months of the transition period had a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate, which was revised effective April 1, 2005, varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company:  The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market:  The Fund pays a flat 0.50% annual management fee, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during any quarter that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the advisory fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index:  The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly.

Balanced:  The Fund pays a flat 0.60% annual management fee, computed daily and payable monthly.

Expense limitations:  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the fiscal year ended June 30, 2007. All expense limitations and total reimbursements for the fiscal year ended June 30, 2007, are shown below.

Bridgeway Fund	Expense Limitations	Total Waivers & Reimbursements for fiscal year ended 06/30/07

Aggressive Investors 1	1.80%	-
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	-
Micro-Cap Limited	1.85%	-
Small-Cap Growth	0.94%	-
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	-
Large-Cap Value	0.84%	-
Blue Chip 35 Index	0.15%	$135,033
Balanced	0.94%	$34,237

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

Other Related Party Transactions:  On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. During the fiscal year ended June 30, 2007, the Aggressive Investors 2 Fund had an inter-portfolio purchase of $152,800 and the Blue-Chip 35 Index Fund had an inter-portfolio sale of $152,800. No inter-portfolio purchases or sales were entered into during the fiscal year ended June 30, 2007 by the Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, and Balanced Funds.

The Adviser entered into a Master Administrative Agreement with the Funds pursuant to which Bridgeway Capital Management acts as Administrator for the Funds. Under the terms of the agreement, Bridgeway Capital Management provides or arranges for the provision of certain accounting and other administrative services to the Funds that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, Bridgeway Capital Management received a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets through February 28, 2007. The Master Administrative Agreement was amended effective March 1, 2007. Under the amended agreement, an annual fee of $635,000 is paid to Bridgeway Capital Management as compensation for the services provided. The fee is paid in equal monthly installments.

One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the Investment Company Act of 1940 definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation  Bridgeway paid an annual retainer of $8,000 and fees of $4,000 per Board meeting, Committee meeting or combination meeting, to each Independent Director. The Independent Chairman of the Board received an annual retainer of $10,500 and fees of $5,000 per meeting. In addition, the chairperson of the Nominating and Corporate Governance Committee received an additional $1,000 for chairing the annual Board self-assessment.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the fiscal year ended June 30, 2007, total reimbursements made, across all of the Funds, was $1,364. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a restated and amended Distribution Agreement dated July 1, 2007. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for fiscal year ended June 30, 2007 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$441,493,216	-	$544,317,504
Aggressive Investors 2	-	$722,489,445	-	$748,135,557
Ultra-Small Company	-	$133,733,372	-	$141,465,855
Ultra-Small Company Market	-	$377,889,025	-	$421,274,790
Micro-Cap Limited	-	$92,037,231	-	$109,476,798
Small-Cap Growth	-	$72,807,471	-	$180,411,712
Small-Cap Value	-	$159,605,863	-	$273,260,995
Large-Cap Growth	-	$58,561,841	-	$43,035,025
Large-Cap Value	-	$29,735,538	-	$45,751,133
Blue Chip 35 Index	-	$52,955,225	-	$7,256,290
Balanced	$2,191,346	$18,723,273	$4,261,066	$26,010,517

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis)  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2007, were as follows:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited
As of June 30, 2007
Gross appreciation (excess of value over tax cost)	$74,628,856	$145,405,765	$34,685,465	$444,723,112	$11,121,131
Gross depreciation (excess of tax cost over value)	(2,810,365)	(3,199,044)	(5,330,343)	(40,906,549)	(1,754,542)

Net unrealized appreciation	$71,818,491	$142,206,721	$29,355,122	$403,816,563	$9,366,589

Cost of investments for income tax purposes	$293,382,378	$519,098,375	$106,228,276	$765,987,271	$52,684,065

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
As of June 30, 2007
Gross appreciation (excess of value over tax cost)	$51,586,321	$87,001,635	$27,607,711	$19,844,002	$15,429,524	$13,735,983
Gross depreciation (excess of tax cost over value)	(3,421,169)	(3,841,937)	(1,466,932)	(122,732)	(824,849)	(1,917,344)

Net unrealized appreciation	$48,165,152	$83,159,698	$26,140,779	$19,721,270	$14,604,675	$11,818,639

Cost of investments for income tax purposes	$127,227,274	$209,867,592	$115,689,210	$65,577,101	$85,421,509	$74,608,413

The differences between book and tax net unrealized appreciation are primarily due to wash sale loss deferrals.

Classifications of Distributions  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

140	Annual Report | June 30, 2007

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2007 and June 30, 2006, respectively are as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$-	$1,866,101	$-	$554,558
Long Term Capital Gain	38,922,847	40,753,725	12,277,639	5,415,124

Total	$38,922,847	$42,619,826	$12,277,639	$5,969,682

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$1,877,630	$897,342	$4,933,248	$1,179,985
Long Term Capital Gain	23,500,754	13,492,318	22,318,728	21,617,958

Total	$25,378,384	$14,389,660	$27,251,976	$22,797,943

	Micro-Cap Limited		Large-Cap Growth
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$1,475	$130,000	$357,354	$-
Long Term Capital Gain	14,953,926	9,975,182	-	-

Total	$14,955,401	$10,105,182	$357,354	$-

	Large-Cap Value		Blue Chip 35 Index
	Year Ended June 30, 2007	Year Ended June 30, 2006	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$819,616	$445,034	$1,021,236	$720,188
Long Term Capital Gain	-	-	-	-

Total	$819,616	$445,034	$1,021,236	$720,188

	Balanced
	Year Ended June 30, 2007	Year Ended June 30, 2006
Distributions paid from:
Ordinary income	$2,182,831	$679,739
Long Term Capital Gain	719,840	319,094

Total	$2,902,671	$998,833

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

At June 30, 2007, the Funds had available for tax purposes, capital loss carryovers as follows:

		Aggressive Investors 2	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Balanced
Expiring	6/30/2008	$-	$-	$-	$-	$-	$106,811	$-
	6/30/2009	-	-	-	-	-	100,306	-
	6/30/2010	-	-	-	-	-	429,064	-
	6/30/2011	-	-	-	-	-	337,509	-
	6/30/2012	-	-	-	-	-	327,296	-
	6/30/2013	-	-	3,213,476	948,551	2,323,531	282,192	-
	6/30/2014	-	-	1,027,472	-	2,412,639	402,963	-
	6/30/2015	7,747,247	1,910,229	10,523,579	-	-	418,882	2,910,049

Components of Net Assets (Tax Basis)  As of June 30, 2007, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Accumulated Net Investment Income (Loss)	$-	$-	$394,075
Accumulated Net Realized Gain (Loss) on Investments	50,511,257	(7,747,247)	15,085,220
Net unrealized appreciation\depreciation of investments	71,818,491	142,206,721	29,355,122

Total	$122,329,748	$134,459,474	$44,834,417

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Accumulated Net Investment Income (Loss)	$2,258,267	$-	$-
Accumulated Net Realized Gain (Loss) on Investments	34,714,369	(1,910,229)	(14,764,527)
Net unrealized appreciation\depreciation of investments	403,816,563	9,366,589	48,165,152
Other Book/Tax Differences	-	-	(1,388)

Total	$440,789,199	$7,456,360	$33,399,237

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Accumulated Net Investment Income (Loss)	$-	$122,905	$426,913
Accumulated Net Realized Gain (Loss) on Investments	(948,551)	(4,736,170)	1,696,514
Net unrealized appreciation\depreciation of investments	83,159,698	26,140,779	19,721,270
Other Book/Tax Differences	(1,388)	(1,356)	(1,356)

Total	$82,209,759	$21,526,158	$21,843,341

	Blue Chip 35 Index	Balanced
Accumulated Net Investment Income (Loss)	$804,973	$826,873
Accumulated Net Realized Gain (Loss) on Investments	(2,417,737)*	(3,741,146)*
Net unrealized appreciation\depreciation of investments	14,604,675	11,818,639

Total	$12,991,911	$8,904,366

*	Includes losses incurred in the period November 1, 2006 through June 30, 2007 which the Fund has elected to defer to its fiscal year ending June 30, 2008 of $12,714 for Blue Chip 35 Index and $831,097 of Balanced Fund.

142	Annual Report | June 30, 2007

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

For the year ended June 30, 2007, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company
Paid-in-Capital	$6,390,218	$(439,279)	$841,285
Accumulated Net Investment Income (Loss)	2,886,904	2,250,598	(14,025)
Accumulated Net Realized Gain (Loss)	(9,277,122)	(1,811,319)	(827,260)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth
Paid-in-Capital	$9,160,427	$567,596	$(540,621)
Accumulated Net Investment Income (Loss)	(398,050)	61,758	599,057
Accumulated Net Realized Gain (Loss)	(8,762,377)	(629,354)	(58,436)

	Small-Cap Value	Large-Cap Growth	Large-Cap Value
Paid-in-Capital	$(396,857)	$(158)	$718,350
Accumulated Net Investment Income (Loss)	597,731	158	(47,083)
Accumulated Net Realized Gain (Loss)	(200,874)	-	(671,267)

	Blue Chip 35 Index	Balanced
Paid-in-Capital	$(25,756)	$(8,057)
Accumulated Net Investment Income (Loss)	-	9,389
Accumulated Net Realized Gain (Loss)	25,756	(1,332)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses, the deduction of equalization debits for tax purposes, and certain expenses.

7. Bank Borrowings

Certain Bridgeway Funds established a line of credit agreement (“Facility”) with PNC Bank, N.A. (the “Bank” or “Lender”) which matures on October 9, 2007 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Fund’s net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at Maturity. Interest is payable monthly in arrears. No Fund had borrowings under the Facility during the year ended June 30, 2007.

During the fiscal year ended June 30, 2007 each of the Funds engaged in short-term borrowings from PFPC Trust Company, the Funds’ Custodian. Interest on the borrowings was charged at 1.25 times the Federal Fund Rate.

8. Redemption Fees:

In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months or for redemptions in a down market, subject to a maximum combined redemption fee of 2%. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

9. New Accounting Pronouncements

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), was issued. FIN 48 is required to be implemented by the Funds no later than December 31, 2007.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2007

As of June 30, 2007, the Fund has not implemented the provisions of FIN 48, which prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken in a tax return. Fund management is in the process of evaluating the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of SFAS 157 on the Funds’ financial statements.

144	Annual Report | June 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra Small Company Fund, Ultra Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund, each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period the ended, and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended June 30, 2004 were audited by other auditors whose report dated August 30, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra Small Company Fund, Ultra Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund as of June 30, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two year period then ended, and financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

August 23, 2007

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OTHER INFORMATION

June 30, 2007 (unaudited)

1. Shareholder Tax Information

Certain tax Information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2007. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2006.

During the fiscal year ended June 30, 2007, the following percentages of dividends paid by each Fund from net investment income qualified for the corporate dividends received deduction and met the requirements regarding qualified dividend income:

	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
Corporate Dividends Received Deduction	24.86%	100.00%	0.00%	100.00%	95.72%	81.77%	51.30%
Qualified Dividend Income	24.66%	100.00%	0.00%	100.00%	95.72%	81.76%	51.68%
Qualified Interest Related Dividends	0.00%	6.49%	0.00%	15.78%	1.02%	1.35%	0.00%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

During the fiscal year ended June 30, 2007, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits as summarized below:

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market	Micro-Cap Limited
Ordinary Income Distributions	$-	$-	$1,891,655	$5,184,167	$1,475
Equalization Debits Included in Ordinary Income Distributions	-		14,025	250,919	-
Long-Term Capital Gain Distributions	46,287,463	12,277,639	23,936,230	29,571,678	14,953,926
Equalization Debits Included in Long-Term Capital Gain Distributions	7,364,616	-	435,476	7,252,950	-

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced
Ordinary Income Distributions	$357,354	$867,051	$1,021,236	$2,182,831
Equalization Debits Included in Ordinary Income Distributions	-	47,435	-	-
Long-Term Capital Gain Distributions	-	671,267	-	719,840
Equalization Debits Included in Long-Term Capital Gain Distributions	-	671,267	-	-

See Note #6 of Notes to Financial Statements for distributions paid during the fiscal year.

2. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2007 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

146	Annual Report | June 30, 2007

OTHER INFORMATION (continued)

June 30, 2007 (unaudited)

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Investment Advisory Agreement Approval

At a meeting held on June 15, 2007 (the “Meeting”), the Board of Directors (“Board”), including a majority of the non-interested or independent Directors (hereinafter, “Directors”), approved the renewal of the investment management agreement (the “Advisory Agreement”) between Bridgeway Capital Management, Inc. (the “Adviser”) and each Fund.

In reaching its decisions to approve the continuation of the Advisory Agreement for each Fund, the Board considered information provided specifically in relation to the renewal of the Advisory Agreement for the Meeting. In response to specific requests from the independent Directors in connection with the Meeting, the Adviser furnished, and the Board considered, information including, but not limited to, the following: (1) the nature, extent and quality of services provided by the Adviser to the Funds, including investment advisory and certain administrative services to the Funds; (2) the actual management and other fees paid by each Fund to the Adviser and a comparison of those fees to a comparable group of funds; (3) the performance of each Fund over various time periods and a comparison of that performance to a comparable group of funds; (4) the profitability of the Adviser from the relationship with the Funds; and (5) any “fall out” or ancillary benefits that accrue to the Adviser as a result of the relationship with each Fund. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also evaluated the answers to questions posed by the independent Directors to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the independent Directors received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the Advisory Agreement for all of the Funds was considered at the same Board meeting, the Directors addressed each Fund separately during the Meeting.

Based on all of the information presented, the Board, including a majority of its independent Directors, determined on a Fund-by-Fund basis that the fees charged under the Advisory Agreement are reasonable in relation to the services that are provided under the Advisory Agreement. In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Advisory Agreement for each Fund. Rather, the approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety.

Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decisions to approve the continuance of the Advisory Agreement for each Fund.

Nature, Extent and Quality of Services.  The independent Directors were pleased that the Funds continue to have access to the Adviser’s specialized skills in quantitative analysis and active and passive investment management and trading, and viewed those skills as relatively unique within the investment industry. The Directors were satisfied that staffing levels and plans for growth at the Adviser were adequate and appropriate in view of the Funds’ operations. The Directors noted that the Adviser devotes most of its personnel time to managing the Funds, as they are the largest part of the Adviser’s business operations. There have been no changes in personnel that provide services to the Funds other than the addition of a new partner to the investment management team during the past year. In addition to providing investment management services to the Funds, the Adviser has undertaken extensive responsibility to review and implement policies and procedures to ensure that the Funds comply with regulatory initiatives. Finally, the Directors considered that the Adviser provides certain administrative services under the Administrative Services Agreement approximately at cost to the Funds.

Investment Performance.  The independent Directors reviewed performance information for each Fund. The Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Ultra-Small Company Fund outperformed their peer funds and benchmark index by very considerable margins over shorter periods and since inception. The Micro-Cap Limited Fund had comparable returns to its peer funds, but lagged its primary benchmark for the past five years. However, the Micro-Cap Limited

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OTHER INFORMATION (continued)

June 30, 2007 (unaudited)

Fund has outperformed its peer funds and benchmark index by a considerable margin since inception. The Small-Cap Growth Fund has outperformed its peer funds and benchmark index for the past three years and since inception. The Small-Cap Value Fund has outperformed its peer funds and benchmark index for the past three years, but has lagged its peer funds and benchmark index since inception. The Large-Cap Growth Fund has lagged its peer funds for the past three years, but has outperformed its benchmark index during the same period. In addition, the Large-Cap Growth Fund has outperformed its peer funds and benchmark index since inception. The Large-Cap Value Fund has outperformed its peer funds for the past three years, but has lagged its benchmark index during the same period. In addition, the Large-Cap Value Fund has outperformed its peer funds and benchmark index since inception. The passively managed Ultra-Small Company Market Fund has outperformed its peer funds for the past five years, but has lagged its benchmark index during the same period. In addition, the Ultra-Small Company Market Fund has outperformed its peer funds and benchmark index since inception. The Blue Chip 35 Index Fund has lagged both its peer funds and benchmark index for the past five years, however, the Fund has outperformed its benchmark index since inception. Finally, the Balanced Fund outperformed both its benchmark index and peer funds for the past five years, although the Fund lagged the Lipper Balanced Fund Index during the same period. However, the Balanced Fund outperformed its benchmark index and the Lipper Balanced Fund Index since inception. The independent Directors were very satisfied with each Fund’s relative investment performance.

Fees and Expenses.  The independent Directors were satisfied with the reasonableness of the management fees and favorable overall expense levels of each of the Funds, and believed that the fee and expense levels were consistent with the Adviser’s long-standing goal of providing low cost funds. The management fees of the Aggressive Investors 1 Fund, Aggressive Investors 2 Fund and Micro-Cap Limited Fund are performance-based fees that adjust higher or lower in a range in response to investment results. As a result of the performance fees and their long-term investment success, the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund paid higher management fees than fees paid by peers. Overall expenses were slightly higher for Aggressive Investors 1 Fund but slightly lower for Aggressive Investors 2 Fund as compared to peers. Due to the fact that the Micro-Cap Limited Fund is currently in a negative performance fee adjustment, the management fees and overall expenses of the Micro-Cap Limited Fund were significantly lower than the fees paid by peers. The Ultra-Small Company Fund has no performance fee and both the management fee and overall expenses were significantly lower than peers.

The Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund also have performance fees, but each Fund’s management fees and overall expenses were significantly lower than its peers.

The passively managed Ultra-Small Company Market Fund’s management fee was higher than the average of other passively-managed funds, but the Board recognized that the fee was warranted because the Fund was relatively unique among index funds based on its ultra small focus. In any event, the overall expenses of the Fund were comparable to its peers. The Blue Chip 35 Index Fund has no performance fee and both the management fee and overall expenses were significantly lower than peer funds, primarily due to fee waivers and expense reimbursements by the Adviser. The Balanced Fund has no performance fee and its management fee is lower than peers and overall expenses were significantly lower than peer funds.

In addition, the Board acknowledged that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that overall expense levels do not increase above certain levels, and noted that each Fund’s non-management expense levels were lower or comparable to peer group expenses.

Profitability and Economies of Scale.  The Board reviewed profitability information for the Adviser in the aggregate for each of the past seven years as well as profitability information presented by the Adviser at the Meeting comparing the Adviser’s profitability to other investment advisers. The Board noted that, as a business matter, the Adviser was entitled to earn reasonable profits for its services to the Funds.

With regard to economies of scale, the Board noted that the Aggressive Investors 1 and 2 Funds have each reached a size so that they already benefit from a reduced base management fee rate. The Micro-Cap Limited and Ultra-Small Company Funds also had fee breakpoints that had not yet been met. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund do not have fee breakpoints, the Adviser indicated that the Funds were priced low relative to peers and ahead of the economies of scale curve at launch. In particular, these Funds’ management fees were aggressively priced from launch as if they had assets of $1 billion (in the case of the Small-Cap Growth and

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OTHER INFORMATION (continued)

June 30, 2007

Small-Cap Value Funds) and $5 billion (in the case of the Large-Cap Growth and Large-Cap Value Funds). However, these four Funds had assets that were significantly below the $1 billion and $5 billion levels, as the case may be, at the time of the Meeting. Although the Ultra-Small Company Market Fund does not have fee breakpoints, the Adviser noted that it believes that the Fund does not exhibit significant economies of scale because it involves intensive and time-consuming portfolio and trading management because trades are small and oftentimes illiquid and may take longer to execute. As a result, the Adviser indicated that an increase in assets does not necessarily lead to economies of scale. With regard to both the Blue Chip 35 Index Fund and Balanced Fund, the Adviser noted that although neither Fund has fee breakpoints, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. In view of asset sizes and fee structure, the Board was satisfied that shareholders were not missing the opportunity to benefit from economies of scale if they were available.

The Directors also reviewed the fees the Adviser charged to other funds and separate accounts and evaluated the differences. In terms of potential ancillary benefits to the Adviser due to its position as manager of the Funds, the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship.

Overall, the Directors were pleased to renew the Advisory Agreement with respect to each Fund. The Directors valued access by the Funds to the Adviser’s proprietary quantitative investment management services, excellent investment performance and favorable fee levels and concluded that renewal of the management agreement was in the best interests of the Funds and their shareholders. They also expressed appreciation for the integrity and level of commitment of the Adviser’s personnel.

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DISCLOSURE OF FUND EXPENSES

June 30, 2007

As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Blue Chip 35 Index Funds under certain circumstances. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2007 and held until June 30, 2007.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide you’re account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on you’re account during the period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear In the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table Is useful In comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/07	Ending Account Value at 6/30/07	Expense Ratio	Expense Paid During Period* 1/1/07 - 6/30/07

Bridgeway Aggressive Investors 1

Actual Fund Return	$1,000.00	$1,136.79	1.83%	$9.70
Hypothetical Fund Return	$1,000.00	$1,015.72	1.83%	$9.15

Bridgeway Aggressive Investors 2

Actual Fund Return	$1,000.00	$1,189.29	1.27%	$6.88
Hypothetical Fund Return	$1,000.00	$1,018.50	1.27%	$6.36

Bridgeway Ultra Small Company Fund

Actual Fund Return	$1,000.00	$1,059.36	1.08%	$5.51
Hypothetical Fund Return	$1,000.00	$1,019.44	1.08%	$5.41

Bridgeway Ultra Small Company Market Fund

Actual Fund Return	$1,000.00	$1,041.96	0.70%	$3.54
Hypothetical Fund Return	$1,000.00	$1,021.32	0.70%	$3.51

Bridgeway Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$1,002.34	0.53%	$2.63
Hypothetical Fund Return	$1,000.00	$1,022.17	0.53%	$2.66

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,121.93	0.99%	$5.21
Hypothetical Fund Return	$1,000.00	$1,019.89	0.99%	$4.96

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DISCLOSURE OF FUND EXPENSES

June 30, 2007

	Beginning Account Value at 1/1/07	Ending Account Value at 6/30/07	Expense Ratio	Expense Paid During Period* 1/1/07 - 6/30/07

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$1,159.65	0.90%	$4.82
Hypothetical Fund Return	$1,000.00	$1,020.33	0.90%	$4.51

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,117.98	0.81%	$4.25
Hypothetical Fund Return	$1,000.00	$1,020.78	0.81%	$4.06

Bridgeway Large-Cap Value Fund

Actual Fund Return	$1,000.00	$1,072.92	0.80%	$4.11
Hypothetical Fund Return	$1,000.00	$1,020.83	0.80%	$4.01

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$1,057.07	0.15%	$0.77
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

Bridgeway Balanced Fund

Actual Fund Return	$1,000.00	$1,032.70	0.93%	$4.69
Hypothetical Fund Return	$1,000.00	$1,020.18	0.93%	$4.66

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DIRECTORS & OFFICERS

June 30, 2007

Independent Directors and Officers
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 53	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 52	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present. Attorney and Partner, Davis, Ridout, Jones and Gerstner LLP, 1999 to 2003.	Eleven	None

Miles Douglas Harper, III* Age 44	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present, Gainer, Donnelly, Desroches, LLP.	Eleven	Calvert Large-Cap Growth Fund[2] (1 Portfolio)

Evan Harrel Age 46	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 to present. Senior Portfolio Manager, AIM Capital Management, 1998 to 2003.	Eleven	None

Deborah L. Hanna[5] Age 42	Secretary	Term: 1 Year Length: 2/16/2007 to Present.	Self-employed, accounting and related projects for various organizations, 2001 - Present.		None

*	Independent Chairman

“Interested” or Affiliated Directors and Officers
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[3] Age 43	President and Director	Term: 1 Year Length: 2003 to Present.	President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 to present. Vice President, Hewlett Packard, 1/2001 - 12/2002.	Eleven	None

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DIRECTORS & OFFICERS (continued)

June 30, 2007

“Interested” or Affiliated Directors and Officers (continued)
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[4] Age 51	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Vice President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 - 6/2005. President, Bridgeway Capital Management Inc., 7/1993 to present.	Eleven	None

Richard P. Cancelmo, Jr. Age 48	Vice President	Term: 1 Year Length: 2004 to Present.	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., 2000 to present.		None

Joanna Barnhill[6] Age 57	Secretary	Term: 1 Year Length: 1993 to 02/07.	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 45	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.

Chief Compliance Officer,

Bridgeway Capital Management, Inc., 5/2004 to present. Staff member, Bridgeway Capital Management, Inc., 5/2004 to present. Vice President - Compliance, Capstone Asset Management

Company, 1998 - 2004.

None

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.
[2]	The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.
[3]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.
[4]	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.
[5]	Began serving as Secretary of Bridgeway Funds on February 16, 2007.
[6]	Served as Secretary of Bridgeway Funds until February 16, 2007.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

c/o Citigroup Fund Services, LLC

P. O. Box 446

Portland, ME 04112

713-661-3500 800-661-3550

CUSTODIAN

PFPC Trust Company

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

2 Portland Square

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

ITEM 2.	CODE OF ETHICS

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics, as that term is defined in Item 2 of Form N-CSR (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant. A copy of the Code is attached as an exhibit. There were no amendments to the Code or waivers from the provisions of the Code during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that at least one member on Registrant’s audit committee possesses the technical attributes to qualify as an “audit committee financial expert.” The Board of Directors has designated Miles Douglas Harper, III as the “audit committee financial expert.” Miles Douglas Harper, III is “independent” as defined in paragraph (a)(2) to Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ending June 30, 2007 and June 30, 2006 were $213,000 and $193,000, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

(c)	Tax Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 for the fiscal year ended June 30, 2007 and $22,000 for the fiscal year ended June 30, 2006. Tax services include the review of the Funds’ federal and state income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

(d)	All other Fees: The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraph (a) through (c) of this Item, were $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)	(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	None.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There has been no material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)	(1) The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.a.1.

(a)	(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)	(3) Not applicable.

(b)	Certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIDGEWAY FUNDS, INC.

By:	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date:	9/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date:	9/7/07

By:	/s/ Linda Giuffre
Linda Giuffre
Treasurer and Principal Financial Officer

Date:	9/7/07